Prospectus dated October 26, 2006

     Oppenheimer  Capital  Appreciation Fund is a mutual fund that seeks capital appreciation to make your investment  grow. It emphasizes  investments in common
stocks.  This  Prospectus  contains  important   information  about  the  Fund's
objective,  and its investment policies,  strategies and risks. It also contains important  information  about  how to buy and sell  shares of the Fund and other account  features.  Please read this Prospectus  carefully before you invest and keep it for future reference about your account.

     As with all mutual funds,  the Securities  and Exchange  Commission has not approved or disapproved  the Fund's  securities nor has it determined  that this
Prospectus  is  accurate  or  complete.  It is a criminal  offense to  represent otherwise.

                                                      (OppenheimerFunds logo)
CONTENTS

        ABOUT THE FUND

       The Fund's Investment Objective and Principal Investment Strategies
       Main Risks of Investing in the Fund
       The Fund's Past Performance
       Fees and Expenses of the Fund
       About the Fund's Investments
       How the Fund is Managed

       ABOUT YOUR ACCOUNT

       How to Buy Shares
       Class A Shares
       Class B Shares
       Class C Shares
       Class N Shares
       Class Y Shares

       Special Investor Services
       AccountLink
       PhoneLink
       OppenheimerFunds Internet Website
       Automatic Withdrawal and Exchange Plans
       Retirement Plans

       How to Sell Shares
       By Mail
       By Telephone
       How to Exchange Shares
       Shareholder Account Rules and Policies
       Dividends, Capital Gains and Taxes
       Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies
WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks capital appreciation.

     WHAT DOES THE FUND  MAINLY  INVEST  IN? The Fund  invests  mainly in common stocks of  "growth  companies."  These  may be newer  companies  or  established companies of any  capitalization  range that the portfolio  manager believes may appreciate in value over the long term.

     HOW DOES THE MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  The Fund's
investment  manager,  OppenheimerFunds,  Inc. (the "Manager"),  looks for growth companies  with stock  prices that it  believes  are  reasonable  in relation to overall stock market valuations. The Manager focuses on factors that may vary in particular  cases and over time in seeking broad  diversification  of the Fund's portfolio among industries and market sectors. Currently, the Manager looks for:

     companies in businesses with above-average growth potential, companies with growth rates that the  portfolio  managers  believe are  sustainable  over time, stocks with reasonable valuations relative to their growth potential.

     The  Manager  may sell  companies  from the Fund that it believes no longer meet the above criteria.

     WHO IS THE FUND DESIGNED  FOR? The Fund is designed for  investors  seeking capital  appreciation in their  investment  over the long term.  Those investors should be willing to assume the risks of  short-term  share  price  fluctuations that are typical for a growth fund focusing on stock investments. Since the Fund does not seek income and its income from its  investments  will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

     All  investments  have risks to some  degree.  The Fund's  investments  are subject  to changes in their  value  from a number of factors  described  below.
There is also the risk that poor security  selection by the Fund's  Manager will cause the Fund to underperform other funds having a similar objective.

     RISKS OF  INVESTING  IN  STOCKS.  Stocks  fluctuate  in  price,  and  their short-term  volatility at times may be great. Because the Fund currently invests primarily in common stocks of U.S. companies,  the value of the Fund's portfolio will be affected by changes in the U.S. stock  markets.  Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the
Fund's portfolio securities change. A variety of factors can affect the price of a particular  stock and the prices of  individual  stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

     The Manager may increase the relative emphasis of the Fund's investments in a  particular  industry  from time to time.  Stocks of issuers  in a  particular
industry  may  be  affected  by  changes  in  economic  conditions,   government
regulations,  availability of basic resources or supplies,  or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry,  its share values may fluctuate in response to events affecting that industry.

     Stocks of growth companies,  particularly newer or smaller  companies,  may offer  opportunities  for greater capital  appreciation but may be more volatile than other  stocks.  They have greater risks of loss and may be less liquid than stocks of larger,  more  established  companies.  That means the Fund could have greater  difficulty  selling a security  of a smaller  company at an  acceptable price,  especially in periods of market  volatility.  That factor  increases the potential for losses to the Fund. Also, it may take a substantial period of time before the Fund realizes a gain on its  investment in a small-cap  company if it realizes any gain at all.

     HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the  overall  risk  profile  of the Fund and can  affect the value of the Fund's investments,  its  investment  performance  and its price per share.  Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that the Fund will achieve its investment objective.

     In the short term, the stock markets can be volatile,  and the price of the
Fund's  shares  can go up and  down  substantially.  Growth  stocks  may be more volatile  than  other  equity  investments.  The  Fund  generally  does  not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the  OppenheimerFunds  spectrum,  the Fund is generally more aggressive  than funds  that  invest in both  stocks and bonds or in  investment grade debt  securities,  but may be less  volatile  than  small-cap and emerging markets stock funds.

     An  investment  in the Fund is not a deposit of any bank and is not insured or  guaranteed  by the  Federal  Deposit  Insurance  Corporation  or  any  other government agency.

The Fund's Past Performance

     The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's  performance (for its Class A shares)
from year to year for the last 10 calendar  years and by showing how the average annual total returns of the Fund's shares, both before and after taxes,  compare to those of a  broad-based  market index.  The  after-tax  returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The  after-tax  returns  are  calculated  based on  certain  assumptions mandated by regulation and your actual  after-tax  returns may differ from those shown,  depending on your  individual tax situation.  The after-tax  returns set forth below are not  relevant to  investors  who hold their Fund shares  through tax-deferred  arrangements  such as  401(k)  plans  or IRAs or to  institutional investors not subject to tax. The Fund's past investment performance, before and after taxes,  is not  necessarily  an indication of how the Fund will perform in the future.

Annual  Total  Returns  (Class A) (as of 12/31 each year) [See  appendix to prospectus for data in bar chart showing the annual total return]

     Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

     For the period from 1/1/06  through  9/30/06,  the  cumulative  return (not annualized) before taxes for Class A shares of the Fund was 2.87%.

     During  the  period  shown  in the  bar  chart,  the  highest  return  (not annualized) before taxes for a calendar quarter was 28.86% (4th Qtr `99) and the lowest return (not  annualized)  before taxes for a calendar quarter was -19.89%
(3rd Qtr '01).

--------------------------------------------- ---------------------- ---------------------------- --------------------------
                                                                                                          10 Years

Average Annual Total Returns                                                   5 Years              (or life of class, if
for the periods ended December 31, 2005              1 Year          (or life of class, if less)            less)

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------
Class A Shares (inception 1/22/81)

  Return Before Taxes                                -1.32%                    -2.62%                       9.43%
  Return After Taxes on Distributions                -1.52%                    -2.75%                       7.90%

  Return  After Taxes on Distributions and

  Sale of Fund Shares                                -0.86%                    -2.26%                       7.49%

--------------------------------------------- ---------------------- ---------------------------- --------------------------

Class B Shares (inception 11/1/95)                   -1.22%                    -2.65%                       9.55%

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------

Class C Shares (inception 12/1/93)                    2.90%                    -2.21%                       9.22%

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------

Class N Shares (inception 3/1/01)                     3.30%                    -0.94%                        N/A

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------

Class Y Shares (inception 11/3/97)                    5.08%                    -1.10%                       6.26%

--------------------------------------------- ---------------------- ---------------------------- --------------------------
--------------------------------------------- ---------------------- ---------------------------- --------------------------

S&P 500 Index (reflects no deduction for              4.91%                   0.54%[1]                    9.07%[1]
fees, expenses or taxes)                                                      1.83%[2]                    5.49%[3]

--------------------------------------------- ---------------------- ---------------------------- --------------------------

(1)  From 12/31/95.
(2)  From 02/28/01.
(3)  From 10/31/97.

     The Fund's average annual total returns include  applicable  sales charges:
for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years);  and for Class
C and Class N, the 1% contingent  deferred  sales charge for the 1-year  period.
There is no sales charge for Class Y shares.  Because Class B shares  convert to
Class A shares 72 months after  purchase,  Class B  "life-of-class"  performance does  not  include  any  contingent  deferred  sales  charge  and  uses  Class A performance for the period after conversion. The returns measure the performance of a  hypothetical  account and assume  that all  dividends  and  capital  gains distributions  have been reinvested in additional shares. The performance of the
Fund's  Class A shares is  compared  to S&P 500  Index.  The  index  performance includes  reinvestment of income but does not reflect  transaction  costs, fees, expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

     The  following  tables are  provided  to help you  understand  the fees and expenses  you may pay if you buy and hold  shares of the  Fund.  The Fund pays a variety of expenses  directly  for  management  of its  assets,  administration, distribution  of its shares and other  services.  Those  expenses are subtracted from the Fund's assets to calculate  the Fund's net asset values per share.  All shareholders  therefore pay those expenses  indirectly.  Shareholders  pay other transaction  expenses  directly,  such as sales  charges.  The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 2006.

-----------------------------------------------------------------------------------------------------------------------------

Shareholder Fees (charges paid directly from your investment):

-----------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
                                       Class A Shares    Class B Shares   Class C Shares   Class N Shares    Class Y Shares
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------

Maximum Sales Charge (Load) on              5.75%             None             None             None              None
purchases (as % of offering price)

-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering price or redemption               None(1)           5%(2)             1%(3)            1%(4)             None
proceeds)
-------------------------------------- ---------------- ----------------- ---------------- ---------------- -----------------

------------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                                                                                          --------------
--------------------------------------- --------------- ---------------- --------------- ---------------- --------------
                                        Class A Shares  Class B Shares   Class C         Class N Shares    Class Y Shares

                                                                         Shares

--------------------------------------- --------------- ---------------- --------------- ---------------- --------------
--------------------------------------- --------------- ---------------- --------------- ---------------- --------------

Management Fees                             0.57%            0.57%           0.57%            0.57%           0.57%

--------------------------------------- --------------- ---------------- --------------- ---------------- --------------
--------------------------------------- --------------- ---------------- --------------- ---------------- --------------

Distribution and/or Service (12b-1)         0.24%            1.00%           1.00%            0.50%           None
Fees

--------------------------------------- --------------- ---------------- --------------- ---------------- --------------
--------------------------------------- --------------- ---------------- --------------- ---------------- --------------

Other Expenses                              0.26%            0.36%           0.27%            0.35%           0.13%

--------------------------------------- --------------- ---------------- --------------- ---------------- --------------
--------------------------------------- --------------- ---------------- --------------- ---------------- --------------

Total Annual Operating Expenses             1.07%            1.93%           1.84%            1.42%           0.70%

--------------------------------------- --------------- ---------------- --------------- ---------------- --------------

     Expenses may vary in future years.  "Other Expenses" include transfer agent fees,  custodial fees, and accounting and legal expenses that the Fund pays. The
"Other  Expenses"  in the table are based on, among other  things,  the fees the
Fund would have paid if the  transfer  agent had not waived a portion of its fee under a  voluntary  undertaking  to the  Fund to  limit  these  fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be  amended or  withdrawn  at any time.  After the  waiver,  the  actual  "Other
Expenses" and "Total Annual Operating Expenses" were 0.35% and 1.92% for Class B and as shown above for all other classes.

     1.  A  contingent  deferred  sales  charge  may  apply  to  redemptions  of investments  of $1  million  or  more  ($500,000  for  certain  retirement  plan accounts)  of Class A shares.  See "How to Buy Shares" for  details.

     2. Applies to  redemptions  in first year after  purchase.  The  contingent deferred sales charge gradually declines from

5% to 1% in years one through six and is eliminated after that.

     3. Applies to shares redeemed within 12 months of purchase.

     4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

     EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

---------------------------------- --------------------- -------------------- ------------------- -------------------
     If shares are redeemed:              1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                                     $678                 $897              $1,134              $1,812

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                                     $698                 $912              $1,252            $1,840 *

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                                     $289                 $584              $1,005              $2,178
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class N Shares                                     $246                 $452                $782              $1,714
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class Y Shares                                      $72                 $225                $391                $874

---------------------------------- --------------------- -------------------- ------------------- -------------------

---------------------------------- --------------------- -------------------- ------------------- -------------------
   If shares are not redeemed:            1 Year               3 Years             5 Years             10 Years
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class A Shares                                     $678                 $897              $1,134              $1,812

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class B Shares                                     $198                 $612              $1,052            $1,840 *

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------
Class C Shares                                     $189                 $584              $1,005              $2,178
---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class N Shares                                     $146                 $452                $782              $1,714

---------------------------------- --------------------- -------------------- ------------------- -------------------
---------------------------------- --------------------- -------------------- ------------------- -------------------

Class Y Shares                                      $72                 $225                $391                $874

---------------------------------- --------------------- -------------------- ------------------- -------------------

     In the first example, expenses include the initial sales charge for Class A and the  applicable  Class B,  Class C and  Class N  contingent  deferred  sales charges.  In the second example,  the Class A expenses include the sales charge, but Class B, Class C and Class N expenses  do not  include  contingent  deferred sales charges. There is no sales charge on Class Y shares.

* Class B  expenses  for years 7 through  10 are based on Class A  expenses since  Class B shares  automatically  convert to Class A shares 72 months  after purchase.

About the Fund's Investments

     THE FUND'S PRINCIPAL  INVESTMENT  POLICIES AND RISKS. The allocation of the
Fund's portfolio among different  investments will vary over time based upon the
Manager's  evaluation of economic and market trends.  The Fund's portfolio might not always include all of the different  types of investments  described in this
Prospectus.  The  Statement of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount of stock of any one company and by not  investing  too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate 25%
or more of its assets in  investments  in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S.  government or its agencies and instrumentalities or securities issued by investment companies.

     However,  changes in the overall  market prices of securities  can occur at any time.  The share  prices of the Fund will  change  daily based on changes in market  prices of  securities  and market  conditions  and in  response to other economic events.

     Stock  Investments.  The Manager  looks for stocks of  companies  that have growth potential. Growth companies may be developing new products or services or may be  expanding  into  new  markets  for  their  products.  They  may be newer companies or more  established  companies  entering a growth  cycle.  The Fund's investments are not limited to issuers in a specific  capitalization range, such as large-cap or small-cap  companies,  and the Fund can invest in issuers in all capitalization  ranges.  Market capitalization refers to the market value of all of a  company's  issued and  outstanding  stock.  Currently,  the  Fund's  stock investments are focused on large-cap issuers,  but that emphasis can change over time.  Because the stocks of companies that have smaller market  capitalizations tend to be more volatile,  to the extent that the Fund holds  small-cap  stocks, its share prices may fluctuate more and the risks of loss are greater.

     Newer growth  companies  tend to retain a large part of their  earnings for research,  development or investment in capital assets.  Therefore,  they do not tend to  emphasize  paying  dividends,  and may  not  pay  any  dividends  for a protracted  period.  They are  selected  for the Fund's  portfolio  because  the
Manager believes the price of the stock will increase over time.

     Foreign Securities. The Fund can buy foreign equity and debt securities. It would  buy debt  securities  primarily  for  liquidity  or  defensive  purposes, including debt securities issued by foreign companies or by foreign  governments and their agencies.  The Fund currently does not expect to have more than 35% of its total assets invested in foreign securities,  although it has the ability to invest in them without limit.

     The change in value of a foreign  currency  against  the U.S.  dollar  will result in a change in the U.S.  dollar value of securities  denominated  in that foreign  currency.  Foreign  issuers are not subject to the same  accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange  control  regulations,  expropriation or nationalization  of a company's assets,  foreign taxes,  delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad,  or other  economic or  political  factors.  These risks could cause the prices of foreign stocks to fall and therefore depress the Fund's share prices.

     Additionally,  if the Fund  invests a  significant  amount of its assets in foreign  securities,  it may be exposed to  "time-zone  arbitrage"  attempts  by investors  seeking  to take  advantage  of the  differences  in value of foreign securities  that might  result  from  events  that occur  after the close of the foreign securities market on which a foreign security is traded and the close of the New York Stock  Exchange  (the "NYSE")  that day,  when the Fund's net asset value is calculated.  If such  time-zone  arbitrage  were  successful,  it might dilute the  interests of other  shareholders.  However,  the Fund's use of "fair value pricing" to adjust the closing market prices of foreign  securities  under certain  circumstances,  to reflect what the Manager and the Board believe to be their fair value may help deter those activities.

     Investments  By "Funds of Funds." Class Y shares of the Fund are offered as an investment to certain other  Oppenheimer  funds that act as "funds of funds."
The Fund's Board of Trustees has approved making the Fund's shares  available as an  investment  for those  funds.  Those  funds of funds may invest  significant portions  of their  assets  in shares  of the  Fund.  From  time to time,  those investments may also represent a significant  portion of the Fund's  outstanding shares or of its outstanding Class Y shares.  Those funds of funds typically use asset  allocation  strategies under which they may increase or reduce the amount of their  investment  in the  Fund  frequently,  and may do so on a daily  basis
during  volatile  market  conditions.   If  the  size  of  those  purchases  and
redemptions of the Fund's shares by the funds of funds were significant relative to the size of the Fund's assets, the Fund could be required to purchase or sell portfolio securities, increasing its transaction costs and possibly reducing its performance  for all share  classes.  For a further  discussion  of the possible effects of frequent  trading in the Fund's  shares,  please refer to the section titled "Are There Limitations on Frequent Purchases, Redemptions and Exchanges?"
in this prospectus.

     CAN THE FUND'S INVESTMENT  OBJECTIVE AND POLICIES CHANGE?  The Fund's Board
of Trustees can change  non-fundamental  investment policies without shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Fundamental  policies  cannot be changed  without the approval of a majority  of  the  Fund's  outstanding  voting  shares.  The  Fund's  investment objective  is a  fundamental  policy.  Other  investment  restrictions  that are fundamental policies are listed in the Statement of Additional  Information.  An investment policy is not fundamental  unless this Prospectus or the Statement of
Additional Information says that it is.

     OTHER INVESTMENT STRATEGIES.  To seek its objective,  the Fund can also use the investment  techniques and strategies described below. The Manager might not always use all of the different  types of techniques and  investments  described below.  These  techniques have risks,  although some are designed to help reduce overall investment or market risks.

     Other Equity  Securities.  While the Fund mainly buys common stocks, it can also buy preferred  stocks and  securities  convertible  into common stock.  The
Manager considers some convertible securities to be "equity equivalents" because of the  conversion  feature and in that case their rating has less impact on the
Manager's investment decision than in the case of other debt securities.

     Illiquid and Restricted  Securities.  Investments  may be illiquid  because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable price.  Restricted securities may have terms that limit their  resale to other  investors  or may require  registration under applicable securities laws before they can be sold publicly. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities.
The Board can increase that limit to 15%. Certain restricted securities that are eligible for resale to qualified institutional  purchasers may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     Derivative Investments.  The Fund can invest in a number of different kinds of  "derivative"  investments.  In general terms, a derivative  investment is an investment  contract whose value depends on (or is derived from) the value of an underlying  asset,  interest  rate or index.  In the  broadest  sense,  options, futures  contracts,  and other  hedging  instruments  the Fund  might use may be considered  "derivative"  investments.  In  addition  to using  derivatives  for hedging, the Fund might use other derivative  investments because they offer the potential for increased  value. The Fund currently does not use derivatives to a significant degree and is not required to use them in seeking its objective.

     Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the  investment.  The  underlying security  or  investment  on which a  derivative  is based,  and the  derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the  investment  than expected  or its hedge  might be  unsuccessful.  As a result,  the Fund's  share prices  could fall.  Certain  derivative  investments  held by the Fund might be illiquid.

     Hedging.  The Fund can buy and sell derivatives such as futures  contracts, put and call options,  and forward  contracts for "hedging"  purposes.  The Fund does not currently use hedging extensively.  It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

     Some of these hedging  strategies would hedge the Fund's portfolio  against price fluctuations.  Other hedging  strategies,  such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

     There are also special  risks in  particular  hedging  strategies.  Options trading involves the payment of premiums and can increase portfolio turnover. If the  Manager  used  a  hedging  instrument  at the  wrong  time,  judged  market conditions  incorrectly,  the strategy could reduce the Fund's return.  The Fund may also  experience  losses if the price of its futures  and options  positions were not  correlated  with its other  investments or if it could not close out a position because of an illiquid market.

     Investments  in Oppenheimer  Institutional  Money Market Fund. The Fund can
invest its free cash balances in the Class E shares of Oppenheimer Institutional
Money  Market Fund,  to seek current  income  while  preserving  liquidity.  The
Oppenheimer  Institutional Money Market Fund is a registered open-end management investment  company,  regulated  as a money  market  fund  under the  Investment
Company  Act of 1940,  as  amended.  It  invests  in a  variety  of  short-term, high-quality,  dollar-denominated  money market  instruments  issued by the U.S.
government,  domestic and foreign corporations and financial  institutions,  and other entities.  As a shareholder,  the Fund will be subject to its proportional share of the  Oppenheimer  Institutional  Money Market  Fund's Class E expenses, including  its advisory  fee.  However,  the Manager will waive a portion of the
Fund's  advisory  fee to the extent of the Fund's share of the advisory fee paid by the Oppenheimer Institutional Money Market Fund.

     Temporary  Defensive  and  Interim  Investments.  In  times of  adverse  or unstable  market,  economic or political  conditions,  the Fund can invest up to
100%  of  its  total  assets  in  temporary   defensive   investments  that  are
inconsistent  with the Fund's principal  investment  strategies.  Generally they would be cash equivalents (such as commercial paper),  money market instruments,
short-term  debt  securities,   U.S.   government   securities,   or  repurchase
agreements.  The Fund could  also hold these  types of  securities  pending  the investment of proceeds  from the sale of Fund shares or portfolio  securities or to meet anticipated  redemptions of Fund shares.  To the extent the Fund invests defensively in these securities,  it might not achieve its investment  objective of capital appreciation.

     Portfolio Turnover. A change in the securities held by the Fund is known as
"portfolio  turnover." The Fund can engage in active and frequent trading to try to achieve  its  objective,  and may have a high  portfolio  turnover  rate (for example,  over 100%),  although the Manger does not expect  turnover to be high.
Increased  portfolio turnover creates higher brokerage and transaction costs for the Fund (and may reduce  performance).  If the Fund realizes capital gains when it sells its  portfolio  investments,  it must  generally pay those gains out to shareholders,  increasing their taxable distributions.  The Financial Highlights table at the end of this  Prospectus  shows the Fund's  portfolio  turnover rate during prior fiscal years.

     Loans of  Portfolio  Securities.  The Fund may make loans of its  portfolio securities, with a value not to exceed 25% of its net assets, in accordance with
Securities  Lending  Guidelines  adopted by the Board of Trustees.  The Fund has entered  into a  securities  lending  agreement  with JP  Morgan  Chase for that purpose.  Under the agreement,  the Fund's portfolio securities may be loaned to brokers,  dealers and  financial  institutions,  provided that such loans comply with the  collateralization  and other  requirements  of the securities  lending
agreement,   the  Securities  Lending   Guidelines  and  applicable   government
regulations.  JP Morgan  Chase has agreed to bear the risk that a  borrower  may default on its obligation to return loaned securities. However, the Fund will be responsible  for  risks  associated  with  the  investment  of cash  collateral, including  the risk of a default  by the  issuer  of a  security  in which  cash collateral  has been  invested.  If that occurs,  the Fund may incur  additional costs in  seeking  to  obtain  the  collateral  or may lose  the  amount  of the collateral  investment.  The Fund may also  lose  money if the value of the cash collateral decreases.

     PORTFOLIO   HOLDINGS.   The  Fund's  portfolio  holdings  are  included  in
semi-annual  and annual reports that are distributed to shareholders of the Fund within 60 days  after the close of the  period  for which  such  report is being made.  The Fund also  discloses  its  portfolio  holdings in its  Statements  of
Investments  on Form N-Q,  which  are filed  with the  Securities  and  Exchange
Commission  no later than 60 days after the close of its first and third  fiscal quarters.  These required  filings are publicly  available at the Securities and
Exchange Commission. Therefore, portfolio holdings of the Fund are made publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters.

     A description  of the Fund's  policies and  procedures  with respect to the disclosure  of the  Fund's  portfolio  securities  is  available  in the  Fund's
Statement of Additional Information.

How the Fund Is Managed

     THE MANAGER.  The Manager  chooses the Fund's  investments  and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

     The Manager has been an investment  advisor since 1960. The Manager and its subsidiaries and controlled  affiliates managed more than $220 billion in assets as of September 30, 2006,  including  other  Oppenheimer  funds with more than 6 million  shareholder  accounts.  The  Manager is located at Two World  Financial
Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

     Advisory Fees. Under the Investment Advisory  Agreement,  the Fund pays the
Manager an advisory  fee,  calculated on the daily net assets of the Fund, at an annual rate that  declines as the Fund's  assets  grow:  0.75% of the first $200 million  of  average  annual  net  assets  of the  Fund,  0.72% of the next $200 million,  0.69% of the next $200 million,  0.66% of the next $200 million, 0.60%
of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion,  0.54% of the next $2.0 billion,  0.52% of the next $2.0 billion, 0.50%
of the next 2.5  billion,  and 0.48% of average  annual  net  assets  over $11.0 billion.  The Fund's  management  fee for its last fiscal year ended  August 31,
2006 was 0.57% of average annual net assets for each class of shares.

     A discussion regarding the basis for the Board of Trustees' approval of the
Fund's  investment  advisory  contract is  available  in the Fund's  Semi-Annual
Report to shareholders for the six month period ended February 28, 2006.

     Portfolio Managers.  The Fund's portfolio is co-managed by William L. Wilby and Marc L. Baylin, who are primarily  responsible for the day-to-day management of the Fund's investments.

     William  L.  Wilby,  CFA,  is a Vice  President  of the Fund and has been a portfolio manager of the Fund since October 2005, a Senior Vice President of the
Manager since July 1994 and a Senior Investment Officer and Director of Equities
of the Manager since July 2004. Mr. Wilby was Director of  International  Global
Equities of the Manager  from  December  1992  through July 2004 and Senior Vice
President of  HarbourView  Asset  Management  Corporation  from May 1999 through
November  2001.  Before  joining  OppenheimerFunds  in 1991,  Mr.  Wilby  was an
International Investment Strategist at Brown Brothers Harriman & Co., a Managing
Director and Portfolio Manager at AIG Global Investors, an International Pension
Manager  at  Northern  Trust  Bank in  Chicago  and an  International  Financial
Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

     Marc L.  Baylin,  CFA, is a Vice  President of the Fund and the Manager and
has been a member of the Growth Equity  Investment Team since September 2005. He was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment
Management  from June 2002 to August  2005 and was a Vice  President  of T. Rowe
Price, where he was an analyst from June 1993 and a portfolio manager from March
1999 to June 2002.

     The Statement of Additional  Information  provides  additional  information about the Portfolio Managers' compensation, other accounts they manage and their ownership of Fund shares.

     Pending  Litigation.  A  consolidated  amended  complaint  was  filed  as a putative  class  action  against the Manager and the  Transfer  Agent (and other defendants) in the U.S.  District Court for the Southern District of New York on
January 10, 2005 and was amended on March 4, 2005. The complaint alleged,  among other things, that the Manager charged excessive fees for distribution and other costs,  and  that by  permitting  and/or  participating  in those  actions,  the
Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.
The plaintiffs sought unspecified  damages,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     In response to the  defendants'  motions to dismiss the suit,  seven of the eight  counts in the  complaint,  including  the claims  against  certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors,  Trustees  and  officers  of  the  funds,  and  the  Distributor,  as defendants,  were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with  prejudice  by court  order dated April 5, 2006.  The  plaintiffs  filed an appeal of those dismissals on May 11, 2006.

     The Manager  believes  that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district  court,  and that no estimate  can yet be made with any degree of certainty as to the amount or range of any  potential  loss.  However,  the Manager  believes  that the  allegations contained  in the  complaint  are without  merit and that there are  substantial grounds to sustain the district court's rulings.

ABOUT YOUR ACCOUNT

How to Buy Shares

     You  can  buy  shares  several  ways,  as  described   below.   The  Fund's
Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to
accept  purchase  (and  redemption)   orders.  The  Distributor,   in  its  sole
discretion, may reject any purchase order for the Fund's shares.

     Buying Shares  Through Your Dealer.  You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor.
Your dealer will place your order with the Distributor on your behalf.  A broker or dealer may charge a processing fee for that service.

     Buying Shares Through the  Distributor.  Complete an  OppenheimerFunds  new
account  application  and return it with a check  payable  to  "OppenheimerFunds
Distributor,  Inc." Mail it to P.O. Box 5270, Denver,  Colorado 80217. If you do
not list a dealer on the  application,  Class A shares  are your  only  purchase option.  The  Distributor  will act as your  agent  in  buying  Class A  shares.
However,  we recommend that you discuss your investment with a financial advisor before  you make a  purchase  to be sure that the Fund is  appropriate  for you.
Class B,  Class C or  Class N  shares  may not be  purchased  by a new  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered   broker-dealer.   If  a  current  investor  no  longer  has  another
broker-dealer of record for an existing Class B, Class C or Class N account, the
Distributor is  automatically  designated as the  broker-dealer  of record,  but solely for the purpose of acting as the investor's agent to purchase the shares.

     o Paying by Federal Funds Wire.  Shares  purchased  through the Distributor may be paid for by Federal  Funds  wire.  The minimum  wire  purchase is $2,500.
Before sending a wire, call the Distributor's  Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you
can pay for shares by electronic funds transfers from your bank account.  Shares are  purchased  for your  account by a transfer of money from your bank  account through the  Automated  Clearing  House  (ACH)  system.  You can  provide  share purchase  instructions  automatically,  under an Asset Builder  Plan,  described below,  or by telephone  instructions  using  OppenheimerFunds  PhoneLink,  also described below. Please refer to "AccountLink," below for more details.

     o Buying Shares Through Asset Builder Plans. You may purchase shares of the
Fund  automatically  from your account at a bank or other financial  institution under an Asset Builder Plan with  AccountLink.  Details are in the Asset Builder application and the Statement of Additional Information.

     WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

     o If you establish  one of the many types of retirement  plan accounts that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

     o By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information),  or government allotment plan, you can make an  initial  investment  for as  little  as $500.  The  minimum  subsequent investment is $50,  except that for any account  established  under one of these plans prior to November 1, 2002, the minimum  additional  investment will remain
$25.

     o A  minimum  initial  investment  of $250  applies  to  certain  fee based programs that have an agreement  with the  Distributor.  The minimum  subsequent investment for those programs is $50.

     o  The  minimum  investment  requirement  does  not  apply  to  reinvesting dividends  from the Fund or other  Oppenheimer  funds (a list of them appears in the Statement of Additional Information,  or you can ask your dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

     AT WHAT PRICE ARE SHARES  SOLD?  Shares  are sold at their  offering  price which is the net asset  value per  share  plus any  initial  sales  charge  that applies.  The offering  price that  applies to a purchase  order is based on the next  calculation  of the net  asset  value  per  share  that is made  after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor  receives the order.  Your financial  adviser can provide you with more  information  regarding  the time you must submit your purchase order and whether the adviser is an authorized agent for the receipt of purchase orders.

     Net Asset Value.  The Fund  calculates the net asset value of each class of shares  as of the close of the  NYSE,  on each day the NYSE is open for  trading
(referred to in this Prospectus as a "regular  business day"). The NYSE normally closes at 4:00 p.m.,  Eastern  time,  but may close  earlier  on some days.  All references to time in this Prospectus are to "Eastern time."

     The net asset value per share for a class of shares on a "regular  business day" is determined  by dividing the value of the Fund's net assets  attributable to that class by the number of shares of that class  outstanding on that day. To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally  traded,  that security may be valued by another method that the Board of Trustees  believes  accurately reflects the fair value. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays,  the values of some of the
Fund's  foreign  investments  may  change on days when  investors  cannot buy or redeem Fund shares.

     The Board has adopted  valuation  procedures for the Fund and has delegated the day-to-day  responsibility  for fair value  determinations  to the Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural  disaster).  The Fund uses fair value pricing procedures to reflect what the  Manager  and the Board  believe to be more  accurate  values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund  determines  its net asset value per share.  In addition, the discussion of "time-zone  arbitrage"  describes effects that the Fund's fair value pricing policy is intended to counteract.

     If, after the close of the principal market on which a security held by the
Fund is traded and  before the time as of which the Fund's net asset  values are calculated  that day, an event occurs that the Manager learns of and believes in the exercise of its judgment  will cause a material  change in the value of that security from the closing price of the security on the principal market on which it is traded,  the Manager will use its best  judgment to determine a fair value for that security.

     The Manager  believes  that  foreign  securities  values may be affected by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

     The Offering Price. To receive the offering price for a particular day, the
Distributor or its designated  agent must receive your order,  in proper form as described  in this  Prospectus,  by the time the NYSE  closes  that day. If your order is received  on a day when the NYSE is closed or after it has closed,  the order will receive the next offering  price that is determined  after your order is received.

     Buying Through a Dealer.  If you buy shares  through an authorized  dealer, your dealer  must  receive the order by the close of the NYSE for you to receive that day's offering  price.  If your order is received on a day when the NYSE is closed or after it is closed,  the order will  receive the next  offering  price that is determined.

     WHAT CLASSES OF SHARES DOES THE FUND OFFER?  The Fund offers investors five
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

     Class A Shares. If you buy Class A shares,  you pay an initial sales charge
(on  investments  up to $1 million  for regular  accounts or lesser  amounts for certain  retirement  plans). The amount of that sales charge will vary depending on the amount you invest.  The sales charge rates are listed in "How Can You Buy
Class A Shares?" below.

     Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell  your  shares  within 6 years of  buying  them,  you  will  normally  pay a contingent  deferred sales charge.  That contingent deferred sales charge varies depending  on how long you own your  shares,  as  described  in "How Can You Buy
Class B Shares?" below.

     Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your  shares  within 12 months of  buying  them,  you will  normally  pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
C Shares?" below.

-------------------------------------------------------------------------------------------------------------------

     Class N Shares.  If you buy Class N shares  (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the  retirement  plan's  first  purchase  of  Class N  shares,  you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.

     Class Y Shares.  Class Y shares are offered  only to certain  institutional investors that have a special agreement with the Distributor.

     WHICH CLASS OF SHARES  SHOULD YOU CHOOSE?  Once you decide that the Fund is an  appropriate  investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial  advisor.  Some factors to consider are how much you plan to invest  and how  long  you  plan to hold  your  investment.  If your  goals  and objectives  change over time and you plan to  purchase  additional  shares,  you should  re-evaluate those factors to see if you should consider another class of shares.  The  Fund's  operating  costs  that  apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a recommendation,  because each investor's financial considerations are different.
The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course,  these examples are based on  approximations  of the effects of current  sales  charges and expenses projected over time, and do not detail all of the  considerations in selecting a class of shares.  You should analyze your options  carefully with your financial advisor before making that choice.

     How Long Do You  Expect to Hold Your  Investment?  While  future  financial needs cannot be predicted  with  certainty,  knowing how long you expect to hold your investment  will assist you in selecting the  appropriate  class of shares.
Because of the effect of class-based  expenses,  your choice will also depend on how much you plan to invest.  For example,  the reduced sales charges  available for larger  purchases  of Class A shares  may,  over time,  offset the effect of paying an initial sales charge on your  investment,  compared to the effect over time of higher  class-based  expenses  on shares of Class B, Class C or Class N.
For  retirement  plans that qualify to purchase  Class N shares,  Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your  shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.  That is because of the  effect of the Class B  contingent  deferred  sales  charge if you redeem within six years, as well as the effect of the Class B asset-based  sales charge on the investment return for that class in the short-term.  Class C shares might be the  appropriate  choice  (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares,  and the  contingent deferred  sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge  available  for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason,  the  Distributor  normally will not accept purchase orders of more than  $100,000  of Class B shares or $1 million or more of Class C shares from a single investor. Dealers or other financial intermediaries purchasing shares for their  customers in omnibus  accounts are  responsible for compliance with those limits.

     o Investing for the Longer Term.  If you are  investing  less than $100,000 for the  longer-term,  for  example  for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

     Are There  Differences in Account Features That Matter to You? Some account features  may not be  available  to Class B,  Class C and Class N  shareholders.
Other  features  may not be advisable  (because of the effect of the  contingent deferred sales charge) for Class B, Class C and Class N shareholders. Therefore, you should carefully  review how you plan to use your investment  account before deciding which class of shares to buy.

     Additionally,  the  dividends  payable  to  Class  B,  Class C and  Class N shareholders  will be reduced by the additional  expenses borne by those classes that are not  borne by Class A or Class Y shares,  such as the Class B,  Class C and Class N  asset-based  sales charge  described  below and in the Statement of
Additional Information.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  advisor may  receive  different  compensation  for  selling one class of shares than for selling  another  class.  It is important to remember  that Class B, Class C and
Class N contingent deferred sales charges and asset-based sales charges have the same  purpose  as the  front-end  sales  charge on sales of Class A  shares:  to compensate the  Distributor  for concessions and expenses it pays to dealers and financial  institutions  for selling shares.  The Distributor may pay additional
compensation  from  its  own  resources  to  securities   dealers  or  financial
institutions  based  upon the value of shares of the Fund owned by the dealer or financial institution for its own account or held for its customers.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price, which is normally net asset value plus an initial sales charge.  However, in some cases,  described  below,  purchases are not subject to an initial sales charge,  and the  offering  price will be the net asset  value.  In other cases, reduced sales charges may be available,  as described  below or in the Statement of Additional  Information.  Out of the amount you invest, the Fund receives the net asset value to invest for your account.

     The sales charge varies depending on the amount of your purchase. A portion of the sales  charge may be retained by the  Distributor  or  allocated  to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers.  The current sales charge rates and  concessions  paid to dealers and brokers are as follows:

                                       Front-End Sales        Front-End Sales
                                       Charge As a            Charge As a         Concession As a
                                       Percentage of          Percentage of Net   Percentage of
Amount of Purchase                     Offering Price         Amount Invested     Offering Price

Less  than  $25,000                     5.75%                   6.10%              4.75%

$25,000  or more  but less
than $50,000                            5.50%                   5.82%              4.75%

$50,000  or more  but less
than $100,000                           4.75%                   4.99%              4.00%

$100,000  or more but less
than $250,000                           3.75%                   3.90%              3.00%

$250,000  or more but less
than $500,000                           2.50%                   2.56%              2.00%

$500,000  or more but less
than $1 million                         2.00%                   2.04%               1.60%

     Due to rounding,  the actual sales charge for a particular  transaction may be higher or lower than the rates listed above.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix B to the Statement
of Additional Information details the conditions for the waiver of sales charges that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the  Distributor  when  purchasing shares or the  Transfer  Agent when  redeeming  shares that a special  condition applies.

     CAN YOU REDUCE CLASS A SALES  CHARGES?  You and your spouse may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the Fund's  "Right of  Accumulation"  or a "Letter of Intent."
The Fund reserves the right to modify or to cease offering these programs at any time.

     o Right of  Accumulation.  To qualify for the reduced  Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the  table  above),  you can add the  value of any  Class A,  Class B or Class C shares of the Fund or other  Oppenheimer funds that you or your spouse currently own, or are currently  purchasing,  to the value of your Class A share purchase.
Your Class A shares of Oppenheimer  Money Market Fund, Inc. or Oppenheimer  Cash
Reserves on which you have not paid a sales  charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts  (including  IRAs and  403(b)  plans),  your joint  accounts  with your spouse,  or accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary can count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer). If you are buying shares directly from the Fund, you must inform the Distributor of your  eligibility and holdings at the time of your purchase in order to qualify for the Right of  Accumulation.
If you are buying shares  through your  financial  intermediary  you must notify your  intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count  shares of  eligible  Oppenheimer  funds held in accounts at other intermediaries under this Right of Accumulation, you may be requested to provide the  Distributor  or  your  current  intermediary  with  a copy  of all  account statements  showing  your  current  holdings  of  the  Fund  or  other  eligible
Oppenheimer funds, including statements for accounts held by you and your spouse or in  retirement  plans or trust or custodial  accounts  for minor  children as described  above.  The Distributor or intermediary  through which you are buying shares will calculate the value of your eligible  Oppenheimer fund shares, based on the current  offering price, to determine which Class A sales charge rate you qualify for on your current purchase.

     o Letters of Intent. You may also qualify for reduced Class A sales charges by  submitting  a Letter of Intent to the  Distributor.  A Letter of Intent is a
written  statement of your  intention to purchase a specified  value of Class A,
Class B or Class C shares of the Fund or other Oppenheimer funds over a 13-month period.  The total  amount of your  intended  purchases  of Class A, Class B and
Class C shares will  determine  the reduced sales charge rate that will apply to your Class A share  purchases of the Fund during that period.  You can choose to include purchases made up to 90 days before the date that you submit a Letter of
Intent.  Your  Class  A  shares  of  Oppenheimer  Money  Market  Fund,  Inc.  or
Oppenheimer  Cash Reserves on which you have not paid a sales charge will not be counted for this purpose. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. You may also be able to apply the Right of Accumulation to these purchases.

     If you do not complete the Letter of Intent, the front-end sales charge you paid on your  purchases  will be  recalculated  to reflect  the actual  value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares -
Letters of Intent" in the Fund's  Statement of Additional  Information  for more complete information.

     Other  Special  Sales Charge  Arrangements  and  Waivers.  The Fund and the
Distributor  offer other  opportunities to purchase shares without  front-end or contingent  deferred sales charges under the programs  described below. The Fund reserves the right to amend or  discontinue  these  programs at any time without prior notice.

     o Dividend  Reinvestment.  Dividends  and/or  capital  gains  distributions received by a shareholder from the

     Fund  may be  reinvested  in  shares  of  the  Fund  or  any  of the  other
Oppenheimer funds into which shares of the Fund may be exchanged without a sales charge, at the net asset value per share in effect on the payable date. You must notify the  Transfer  Agent in  writing  to elect  this  option and must have an existing account in the fund selected for reinvestment.

     o Exchanges of Shares.  Shares of the Fund may be  exchanged  for shares of certain  other  Oppenheimer  funds at net  asset  value per share at the time of exchange,  without  sales  charge,  and shares of the Fund can be  purchased  by exchange of shares of certain other Oppenheimer funds on the same basis.  Please refer to "How to Exchange  Shares" in this  Prospectus  and in the  Statement of
Additional Information for more details, including a discussion of circumstances in which sales charges may apply on exchanges.

     o  Reinvestment  Privilege.  Within six months of a  redemption  of certain
Class A and Class B shares,  the proceeds may be reinvested in Class A shares of the Fund,  or any of the other  Oppenheimer  funds into which shares of the Fund may be exchanged,  without a sales charge. This privilege applies to redemptions of Class A shares  that were  subject to an initial  sales  charge or Class A or
Class B shares that were  subject to a  contingent  deferred  sales  charge when redeemed.  The  investor  must ask the  Transfer  Agent or his or her  financial intermediary  for that privilege at the time of  reinvestment  and must identify the account from which the redemption was made.

     o Other Special Reductions and Waivers.  The Fund and the Distributor offer additional  arrangements  to reduce or eliminate  front-end  sales charges or to waive  contingent  deferred sales charges for certain types of transactions  and for certain  classes of  investors  (primarily  retirement  plans that  purchase shares in special  programs  through the  Distributor).  These are  described in greater detail in Appendix B to the Statement of Additional  Information,  which may be  ordered  by  calling  1.800.225.5677  or  through  the  OppenheimerFunds website, at  www.oppenheimerfunds.com  (follow the hyperlinks:  "Access Accounts and  Services" - "Forms & Literature"  - "Order  Literature"  -  "Statements  of
Additional  Information").  A  description  of these  waivers and special  sales charge  arrangements  is also  available  for  viewing  on the  OppenheimerFunds website (follow the hyperlinks:  "Research  Funds" - "Fund  Documents" - "View a description  . . .").  To receive a waiver or special  sales  charge  rate under these  programs,  the purchaser must notify the  Distributor (or other financial intermediary  through which shares are being purchased) at the time of purchase, or notify the Transfer  Agent at the time of redeeming  shares for those waivers that apply to contingent deferred sales charges.

     o Purchases by Certain  Retirement Plans.  There is no initial sales charge on  purchases  of Class A shares of the Fund by  retirement  plans  that have $5 million or more in plan assets.  In that case the  Distributor  may pay from its own resources,  at the time of sale,  concessions in an amount equal to 0.25% of the purchase  price of Class A shares  purchased  within the first six months of account establishment by those retirement plans to dealers of record, subject to
certain  exceptions   described  in  "Retirement  Plans"  in  the  Statement  of
Additional Information.

     There is also no initial sales charge on purchases of Class A shares of the
Fund by certain  retirement plans that are part of a retirement plan or platform offered by banks,  broker-dealers,  financial  advisors,  insurance companies or
recordkeepers.   No  contingent  deferred  sales  charge  is  charged  upon  the redemption of such shares.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on  purchases  of Class A  shares  of any one or more of the  Oppenheimer  funds aggregating  $1 million or more,  or on  purchases  of Class A shares by certain retirement  plans that  satisfied  certain  requirements  prior to March 1, 2001
("grandfathered  retirement  accounts").  However,  those  Class A shares may be subject to a Class A contingent  deferred  sales  charge,  as  described  below.
Retirement  plans holding shares of Oppenheimer  funds in an omnibus  account(s)
for the benefit of plan  participants  in the name of a fiduciary  or  financial intermediary  (other than  OppenheimerFunds-sponsored  Single DB Plus plans) are not  permitted  to make  initial  purchases  of  Class  A  shares  subject  to a contingent deferred sales charge.

     The  Distributor  pays dealers of record  concessions in an amount equal to
1.0% of  purchases of $1 million or more other than  purchases by  grandfathered retirement accounts.  For grandfathered  retirement accounts,  the concession is
0.75% of the first $2.5 million of  purchases  plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were  previously  subject to a front-end sales charge and dealer concession.

     If you redeem  any of those  shares  within an  18-month  "holding  period"
measured  from  the  beginning  of the  calendar  month  of  their  purchase,  a contingent  deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:

     o the  aggregate  net  asset  value of the  redeemed  shares at the time of redemption  (excluding  shares purchased by reinvestment of dividends or capital gain distributions) or

     o the original net asset value of the redeemed shares.

     The Class A contingent  deferred sales charge will not exceed the aggregate amount of the concessions  the Distributor  paid to your dealer on all purchases of Class A shares of all  Oppenheimer  funds you made that were  subject  to the
Class A contingent deferred sales charge.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class B shares are redeemed  within six years from the  beginning  of the  calendar  month of their purchase,  a  contingent  deferred  sales  charge  will  be  deducted  from  the redemption  proceeds.  The Class B contingent  deferred  sales charge is paid to compensate the  Distributor  for its expenses of providing  distribution-related services to the Fund in connection with the sale of Class B shares.

     The amount of the  contingent  deferred  sales  charge  will  depend on the number  of years  since you  invested  and the  dollar  amount  being  redeemed, according to the following  schedule for the Class B contingent  deferred  sales charge holding period:

----------------------------------------------------------- --------------------------------------------------------

Years Since Beginning of Month in Which Purchase Order      Contingent Deferred Sales Charge on Redemptions in
was Accepted                                                That Year

                                                            (As % of Amount Subject to Charge)
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
0 - 1                                                       5.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
1 - 2                                                       4.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
2 - 3                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
3 - 4                                                       3.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
4 - 5                                                       2.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
5 - 6                                                       1.0%
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------
More than 6                                                 None
----------------------------------------------------------- --------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all  purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert to Class A shares 72 months after you  purchase  them.  This  conversion feature  relieves  Class B  shareholders  of the  asset-based  sales charge that applies  to Class B shares  under the Class B  Distribution  and  Service  Plan, described  below. The conversion is based on the relative net asset value of the two  classes,  and no sales load or other  charge is  imposed.  When any Class B shares that you hold  convert,  any other  Class B shares that were  acquired by reinvesting  dividends  and  distributions  on the  converted  shares  will also convert to Class A shares. For further information on the conversion feature and its tax  implications,  see "Class B Conversion"  in the Statement of Additional
Information.

     HOW CAN YOU BUY CLASS C SHARES?  Class C shares are sold at net asset value per share  without  an  initial  sales  charge.  However,  if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their  purchase,  a  contingent  deferred  sales charge of 1.0% will be deducted from the  redemption  proceeds.  The Class C contingent  deferred sales charge is paid to  compensate  the  Distributor  for its  expenses of  providing distribution-related services to the Fund in connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement  plans  (including  IRAs and 403(b) plans) that purchase  $500,000 or more of Class N shares of one or more  Oppenheimer  funds or to group retirement plans (which do not include IRAs and 403(b)  plans) that have assets of $500,000 or more or 100 or more  eligible  participants.  See  "Availability  of  Class N shares" in the Statement of Additional Information for other circumstances where
Class N shares are available for purchase.

     Class N shares are sold at net asset value without an initial sales charge.
A contingent  deferred  sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

     o The  group  retirement  plan  is  terminated  or  Class N  shares  of all
Oppenheimer funds are terminated as an

     investment  option of the plan and Class N shares  are  redeemed  within 18 months  after the plan's  first  purchase  of Class N shares of any  Oppenheimer fund, or

     o With respect to an IRA or 403(b) plan, Class N shares are redeemed within
18 months of the  plan's  first  purchase  of Class N shares of any  Oppenheimer fund.

     Retirement  plans  that offer  Class N shares  may  impose  charges on plan participant  accounts.  The  procedures  for  buying,  selling,  exchanging  and transferring  the  Fund's  other  classes of shares  (other  than the time those orders must be received by the  Distributor  or Transfer  Agent in Colorado) and
the special account features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus  do not apply to Class N shares offered  through a group  retirement  plan.  Instructions  for buying,  selling, exchanging or  transferring  Class N shares offered  through a group  retirement plan must be submitted by the plan, not by plan  participants  for whose benefit the shares are held.

     WHO CAN BUY CLASS Y SHARES?  Class Y shares are sold at net asset value per share  without a sales  charge  directly to  institutional  investors  that have special  agreements  with the  Distributor  for this  purpose.  They may include insurance companies, registered investment companies, employee benefit plans and
Section 529 plans, among others.  Individual investors cannot buy Class Y shares directly.

     An  institutional  investor  that buys  Class Y shares  for its  customers'
accounts  may impose  charges on those  accounts.  The  procedures  for  buying, selling,  exchanging and  transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at  their  Colorado  office)  and the  special  account  features  available  to investors  buying those other  classes of shares do not apply to Class Y shares.
Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted  by the  institutional  investor,  not by its  customers  for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
Class A  shares.  It  reimburses  the  Distributor  for a  portion  of its costs
incurred  for  services   provided  to  accounts   that  hold  Class  A  shares.
Reimbursement  is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor  currently uses
all  of  those  fees  to  pay  dealers,   brokers,  banks  and  other  financial
institutions  periodically  for providing  personal  service and  maintenance of accounts of their  customers  that hold Class A shares.  With respect to Class A shares  subject to a Class A  contingent  deferred  sales  charge  purchased  by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance  for the first year after the shares are sold by the  dealer.
The Distributor retains the first year's service fee paid by the Fund. After the shares  have been held by  grandfathered  retirement  accounts  for a year,  the
Distributor pays the service fee to dealers periodically.

     Distribution and Service Plans for Class B, Class C and Class N Shares. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to pay the Distributor  for its services and costs in distributing  Class
B, Class C and Class N shares and servicing accounts.  Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% on Class B and
Class C shares  and 0.25% on Class N shares.  The  Distributor  also  receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses  by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because  these  fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The
Distributor  normally  pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class B shares  is  therefore
4.00% of the  purchase  price.  The  Distributor  normally  retains  the Class B asset-based  sales  charge.  See the  Statement of  Additional  Information  for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class C shares  is  therefore
1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more.  The  Distributor  normally  retains the  asset-based  sales charge on Class C shares  during the first year  after the  purchase  of Class C shares. See the Statement of Additional Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers  from its own  resources at the time of sale.
Including  the  advance  of the  service  fee,  the  total  amount  paid  by the
Distributor  to the  dealer at the time of sale of Class N shares  is  therefore
1.0% of the purchase  price.  The Distributor  normally  retains the asset-based sales charge on Class N shares. See the Statement of Additional  Information for exceptions.

     For  certain  group  retirement  plans  held  in  omnibus   accounts,   the
Distributor  will pay the full Class C or Class N  asset-based  sales charge and the service fee to the dealer  beginning in the first year after the purchase of such shares in lieu of paying the dealer the sales concession and the advance of the first year's  service fee at the time of purchase.  New group  omnibus plans may not purchase Class B shares.

     For Class C shares purchased through the OppenheimerFunds  Recordkeeper Pro program,  the Distributor  will pay the Class C asset-based  sales charge to the dealer of record in the first year after the  purchase of such shares in lieu of paying the dealer a sales  concession at the time of purchase.  The  Distributor will use the service fee it receives  from the Fund on those shares to reimburse
FASCorp for providing  personal  services to the Class C accounts  holding those shares.

     OTHER  PAYMENTS TO  FINANCIAL  INTERMEDIARIES  AND SERVICE  PROVIDERS.  The
Manager and the Distributor,  in their discretion, also may pay dealers or other
financial   intermediaries   and  service  providers  for  distribution   and/or
shareholder servicing activities.  These payments are made out of the Manager 's and/or the Distributor's own resources,  including from the profits derived from the advisory fees the Manager receives from the Fund. These cash payments, which may be substantial,  are paid to many firms having business  relationships  with the Manager and Distributor.  These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the
Fund to these financial  intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
Manager or Distributor  from their own resources are not reflected in the tables in the section called "Fees and Expenses of the Fund" in this Prospectus because they are not paid by the Fund.

     "Financial  intermediaries"  are firms that  offer and sell Fund  shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation  for doing so. Your  securities  dealer or financial  adviser,  for example,  is a financial  intermediary,  and there are other types of  financial intermediaries  that receive  payments  relating to the sale or servicing of the
Fund's shares.  In addition to dealers,  the financial  intermediaries  that may receive payments include sponsors of fund "supermarkets,"  sponsors of fee-based advisory  or wrap fee  programs,  sponsors  of college  and  retirement  savings programs, banks and trust companies offering products that hold Fund shares, and insurance  companies  that offer  variable  annuity or variable  life  insurance products.

     In general,  these payments to financial  intermediaries can be categorized
as    "distribution-related"    or    "servicing"    payments.    Payments   for
distribution-related  expenses,  such as marketing or promotional expenses,  are often referred to as "revenue  sharing." Revenue sharing payments may be made on the basis of the sales of shares  attributable  to that dealer,  the average net assets of the Fund and other Oppenheimer  funds  attributable to the accounts of that dealer and its  clients,  negotiated  lump sum  payments  for  distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial  intermediary  or its representatives  to recommend  or offer shares of the Fund or other  Oppenheimer funds  to its  customers.  These  payments  also  may  give an  intermediary  an incentive to  cooperate  with the  Distributor's  marketing  efforts.  A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's  sales force, in some cases on a  preferential  basis  over  funds  of  competitors.  Additionally,  as firm
support,   the  Manager  or  Distributor  may  reimburse   expenses  related  to
educational  seminars and "due  diligence"  or training  meetings (to the extent permitted  by  applicable  laws or the rules of the NASD)  designed  to increase sales  representatives'  awareness about Oppenheimer funds, including travel and lodging  expenditures.  However,  the  Manager  does not  consider  a  financial intermediary's  sale of  shares  of the Fund or  other  Oppenheimer  funds  when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various  factors  are used to  determine  whether to make  revenue  sharing payments.  Possible  considerations  include,  without limitation,  the types of services  provided by the  intermediary,  sales of Fund shares,  the  redemption rates on  accounts of clients of the  intermediary  or overall  asset  levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the  intermediary to allow the  Distributor to provide  educational and training support for the  intermediary's  sales  personnel  relating  to the  Oppenheimer funds, the  availability of the Oppenheimer  funds on the  intermediary's  sales system,  as  well  as the  overall  quality  of  the  services  provided  by the
intermediary   and  the   Manager  or   Distributor's   relationship   with  the
intermediary.  The Manager and Distributor have adopted guidelines for assessing and implementing  each prospective  revenue sharing  arrangement.  To the extent that financial intermediaries receiving  distribution-related  payments from the
Manager or Distributor sell more shares of the Oppenheimer  funds or retain more shares  of the funds in their  client  accounts,  the  Manager  and  Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager,  the  Distributor or the Transfer
Agent  to  financial   intermediaries   to  compensate  or  reimburse  them  for
administrative  or other client services  provided such as  sub-transfer  agency services for shareholders or retirement plan participants, omnibus accounting or
sub-accounting,   participation  in  networking  arrangements,  account  set-up, recordkeeping  and other  shareholder  services.  Payments  may also be made for administrative  services  related to the distribution of Fund shares through the intermediary.  Firms that may receive  servicing  fees include  retirement  plan administrators,  qualified tuition program sponsors,  banks and trust companies, and others.  These fees may be used by the service  provider to offset or reduce fees that would otherwise be paid directly to them by certain  account  holders, such as retirement plans.

     The Statement of Additional  Information  contains more  information  about revenue  sharing and service  payments  made by the Manager or the  Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this  Prospectus.  You  should ask your  dealer or  financial  intermediary  for details about any such payments it receives from the Manager or the  Distributor and their affiliates, or any other fees or expenses it charges.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S.  bank or other  financial  institution.  It must be an
Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds  electronically to purchase shares by telephone (through a service  representative  or by PhoneLink) or  automatically  under Asset Builder
Plans, or

     o have the Transfer Agent send  redemption  proceeds or transmit  dividends and distributions directly to your bank account.  Please call the Transfer Agent for more information.

     You may  purchase  shares by  telephone  only after your  account  has been established.  To purchase  shares in amounts up to $250,000  through a telephone representative,  call the Distributor at  1.800.225.5677.  The purchase  payment will be debited from your bank account.

     AccountLink  privileges  should be  requested on your  Application  or your dealer's settlement  instructions if you buy your shares through a dealer. After your account is established,  you can request AccountLink  privileges by sending signature-guaranteed  instructions  and  proper  documentation  to the  Transfer
Agent.  AccountLink  privileges  will  apply to each  shareholder  listed in the registration on your account as well as to your dealer  representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any
change   you   make  to  the   bank   account   information   must  be  made  by
signature-guaranteed   instructions   to  the  Transfer   Agent  signed  by  all
shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system
that  enables   shareholders  to  perform  a  number  of  account   transactions
automatically   using   a   touch-tone   phone.   PhoneLink   may  be   used  on
already-established  Fund  accounts  after you obtain a Personal  Identification
Number  (PIN),  by calling  the  PhoneLink  number,  1.800.225.5677.

     Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by
phone,  by  calling  1.800.225.5677.   You  must  have  established  AccountLink
privileges  to link your bank account with the Fund to pay for these  purchases.

     Exchanging Shares. With the OppenheimerFunds Exchange Privilege,  described below, you can exchange shares  automatically by phone from your Fund account to another  OppenheimerFunds  account you have already  established  by calling the special PhoneLink number.

     Selling Shares. You can redeem shares by telephone automatically by calling the  PhoneLink  number  and the Fund will  send the  proceeds  directly  to your
AccountLink  bank  account.  Please  refer to "How to Sell  Shares,"  below  for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call  1.800.225.5677  for  information  about which  transactions  may be handled this way.  Transaction requests submitted by fax are subject to the same rules and  restrictions  as written and  telephone  requests  described  in this
Prospectus.

     OPPENHEIMERFUNDS  INTERNET  WEBSITE.  You can obtain  information about the
Fund, as well as your account balance, on the OppenheimerFunds Internet website, at  www.oppenheimerfunds.com.  Additionally,  shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website.  To perform  account  transactions or obtain  account  information  online,  you must  first  obtain a user  I.D.  and password  on  that  website.  If  you do  not  want  to  have  Internet  account transaction  capability  for your  account,  please call the  Transfer  Agent at
1.800.225.5677.  At times,  the website may be  inaccessible  or its transaction features may be unavailable.

     AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that
enable  you  to  sell  shares   automatically   or  exchange   them  to  another
OppenheimerFunds  account on a regular basis.  Please call the Transfer Agent or consult the Statement of Additional Information for details.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account.  If you  participate  in a plan  sponsored by your  employer,  the plan trustee  or  administrator  must buy the  shares  for  your  plan  account.  The
Distributor also offers a number of different  retirement plans that individuals and employers can use:

     Individual  Retirement  Accounts  (IRAs).  These include regular IRAs, Roth
IRAs,  SIMPLE IRAs and rollover IRAs.

     SEP-IRAs.  These  are  Simplified  Employee  Pension  Plan  IRAs for  small business owners or self-employed  individuals.

     403(b)(7)  Custodial Plans.  These are tax-deferred  plans for employees of eligible  tax-exempt  organizations,  such as schools,  hospitals and charitable organizations.  401(k) Plans. These are special retirement plans for businesses.

     Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

     Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received by the Distributor or your authorized financial  intermediary, in proper form (which  means that it must comply with the  procedures  described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter,  by wire,  or by  telephone.  You can also set up Automatic
Withdrawal  Plans to redeem  shares on a regular  basis.  If you have  questions about any of these  procedures,  and especially if you are redeeming shares in a special  situation,  such as due to the death of the owner or from a  retirement plan  account,  please call the Transfer  Agent first,  at  1.800.225.5677,  for assistance.

     Certain Requests Require a Signature Guarantee. To protect you and the Fund from  fraud,  the  following  redemption  requests  must be in writing  and must include a signature  guarantee (although there may be other situations that also require a  signature  guarantee):  o You wish to redeem more than  $100,000  and receive a check

     o The  redemption  check is not payable to all  shareholders  listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being  transferred to a Fund account with a different owner or name

     o Shares are being redeemed by someone (such as an Executor) other than the owners.

     Where Can You Have Your  Signature  Guaranteed?  The  Transfer  Agent  will accept a guarantee  of your  signature  by a number of  financial  institutions, including:

     o a U.S. bank,  trust  company,  credit union or savings  association,

     o a foreign bank that has a U.S.  correspondent  bank,

     o a U.S. registered dealer or broker in securities, municipal securities or government  securities,  or

     o a U.S. national securities exchange, a registered securities  association or a clearing agency. If you are signing on behalf of a corporation, partnership or other  business or as a  fiduciary,  you must also  include your title in the signature.

     Retirement Plan Accounts. There are special procedures to sell shares in an
OppenheimerFunds  retirement  plan  account.  Call  the  Transfer  Agent  for  a distribution request form. Special income tax withholding  requirements apply to distributions  from retirement  plans.  You must submit a withholding  form with your  redemption  request to avoid delay in getting your money and if you do not want tax withheld.  If your employer holds your  retirement plan account for you in the name of the  plan,  you must ask the plan  trustee  or  administrator  to request the sale of the Fund shares in your plan account.

     Receiving  Redemption  Proceeds by Wire. While the Fund normally sends your money by check,  you can arrange to have the proceeds of shares you sell sent by
Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each  request.  To find out how to set up this  feature on your  account or to arrange a wire,  call the
Transfer Agent at 1.800.225.5677.

HOW DO YOU SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and

     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for              Send courier or express mail
requests by mail:                          requests to:
OppenheimerFunds Services                  OppenheimerFunds Services
P.O. Box 5270                              10200 E. Girard Avenue, Building D
Denver, Colorado 80217                     Denver, Colorado 80231

     HOW DO YOU SELL SHARES BY TELEPHONE?  You and your dealer representative of record may also sell your shares by telephone.  To receive the redemption  price calculated on a particular  regular  business day, your call must be received by the  Transfer  Agent by the close of the NYSE that day,  which is normally  4:00
p.m.  Eastern time,  but may be earlier on some days.  You may not redeem shares held in an OppenheimerFunds-sponsored qualified retirement plan account or under a share certificate by telephone.

     o To redeem shares through a service  representative  or  automatically  on
PhoneLink,  call 1.800.225.5677.

     Whichever  method you use,  you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

     Telephone  Redemptions  Paid by Check.  Up to  $100,000  may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the address on the  account  statement.
This  service is not  available  within 30 days of  changing  the  address on an account.

     Telephone  Redemptions  Through AccountLink or by Wire. There are no dollar limits on telephone  redemption  proceeds sent to a bank account designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated on the business day after the  redemption.  You do not receive  dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

     If you have requested  Federal Funds wire privileges for your account,  the wire of the  redemption  proceeds will normally be  transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

     CAN  YOU  SELL  SHARES  THROUGH  YOUR  DEALER?  The  Distributor  has  made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may  charge a  processing  fee for that service.  If your  shares are held in the name of your  dealer,  you must redeem them through your dealer.

     HOW CONTINGENT DEFERRED SALES CHARGES AFFECT  REDEMPTIONS.  If you purchase shares  subject to a Class A, Class B,  Class C or Class N  contingent  deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares,  the contingent  deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge  based  on the  categories  listed  in  Appendix  B to the  Statement  of
Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

     A contingent  deferred  sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

     o the amount of your account value  represented by an increase in net asset value over the initial purchase price,

     o shares  purchased  by the  reinvestment  of  dividends  or capital  gains distributions, or

     o shares redeemed in the special  circumstances  described in Appendix B to the  Statement of  Additional  Information.  To  determine  whether a contingent deferred  sales charge  applies to a redemption,  the Fund redeems shares in the following order:

     1.  shares   acquired  by  reinvestment  of  dividends  and  capital  gains distributions,

     2. shares held for the holding period that applies to the class, and

     3. shares held the longest during the holding period.

     Contingent  deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the  applicable  contingent  deferred sales charge  holding  period,  the holding period will carry over to the fund whose shares you acquire.  Similarly, if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer fund that are still  subject  to a  contingent  deferred  sales  charge  holding period, that holding period will carry over to this Fund.

How to Exchange Shares

     If you want to change all or part of your  investment  from one Oppenheimer fund to another,  you can  exchange  your shares for shares of the same class of another  Oppenheimer fund that offers the exchange privilege.  For example,  you can exchange Class A shares of the Fund only for Class A shares of another fund.
To exchange shares, you must meet several conditions:

     o Shares of the fund  selected for exchange  must be available  for sale in your state of residence.

     o The prospectus of the selected fund must offer the exchange privilege.

     o When you  establish  an account,  you must hold the shares you buy for at least seven days before you can  exchange  them.  After your account is open for seven days, you can exchange shares on any regular  business day, subject to the limitations described below.

     o You must meet the minimum purchase requirements for the selected fund.

     o  Generally,  exchanges  may be made only between  identically  registered accounts,  unless all account owners send written exchange  instructions  with a signature  guarantee.

     o Before  exchanging into a fund, you must obtain its prospectus and should read it carefully.

     For tax purposes, an exchange of shares of the Fund is considered a sale of those  shares  and a  purchase  of the  shares  of the fund  into  which you are exchanging. An exchange may result in a capital gain or loss.

     You can find a list of the Oppenheimer  funds that are currently  available for  exchanges in the Statement of  Additional  Information  or you can obtain a list by calling a service representative at 1.800.225.5677.  The funds available for exchange can change from time to time.

     A contingent  deferred sales charge (CDSC) is not charged when you exchange shares of the Fund for  shares of  another  Oppenheimer  fund.  However,  if you exchange  your shares during the  applicable  CDSC holding  period,  the holding period will carry over to the fund shares that you  acquire.  Similarly,  if you acquire  shares of the Fund in exchange for shares of another  Oppenheimer  fund that are subject to a CDSC holding  period,  that holding period will carry over to the acquired shares of the Fund. In either of these situations, a CDSC may be imposed if the acquired  shares are redeemed  before the end of the CDSC holding period that applied to the exchanged shares.

     There are a number of other special  conditions and limitations  that apply to certain types of exchanges.  These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional
Information.

     HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or internet, or by establishing an Automatic Exchange Plan.

     Written Exchange Requests.  Send a request letter,  signed by all owners of the account,  to the Transfer Agent at the address on the back cover.  Exchanges of shares for which  share  certificates  have been issued  cannot be  processed unless the Transfer Agent receives the certificates with the request letter.

     Telephone and Internet Exchange  Requests.  Telephone exchange requests may be made  either by calling a service  representative  or by using  PhoneLink  by calling  1.800.225.5677.  You  may  submit  internet  exchange  requests  on the
OppenheimerFunds  internet website, at  www.oppenheimerfunds.com.  You must have obtained  a user  I.D.  and  password  to make  transactions  on  that  website.
Telephone  and/or internet  exchanges may be made only between accounts that are
registered   with  the  same  name(s)  and  address.   Shares  for  which  share
certificates have been issued may not be exchanged by telephone or the internet.

     Automatic  Exchange Plan.  Shareholders can authorize the Transfer Agent to
exchange  a  pre-determined   amount  of  shares  automatically  on  a  monthly,
quarterly, semi-annual or annual basis.

     Please refer to "How to Exchange  Shares" in the  Statement  of  Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

     Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity.
The OppenheimerFunds  exchange privilege affords investors the ability to switch their  investments  among  Oppenheimer  funds if their  investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere  with the  Manager's  ability to manage a fund's investments efficiently, increase a fund's transaction and administrative costs and/or affect a fund's performance,  depending on various factors, such as the size of the fund, the nature of its  investments,  the amount of fund assets the  portfolio  manager  maintains in cash or cash  equivalents,  the  aggregate dollar  amount and the number and frequency of trades.  If large dollar  amounts are involved in exchange and/or redemption transactions a fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and a fund's brokerage or administrative expenses might be increased.

     Therefore,  the Manager and the Fund's  Board of Trustees  have adopted the following  policies  and  procedures  to  detect  and  prevent  frequent  and/or excessive exchanges,  and/or purchase and redemption  activity,  while balancing the needs of investors who seek liquidity from their  investment and the ability to exchange  shares as investment  needs change.  There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

     o Timing of Exchanges. Exchanged shares are normally redeemed from one fund and the proceeds are  reinvested  in the fund  selected for exchange on the same regular  business  day on  which  the  Transfer  Agent or its  agent  (such as a financial  intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request  must be received  by the close of the NYSE that day,  which is normally
4:00 p.m.  Eastern  time,  but may be earlier on some days,  in order to receive that day's net asset value on the exchanged  shares.  Exchange requests received after the close of the NYSE will  receive  the next net asset  value  calculated
after  the  request  is  received.   However,   the  Transfer  Agent  may  delay
transmitting  the proceeds  from an exchange for up to five  business days if it determines,  in its  discretion,  that an earlier  transmittal of the redemption proceeds  to the  receiving  fund would be  detrimental  to either the fund from which the  exchange  is being made or the fund into which the  exchange is being made. The proceeds will be invested in the fund into which the exchange is being made at the next net asset value calculated after the proceeds are received.  In the event that such a delay in the reinvestment of proceeds occurs, the Transfer
Agent will notify you or your financial representative.

     o Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or  terminate  trading  activity by any person,  group or account  that it believes would be  disruptive,  even if the activity has not exceeded the policy outlined in this  Prospectus.  The  Transfer  Agent may review and  consider the history of frequent  trading  activity in all accounts in the Oppenheimer  funds known to be under common  ownership  or control as part of the Transfer  Agent's procedures to detect and deter excessive trading activity.

     o Exchanges  of Client  Accounts by  Financial  Advisers.  The Fund and the
Transfer Agent permit dealers and financial  intermediaries  to submit  exchange requests on behalf of their  customers  (unless the  customer  has revoked  that authority).  The  Distributor  and/or the Transfer Agent have  agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policies stated in this Prospectus and to comply with additional,  more stringent restrictions. Those additional restrictions include limitations on the funds  available  for  exchanges,  the  requirement  to give  advance  notice of exchanges to the Transfer Agent,  and limits on the amount of client assets that may be invested in a particular  fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial  intermediaries if, in the Transfer Agent's judgment,  exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

     o  Redemptions  of Shares.  These  exchange  policy  limits do not apply to redemptions of shares.  Shareholders are permitted to redeem their shares on any regular business day,  subject to the terms of this Prospectus.  Further details are provided under "How to Sell Shares."

     o Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
Transfer Agent may refuse any purchase or exchange order in their discretion and are not  obligated to provide  notice  before  rejecting an order.  The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive
60  days'  notice  of any  material  change  in the  exchange  privilege  unless applicable law allows otherwise.

     o Right to Terminate or Suspend Account Privileges.  The Transfer Agent may
send a written warning to direct  shareholders  that the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange  privileges  for any account that the  Transfer  Agent  determines,  in carrying out these policies and in the exercise of its  discretion,  has engaged in disruptive or excessive trading activity, with or without such warning.

     o Omnibus Accounts. If you hold your shares of the Fund through a financial intermediary  such as a  broker-dealer,  a bank, an insurance  company  separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan,  that holds your  shares in an  account  under its name  (these are sometimes  referred to as "omnibus" or "street name"  accounts),  that financial intermediary  may impose  its own  restrictions  or  limitations  to  discourage short-term or excessive trading. You should consult your financial  intermediary to find out what trading restrictions,  including limitations on exchanges, they may apply.

     While the  Fund,  the  Distributor,  the  Manager  and the  Transfer  Agent
encourage  financial  intermediaries  to  apply  the  Fund's  policies  to their customers who invest  indirectly in the Fund, the Transfer Agent may not be able to detect excessive short term trading  activity  facilitated by, or in accounts
maintained   in,  the  "omnibus"  or  "street  name"  accounts  of  a  financial intermediary.  Therefore  the  Transfer  Agent  might not be able to apply  this policy to accounts  such as (a)  accounts  held in omnibus form in the name of a broker-dealer  or other financial  institution,  or (b) omnibus accounts held in the name of a  retirement  plan or 529 plan  trustee  or  administrator,  or (c)
accounts held in the name of an insurance  company for its separate  account(s), or (d) other  accounts  having  multiple  underlying  owners but registered in a manner such that the  underlying  beneficial  owners are not  identified  to the
Transfer Agent.

     However,  the Transfer Agent will attempt to monitor  overall  purchase and redemption  activity in those  accounts to seek to  identify  patterns  that may suggest  excessive  trading by the  underlying  owners.  If evidence of possible excessive  trading  activity is observed by the Transfer  Agent,  the  financial intermediary  that is the  registered  owner  will be  asked to  review  account activity,  and to confirm to the  Transfer  Agent and the Fund that  appropriate action has been taken to curtail any excessive  trading activity.  However,  the
Transfer  Agent's ability to monitor and deter excessive  short-term  trading in omnibus  or street  name  accounts  ultimately  depends  on the  capability  and cooperation of the financial intermediaries controlling those accounts.

     Additional  Policies  and  Procedures.  The Fund's  Board has  adopted  the following  additional  policies and  procedures  to detect and prevent  frequent and/or excessive exchanges and purchase and redemption activity:

     o 30-Day Limit. A direct shareholder may exchange some or all of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into a fund account, that account will be "blocked" from further  exchanges into another fund for a period of 30 calendar days from the date of the  exchange.  The block will apply to the full account balance and not just to the amount exchanged into the account.  For example,  if a shareholder  exchanged  $1,000 from one fund into another fund in which the shareholder  already owned shares worth $10,000,  then,  following the exchange,  the full account  balance  ($11,000 in this example) would be blocked from further  exchanges  into  another fund for a period of 30 calendar  days. A
"direct  shareholder"  is one whose  account is  registered  on the Fund's books showing the name, address and tax ID number of the beneficial owner.

     o Exchanges Into Money Market Funds. A direct shareholder will be permitted to  exchange  shares of a stock or bond fund for shares of a money  market  fund that offers an  exchange  privilege  at any time,  even if the  shareholder  has exchanged shares into the stock or bond fund during the prior 30 days.  However, all of the shares  held in that  money  market  fund would then be blocked  from further exchanges into another fund for 30 calendar days.

     o Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions  from  one  fund  to  purchase  shares  of  another  fund  and the conversion  of  Class B  shares  into  Class A  shares  will  not be  considered exchanges for purposes of imposing the 30-day limit.

     o Asset Allocation.  Third-party asset allocation and rebalancing  programs will be subject to the 30-day limit described above. Asset allocation firms that want to  exchange  shares held in  accounts  on behalf of their  customers  must identify  themselves to the Transfer  Agent and execute an  acknowledgement  and agreement to abide by these policies with respect to their customers'  accounts.
"On-demand"  exchanges outside the parameters of portfolio  rebalancing programs will be subject to the  30-day  limit.  However,  investment  programs  by other
Oppenheimer   "funds-of-funds"   that  entail   rebalancing  of  investments  in
underlying Oppenheimer funds will not be subject to these limits.

     o Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer
Agent will not be subject to the 30-day block as a result of those  automatic or systematic exchanges (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

Shareholder Account Rules and Policies

     More  information  about the Fund's  policies  and  procedures  for buying, selling and  exchanging  shares is  contained  in the  Statement  of  Additional
Information.

     A $12 annual "Minimum  Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is

     automatically  deducted  from each  applicable  Fund  account  annually  in
September.  See the  Statement of  Additional  Information  to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

     The  offering  of shares  may be  suspended  during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

     Telephone  transaction  privileges for purchases,  redemptions or exchanges may be modified,  suspended or terminated by the Fund at any time. The Fund will provide you notice  whenever it is  required to do so by  applicable  law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner.  Telephone  privileges apply to each owner of the account  and the  dealer  representative  of record for the  account  unless the
Transfer Agent receives cancellation  instructions from an owner of the account.

     The  Transfer  Agent  will  record  any  telephone  calls  to  verify  data concerning  transactions  and has  adopted  other  procedures  to  confirm  that telephone  instructions  are  genuine,  by  requiring  callers  to  provide  tax identification  numbers  and  other  account  data  or by  using  PINs,  and  by confirming such  transactions  in writing.  The Transfer Agent and the Fund will not be liable for  losses or  expenses  arising  out of  telephone  instructions reasonably  believed to be genuine.

     Redemption  or transfer  requests  will not be honored  until the  Transfer
Agent  receives all required  documents in proper form.  From time to time,  the
Transfer  Agent in its  discretion  may waive  certain of the  requirements  for redemptions stated in this Prospectus.

     Dealers   that  perform   account   transactions   for  their   clients  by
participating in NETWORKING through the National Securities Clearing Corporation are  responsible  for  obtaining  their  clients'  permission  to perform  those transactions,  and are responsible to their clients who are  shareholders of the
Fund if the dealer performs any transaction erroneously or improperly.

     The redemption price for shares will vary from day to day because the value of the securities in the Fund's  portfolio  fluctuates.  The  redemption  price, which is the net asset value per share,  will normally  differ for each class of shares.  The  redemption  value of your  shares  may be more or less than  their original cost.

     Payment for redeemed shares  ordinarily is made in cash. It is forwarded by check,  or  through  AccountLink  or by Federal  Funds  wire (as  elected by the shareholder)  within seven days after the  Transfer  Agent  receives  redemption instructions in proper form. However, under unusual circumstances  determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts  registered  in the name of a  broker-dealer,  payment will normally be forwarded within three business days after redemption.

     The Transfer Agent may delay  processing any type of redemption  payment as described  under "How to Sell Shares" for recently  purchased  shares,  but only until the  purchase  payment has  cleared.  That delay may be as much as 10 days from the date the  shares  were  purchased.  That  delay may be  avoided  if you purchase shares by Federal Funds wire or certified check.

     Involuntary  redemptions  of small  accounts may be made by the Fund if the account  value has fallen  below $200 for  reasons  other than the fact that the market value of shares has dropped. In some cases,  involuntary  redemptions may be made to repay the  Distributor  for  losses  from the  cancellation  of share purchase orders.

     Shares may be "redeemed  in kind" under  unusual  circumstances  (such as a lack of liquidity in the Fund's portfolio to meet redemptions).  This means that the  redemption  proceeds  will be paid with liquid  securities  from the Fund's portfolio.  If the Fund  redeems your shares in kind,  you may bear  transaction costs  and will  bear  market  risks  until  such  time as such  securities  are converted into cash.

     Federal  regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number,  Employer  Identification Number or
other  government  issued  identification  when you open an account.  Additional information  may be  required  in  certain  circumstances  or to open  corporate accounts.  The Fund or the Transfer Agent may use this information to attempt to verify your  identity.  The Fund may not be able to  establish an account if the necessary information is not received. The Fund may also place limits on account transactions  while it is in the process of attempting to verify your  identity.
Additionally,  if the Fund is unable to verify your identity  after your account is  established,  the Fund may be  required to redeem your shares and close your account.

     "Backup  withholding"  of federal income tax may be applied against taxable dividends,  distributions and redemption proceeds  (including  exchanges) if you fail to furnish the Fund your  correct,  certified  Social  Security or Employer
Identification  Number when you sign your  application,  or if you  under-report your income to the Internal Revenue Service.

     To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus,  annual and semi-annual report and annual notice of the Fund's  privacy policy to  shareholders  having the same last name and address on the Fund's records.  The consolidation of these mailings,  called householding, benefits the Fund through reduced mailing expense.

     If you want to receive multiple copies of these materials, you may call the
Transfer  Agent at  1.800.225.5677.  You may also notify the  Transfer  Agent in writing. Individual copies of prospectuses,  reports and privacy notices will be sent to you  commencing  within 30 days after the Transfer  Agent  receives your request to stop householding.

Dividends, Capital Gains and Taxes

     DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares from net  investment  income on an annual basis and pay them annually.
Dividends and distributions paid to Class A and Class Y shares will generally be higher than  dividends for Class B, Class C and Class N shares,  which  normally have  higher  expenses  than  Class A and Class Y shares.  The Fund has no fixed
dividend  rate  and  cannot   guarantee  that  it  will  pay  any  dividends  or
distributions.

     CAPITAL GAINS.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make  distributions out of any net short-term or long-term capital gains annually.  The Fund may make supplemental  distributions of dividends and capital gains  following the end of its fiscal year.  There can be no  assurance  that the Fund will pay any capital  gains  distributions  in a particular year.

     WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account,  specify on your application how you want to receive your dividends and distributions.  You have four options:

     Reinvest  All  Distributions  in the Fund.  You can elect to  reinvest  all dividends and capital  gains  distributions  in  additional  shares of the Fund.

     Reinvest  Dividends  or  Capital  Gains.  You can  elect to  reinvest  some distributions  (dividends,  short-term  capital gains or long-term capital gains distributions)  in the Fund while receiving the other types of  distributions by check or having them sent to your bank account through AccountLink.

     Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through
AccountLink.

     Reinvest Your Distributions in Another  OppenheimerFunds  Account.  You can
reinvest   all   distributions   in  the  same   class  of  shares  of   another
OppenheimerFunds account you have established.

     TAXES.  If your shares are not held in a tax-deferred  retirement  account, you should be aware of the following tax  implications of investing in the Fund.
Distributions  are subject to federal  income tax and may be subject to state or local taxes.  Dividends  paid from  short-term  capital gains and net investment income are taxable as ordinary  income.  Long-term  capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your  shares.  Whether you  reinvest  your  distributions  in additional shares or take them in cash, the tax treatment is the same.

     Every  year the Fund  will  send you and the IRS a  statement  showing  the amount of any taxable  distribution  you  received  in the  previous  year.  Any long-term capital gains will be separately identified in the tax information the
Fund sends you after the end of the calendar year.

     The Fund intends to qualify each year as a "regulated  investment  company"
under the Internal  Revenue  Code,  but  reserves  the right not to qualify.  It qualified  during its last fiscal  year.  The Fund,  as a  regulated  investment company,  will not be  subject  to federal  income  taxes on any of its  income, provided that it satisfies  certain  income,  diversification  and  distribution requirements.

     Avoid  "Buying a  Distribution."  If you buy  shares on or just  before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full  price for the  shares  and then  receive a portion of the price back as a taxable dividend or capital gain.

     Remember,  There May be Taxes on  Transactions.  Because  the Fund's  share prices fluctuate,  you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them.  Any capital gain is subject to capital gains tax.

     Returns of Capital Can Occur. In certain cases,  distributions  made by the
Fund may be considered a non-taxable return of capital to shareholders.  If that occurs, it will be identified in notices to shareholders.

     This   information  is  only  a  summary  of  certain  federal  income  tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

     The  Financial  Highlights  Table is presented to help you  understand  the
Fund's financial performance for the past five fiscal years. Certain information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  This  information  has been  audited  by KPMG LLP,  the  Fund's independent  registered  public  accounting firm,  whose report,  along with the
Fund's  financial  statements,  is  included  in  the  Statement  of  Additional
Information. The Statement of Additional is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                          2006            2005             2004              2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     41.45     $     37.57      $     35.39       $     30.72     $     41.11
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.12) 1          .26 1,2          .01              (.05)           (.09)
Net realized and unrealized gain (loss)                 2.00            3.62             2.17              4.72           (9.31)
                                                 -----------------------------------------------------------------------------------
Total from investment operations                        1.88            3.88             2.18              4.67           (9.40)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)             --               --                --              --
Distributions from net realized gain                      --              --               --                --            (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     43.08     $     41.45      $     37.57       $     35.39     $     30.72
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.53%          10.33%            6.16%            15.20%         (23.48)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 5,278,253     $ 5,633,688      $ 5,218,310       $ 4,288,332     $ 3,219,391
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 5,569,912     $ 5,597,821      $ 4,971,315       $ 3,655,594     $ 3,204,793
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.28)%          0.64% 2          0.09%            (0.11)%         (0.15)%
Total expenses                                          1.07% 5         1.06% 5          1.09% 5,6         1.17% 5         1.22% 5,6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%             38%              45%               42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.17 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

                   31 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B  YEAR ENDED AUGUST 31,                        2006            2005              2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   38.08     $     34.82       $     33.09    $     28.95    $     39.09
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.45) 1         (.08) 1,2         (.36)          (.31)          (.26)
Net realized and unrealized gain (loss)               1.84            3.34              2.09           4.45          (8.89)
                                                 ---------------------------------------------------------------------------
Total from investment operations                      1.39            3.26              1.73           4.14          (9.15)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --                --             --             --
Distributions from net realized gain                    --              --                --             --           (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   39.47     $     38.08       $     34.82    $     33.09    $     28.95
                                                 ===========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    3.65%           9.36%             5.23%         14.30%        (24.07)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 851,836     $ 1,041,045       $ 1,104,348    $ 1,114,052    $ 1,029,322
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 964,658     $ 1,099,380       $ 1,169,402    $ 1,001,311    $ 1,221,005
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.13)%         (0.21)% 2         (0.81)%        (0.89)%        (0.92)%
Total expenses                                        1.93%           1.93%             1.99%          2.10%          1.99%
Expenses after payments and waivers
and reduction to custodian expenses                   1.92%           1.93%             1.97%          1.96%          1.99%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 83%             38%               45%            42%            28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

                   32 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C  YEAR ENDED AUGUST 31,                          2006         2005            2004            2003          2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   37.73     $  34.47       $   32.72       $   28.63     $   38.64
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.41) 1      (.05) 1,2       (.16)           (.23)         (.11)
Net realized and unrealized gain (loss)                 1.82         3.31            1.91            4.32         (8.91)
                                                   -------------------------------------------------------------------------
Total from investment operations                        1.41         3.26            1.75            4.09         (9.02)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --           --              --              --            --
Distributions from net realized gain                      --           --              --              --          (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   39.14     $  37.73       $   34.47       $   32.72     $   28.63
                                                   =========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      3.74%        9.46%           5.35%          14.28%       (24.01)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 646,333     $691,467       $ 638,676       $ 540,118     $ 450,989
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 684,056     $681,646       $ 623,172       $ 463,768     $ 477,369
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                    (1.05)%      (0.14)% 2       (0.69)%         (0.89)%       (0.87)%
Total expenses                                          1.84% 5      1.84% 5         1.87% 5,6       1.96% 5       1.94% 5,6
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%          38%             45%             42%           28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

                   33 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N  YEAR ENDED AUGUST 31,                          2006          2005           2004         2003        2002
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   40.91     $   37.21      $   35.17    $   30.60    $  41.05
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.27) 1        .11 1,2       (.08)        (.10)       (.07) 1
Net realized and unrealized gain (loss)                 1.98          3.59           2.12         4.67       (9.39) 1
                                                   ------------------------------------------------------------------
Total from investment operations                        1.71          3.70           2.04         4.57       (9.46)
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.13)           --             --           --          --
Distributions from net realized gain                      --            --             --           --        (.99)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   42.49     $   40.91      $   37.21    $   35.17    $  30.60
                                                   ==================================================================

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.16%         9.94%          5.80%       14.94%     (23.67)%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 250,167     $ 245,932      $ 190,696    $ 111,374    $ 72,178
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 253,590     $ 221,007      $ 154,605    $  86,761    $ 38,232
------------------------------------------------------------------------------ --------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.63)%        0.27% 2       (0.25)%      (0.35)%     (0.37)%
Total expenses                                          1.42%         1.42%          1.46%        1.46%       1.46%
Expenses after payments and waivers
and reduction to custodian expenses                     1.42%         1.42%          1.44%        1.42%       1.46%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%           38%            45%          42%         28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.17 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

                   34 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y  YEAR ENDED AUGUST 31,                          2006              2005             2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   42.52       $     38.40      $     36.04     $     31.16       $   41.55
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .05 1             .45 1,2          .09             .01             .02 1
Net realized and unrealized gain (loss)                 2.05              3.67             2.27            4.87           (9.42) 1
                                                   -------------------------------------------------------------------------------
Total from investment operations                        2.10              4.12             2.36            4.88           (9.40)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.41)               --               --              --              --
Distributions from net realized gain                      --                --               --              --            (.99)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   44.21       $     42.52      $     38.40     $     36.04       $   31.16
                                                   ===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.93%            10.73%            6.55%          15.66%         (23.23)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 649,143       $ 1,186,649      $ 1,391,718     $ 1,152,318       $ 864,437
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 766,929       $ 1,210,587      $ 1,327,404     $   930,500       $ 968,867
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.11%             1.10% 2          0.47%           0.29%           0.17%
Total expenses                                          0.70% 5,6         0.69% 5          0.71% 5         0.78% 5,6       0.89% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%               38%              45%             42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.18 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer Capital Appreciation Fund
     The following  additional  information  about the Fund is available without charge upon request:

     STATEMENT OF  ADDITIONAL  INFORMATION.  This document  includes  additional information about the Fund's investment policies,  risks, and operations.  It is incorporated by reference into this  Prospectus  (which means it is legally part of this Prospectus).

     ANNUAL AND SEMI-ANNUAL  REPORTS.  Additional  information  about the Fund's investments  and  performance is available in the Fund's Annual and  Semi-Annual
Reports to  shareholders.  The Annual  Report  includes a  discussion  of market conditions  and investment  strategies  that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information

     You can request the  Statement of  Additional  Information,  the Annual and
Semi-Annual  Reports,  the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------- ---------------------------------------------------------------------
By Telephone:                      Call OppenheimerFunds Services toll-free:
                                   1.800.CALL OPP (225.5677)
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
By Mail:                           Write to:
                                   OppenheimerFunds Services
                                   P.O. Box 5270
                                   Denver, Colorado 80217-5270
------------------------------------------- ---------------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------------
On the Internet:                   You can request these documents by e-mail
                                   or through the OppenheimerFunds website.
                                   You may also read or download certain
                                   documents on the OppenheimerFunds website at:
                                   www.oppenheimerfunds.com
------------------------------------------- ---------------------------------------------------------------------

     Information   about  the  Fund   including   the  Statement  of  Additional
Information  can be reviewed  and copied at the SEC's Public  Reference  Room in
Washington,  D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at  www.sec.gov.  Copies may be obtained  after payment of a duplicating  fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     No one has been authorized to provide any information  about the Fund or to make any  representations  about the Fund other than what is  contained  in this
Prospectus.  This  Prospectus is not an offer to sell shares of the Fund,  nor a solicitation  of an offer to buy shares of the Fund,  to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:   [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No.: 811-3105
PR0320.001.1006
Printed on recycled paper

                                           APPENDIX TO THE PROSPECTUS OF
                                       OPPENHEIMER CAPITAL APPRECIATION FUND

     Graphic  material  included  in  the  Prospectus  of  Oppenheimer   Capital
Appreciation Fund ("the Fund") "Annual Total Returns (Class A) (as of 12/31 each year)":

     A bar chart will be included in the  Prospectus  of the Fund  depicting the annual total returns of a hypothetical  investment in Class A shares of the Fund for each of the ten most recent calendar years, without deducting sales charges.
Set forth below are the relevant data points that will appear in the bar chart:

                ------------------------ -----------------------
                Calendar Year Ended:             Annual
                                             Total Returns
                ------------------------ -----------------------
                ------------------------ -----------------------

                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/96                        27.96%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/97                        26.33%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/98                        24.04%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/99                       42.09%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/00                       -1.29%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/01                       -12.69%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/02                       -26.26%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/03                        29.46%
                ------------------------ -----------------------
                ------------------------ -----------------------
                12/31/04                        6.46%
                ------------------------ -----------------------
                ------------------------ -----------------------

             12/31/05                        4.70%

                ------------------------ -----------------------

Oppenheimer
Capital Appreciation Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated October 26, 2006

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Fund and supplements  information in the  Prospectus  dated  October 26, 2006.  It should be read  together  with the
Prospectus.  You can obtain  the  Prospectus  by writing to the Fund's  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling  the  Transfer  Agent at the  toll-free  number  shown  above,  or by
downloading    it   from    the    OppenheimerFunds    Internet    website    at
www.oppenheimerfunds.com.

Contents
                                                                      Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of Additional
Information contains supplemental information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,
Inc. (the "Manager"),  can select for the Fund.  Additional  information is also provided  about  the  strategies  that the Fund  may use to try to  achieve  its objective.

The Fund's Investment Policies

     The  composition of the Fund's  portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time.  The Fund is not  required  to use all of the  investment  techniques  and strategies  described  below at all times in seeking its  objective.  It may use some of the special investment techniques and strategies at some times or not at all.

     |X| Cyclical  Opportunities.  The Fund might also seek to take advantage of changes in the business  cycle by investing in companies  that are  sensitive to those changes if the Manager believes they have growth  potential.  For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and offer long-term growth  opportunities.  Other cyclical industries  include insurance,  for example.  The Fund focuses on seeking growth over the long term,  but could seek to take  tactical  advantage  of  short-term market movements or events affecting particular issuers or industries.

     |X| Investments in Equity  Securities.  The Fund focuses its investments in equity securities.  Equity securities  include common stocks,  preferred stocks, rights and warrants,  and securities  convertible  into common stock. The Fund's investments may include stocks of companies of all market capitalization ranges:
small-cap,  mid-cap and large-cap.  At times, the Fund may increase its emphasis on equity investments in securities of one or more capitalization  ranges, based upon the Manager's  judgment of where are the best market  opportunities to seek the Fund's objective.  It may use some of the specific investment techniques and strategies some times or not at all.

     In selecting  securities for the Fund's portfolio,  the Manager evaluates a number of factors, including among them:

|_|      the history of the issuer's operations and financial results,
|_|      prospects for the industry of which the issuer is part,
|_|      pending product developments and those of competitors,
|_|      the effect of general market and economic conditions on the issuer's business,
|_|      legislative proposals that might affect the issuer, and
|_|      the issuer's current financial condition.

     Current  income  is not a  criterion  used  to  select  equity  securities.
However,  certain debt  securities may be selected for the Fund's  portfolio for defensive  purposes  (including debt  securities  that the Manager  believes may offer some  opportunities for capital  appreciation when stocks are disfavored).

     The Fund can  invest in  securities  of small cap  issuers  (having  market capitalizations  of less than $1 billion).  Securities  of small  capitalization issuers may be subject to greater price volatility in general than securities of large-cap  and  mid-cap  companies.  Therefore,  to the degree that the Fund has investments in smaller  capitalization  companies at times of market volatility, the Fund's  share price may  fluctuate  more.  As noted  below,  the Fund limits investments in unseasoned small cap issuers.

     |_| Convertible Securities. While convertible securities are a form of debt security,  in many cases,  their conversion  feature  (allowing  conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result,  the credit  rating  assigned  to the  security  has less  impact on the
Manager's investment decision with respect to convertible securities than in the case of  non-convertible  fixed income  securities.  The value of a  convertible security is a function of its "investment value" and its "conversion  value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and  decrease  when  interest  rates rise.  If the  conversion  value exceeds  the  investment  value,  the  security  will behave more like an equity security.  In that case it will  likely  sell at a premium  over its  conversion value  and its  price  will  tend to  fluctuate  directly  with the price of the underlying  security.  To determine  whether  convertible  securities  should be regarded as "equity  equivalents,"  the Manager examines the following  factors:
(1) whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed  number  of shares of  common  stock of the  issuer,  (2)
whether the issuer of the  convertible  securities has restated its earnings per share of  common  stock on a fully  diluted  basis  (considering  the  effect of conversion  of the  convertible  securities),  and (3) the  extent  to which the convertible  security  may be a defensive  "equity  substitute,"  providing  the ability to participate in any  appreciation  in the price of the issuer's common stock.

     |_| Preferred  Stock.  Preferred  stock,  unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends
may  be  cumulative   or   non-cumulative,   participating,   or  auction  rate.
"Cumulative"  dividend  provisions  require  all or a  portion  of prior  unpaid dividends to be paid before  dividends can be paid to the issuer's common stock.
"Participating"  preferred  stock may be  entitled to a dividend  exceeding  the stated dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred  stocks may be less attractive,  causing the price of preferred  stocks to decline.  Preferred stock may have mandatory sinking fund provisions,  as well as provisions  allowing the stock to be called or redeemed prior to its maturity,  which can have a negative impact on the  stock's  price  when  interest  rates  decline.  Preferred  stock generally  has  a  preference  over  common  stock  on  the  distribution  of  a corporation's assets in the event of liquidation of the corporation.  The rights of preferred stock on  distribution of a corporation's  assets in the event of a
liquidation  are  generally   subordinate  to  the  rights   associated  with  a
corporation's debt securities.

     |_| Rights and  Warrants.  The Fund may invest up to 5% of its total assets in warrants or rights.  That 5% limit does not apply to warrants  and rights the
Fund has acquired as part of units of  securities  or that are attached to other securities that the Fund buys. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not  necessarily  move parallel to the prices of the  underlying  securities.
Rights are similar to  warrants,  but  normally  have a short  duration  and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting  rights,  receive no dividends  and have no rights with respect to the assets of the issuer.

     |X| Foreign  Securities.  The Fund can purchase equity securities issued or
guaranteed  by  foreign   companies  or  debt   securities   issued  by  foreign
governments.   "Foreign  securities"  include  equity  and  debt  securities  of companies  organized  under the laws of countries  other than the United States.
They  may  be  traded  on  foreign  securities   exchanges  or  in  the  foreign
over-the-counter  markets.  The Fund currently does not expect to have more than
35% of its total  assets  invested  in foreign  securities,  although it has the ability to invest in them without limit.

     Securities of foreign issuers that are  represented by American  Depository
Receipts or that are listed on a U.S.  securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's  investment  allocations.  That is because they are not subject to many of the special  considerations  and risks,  discussed below,  that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such  foreign  currency  against  the U.S.  dollar will result  in a  change  in the  amount  of  income  the  Fund  has  available  for distribution.  Because a portion of the Fund's investment income may be received in foreign  currencies,  the Fund will be required to compute its income in U.S.
dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment  income,  which could result in a return of capital to shareholders.

     Investing in foreign  securities  offers  potential  benefits not available from  investing  solely in  securities  of domestic  issuers.  They  include the opportunity to invest in foreign issuers that appear to offer growth  potential, or in foreign countries with economic policies or business cycles different from those of the  U.S.,  or to  reduce  fluctuations  in  portfolio  value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.
markets.  The Fund  will  hold  foreign  currency  only in  connection  with the purchase or sale of foreign securities.

     |_| Risks of Foreign Investing. Investments in foreign securities may offer special  opportunities  for investing but also present special  additional risks and  considerations  not  typically  associated  with  investments  in  domestic securities. Some of these additional risks are:

     o reduction of income by foreign taxes;

     o fluctuation  in value of foreign  investments  due to changes in currency rates,  currency  devaluation  or currency  control  regulations  (for  example, currency blockage);

     o transaction charges for currency exchange;

     o lack of public information about foreign issuers;

     o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

     o less volume on foreign exchanges than on U.S. exchanges;

     o greater  volatility  and less  liquidity  on foreign  markets than in the
U.S.;

     o less  governmental  regulation of foreign  issuers,  stock  exchanges and brokers than in the U.S.;

     o greater difficulties in commencing lawsuits;

     o higher brokerage commission rates than in the U.S.;

     o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

     o foreign withholding taxes on interest and dividends;

     o possibilities in some countries of expropriation,  confiscatory taxation, political,  financial or social instability or adverse diplomatic  developments;
and

     o unfavorable differences between the U.S. economy and foreign economies.

     In the past, U.S.  Government policies have discouraged certain investments abroad by U.S.  investors,  through  taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

     |X| Passive Foreign Investment  Companies.  Some securities of corporations domiciled  outside  the U.S.  which  the Fund may  purchase,  may be  considered passive foreign  investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth  companies  or  "start-up"  companies.  For  federal tax  purposes,  a corporation is deemed a PFIC if 75% or more of the foreign  corporation's  gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce  passive  income.  Passive  income is further defined as any income to be considered  foreign personal holding company income within the subpart F provisions defined by IRCss.954.

     Investing in PFICs involves the risks  associated with investing in foreign securities,  as described above.  There are also the risks that the Fund may not realize  that a foreign  corporation  it  invests in is a PFIC for  federal  tax purposes.  Federal tax laws impose  severe tax penalties for failure to properly report  investment income from PFICs.  Following  industry  standards,  the Fund makes every  effort to ensure  compliance  with  federal tax  reporting of these investments.  PFICs are  considered  foreign  securities for the purposes of any
minimum   percentage   requirements  or  limitations  on  investing  in  foreign
securities that the Fund may adopt from time to time.

     |X| Portfolio  Turnover.  "Portfolio  turnover" describes the rate at which the Fund  traded its  portfolio  securities  during its last  fiscal  year.  For example,  if a fund sold all of its  securities  during the year,  its portfolio turnover  rate would have been 100%.  The Fund's  portfolio  turnover  rate will fluctuate  from  year to year,  although  the Fund  does  not  expect  to have a portfolio turnover rate of more than 100% annually. Increased portfolio turnover creates higher  brokerage and transaction  costs for the Fund,  which may reduce its overall  performance.  Additionally,  the  realization of capital gains from selling  portfolio  securities may result in distributions of taxable  long-term capital gains to  shareholders,  since the Fund will normally  distribute all of its capital  gains  realized each year, to avoid excise taxes under the Internal
Revenue Code.

     Other Investment Techniques and Strategies.  In seeking its objective,  the
Fund  may  from  time to  time  use  the  types  of  investment  strategies  and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

     |X|  Investing  in  Small,  Unseasoned  Companies.  The Fund can  invest in securities of small, unseasoned companies. These are companies that have been in
operation  for  less  than  three  years,   including  the   operations  of  any
predecessors.  Securities  of these  companies  may be subject to  volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small, unseasoned  issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might  otherwise be  obtained.  The Fund  currently  intends to invest no more than 5% of its net assets in those securities.

     |X| Investment in Other Investment  Companies.  The Fund can also invest in the securities of other investment companies,  which can include open-end funds, closed-end funds and unit investment trusts,  subject to the limits set forth in the Investment Company Act of 1940 (the "Investment  Company Act") that apply to those types of investments,  and the following additional  limitation:  the Fund cannot invest in the  securities  of other  registered  investment  companies or registered unit  investment  trusts in reliance on  sub-paragraph  (F) or (G) of section 12(d)(1) of the Investment Company Act. For example, the Fund can invest in exchange-traded  funds, which are typically open-end funds or unit investment trusts,  listed on a stock  exchange.  The Fund  might do so as a way of gaining exposure to the segments of the equity or  fixed-income  markets  represented by the Exchange-Traded Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

     Investing  in  another  investment  company  may  involve  the  payment  of substantial  premiums  above the value of such  investment  company's  portfolio securities and is subject to limitations  under the Investment  Company Act. The
Fund does not intend to invest in other investment  companies unless the Manager believes that the potential  benefits of the  investment  justify the payment of any premiums or sales charges.  As a shareholder of an investment  company,  the
Fund  would  be  subject  to its  ratable  share  of that  investment  company's expenses,  including its advisory and administration expenses. The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

     |X|  Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities  transactions, or for temporary defensive purposes, as described below.

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

     The  majority  of these  transactions  run from  day to day,  and  delivery pursuant to the resale typically occurs within one to five days of the purchase.
Repurchase  agreements  having a maturity  beyond  seven days are subject to the
Fund's limits on holding  illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to repurchase  agreements having a maturity beyond seven days. There is no limit on the  amount of the  Fund's  net  assets  that may be  subject  to  repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value
of  the  collateral  must  equal  or  exceed  the  repurchase   price  to  fully
collateralize the repayment obligation.  However, if the vendor fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do
so. The Manager will impose  creditworthiness  requirements  to confirm that the vendor is  financially  sound and will  continuously  monitor  the  collateral's value.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commission (the "SEC"),  the Fund, along with other affiliated  entities managed by the Manager,  may transfer  uninvested  cash  balances into one or more joint repurchase  agreement  accounts.  These  balances  are  invested  in one or more repurchase agreements,  secured by U.S. Government  securities.  Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the  collateral be sufficient to cover  payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     |X| Illiquid and Restricted  Securities.  Under the policies and procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under  applicable  securities laws, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund can also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional  purchasers  under  Rule 144A of the  Securities  Act of 1933,  as amended,  if those  securities  have been determined to be liquid by the Manager under Board-approved guidelines.  Those guidelines take into account the trading
activity  for  such  securities  and  the   availability  of  reliable   pricing
information,  among other factors.  If there is a lack of trading  interest in a particular  Rule 144A  security,  the Fund's  holdings of that  security  may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

     |X|  Loans of  Portfolio  Securities.  The  Fund  may  lend  its  portfolio securities  pursuant to policies  approved by the Fund's Board.  It may do so to try to provide income or to raise cash for liquidity  purposes.  These loans are limited to not more than 25% of the value of the Fund's net assets.

     The Fund has entered into a Securities  Lending  Agreement (the "Securities
Lending Agreement") with JPMorgan Chase Bank, N.A. ("JPMorgan Chase"). Under the
Securities Lending Agreement and applicable  regulatory  requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned  securities  and must consist of cash, bank letters of credit or securities of the U.S.  Government (or its agencies or instrumentalities),  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as  collateral,  a bank letter of credit must obligate the bank to pay to JPMorgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Both the issuing bank and the terms of the letter of credit must be  satisfactory to JPMorgan Chase and the Fund. The terms of the loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned  securities on five business days' notice or in time to vote on any material matters. The Securities Lending Agreement may be terminated by either JPMorgan Chase or the Fund on 30 days' written notice.

     Pursuant  to the  Securities  Lending  Agreement,  the Fund will  receive a percentage  of all annual net income  (i.e.,  net of rebates to the borrower and certain other approved expenses) from securities lending transactions.  Such net income  includes  earnings from the investment of any cash  collateral  received from a borrower and loan fees paid or payable by a borrower in  connection  with loans secured by collateral other than cash.

     There are some  risks in  connection  with  securities  lending,  including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering  the loaned  securities  if the borrower  defaults.
JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return  loaned  securities  to the Fund and to be  responsible  for  expenses relating to securities lending. The Fund, however, will be responsible for risks associated  with the  investment  of cash  collateral,  including  the risk of a default by the issuer of a security in which cash  collateral has been invested.
If that  occurs,  the Fund may incur  additional  costs in seeking to obtain the collateral  or may lose the amount of the  collateral  investment.  The Fund may also lose money if the value of the  investments  purchased with cash collateral decreases.

     |X|  Borrowing.  The  Fund  has the  ability  to  borrow  from  banks on an unsecured  basis to invest the  borrowed  funds in  portfolio  securities.  This speculative  technique is known as  "leverage."  The Fund may not borrow  money, except to the extent  permitted  under the Investment  Company Act, the rules or regulations  thereunder  or any  exemption  therefrom  that is applicable to the
Fund, as such statute,  rules or regulations may be amended or interpreted  from time to time.  Currently,  under the  Investment  Company Act, a mutual fund may borrow only from banks and the maximum  amount it may borrow is up to  one-third of its total assets  (including  the amount  borrowed less all  liabilities  and indebtedness  other than  borrowing),  except that a fund may borrow up to 5% of its total assets for temporary  purposes from any person.  Under the  Investment
Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.  Any such  borrowing  will be made only pursuant to the requirements of the Investment Company Act and will be made  only  to the  extent  that  the  value  of each  Fund's  assets  less  its liabilities,  other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.  If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage  requirement,  the Fund is required, within three  business  days to reduce its bank debt to the extent  necessary to meet such  requirement  and may have to sell a portion of its  investments  at a time when independent investment judgment would not dictate such sale.

     The Fund will pay interest on these loans,  and that interest  expense will raise the  overall  expenses  of the Fund and  reduce  its  returns.  If it does borrow,  its expenses will be greater than  comparable  funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more  than  that of funds  that do not  borrow.  Currently,  the  Fund  does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

     |X| Debt  Securities.  While the Fund does not  invest  for the  purpose of seeking  current  income,  at times certain debt  securities may be selected for investment by the Fund for defensive purposes,  as described below. For example, when the stock market is volatile,  or when the portfolio  manager believes that growth opportunities in stocks are not attractive, certain debt securities might provide not only defensive opportunities but also some opportunities for capital appreciation.  These investments could include corporate bonds and notes of U.S.
companies,  as well as U.S.  government  securities,  especially  zero-coupon or
"stripped" U. S. government  securities.  It is not expected that this will be a significant portfolio strategy of the Fund under normal market circumstances.

     |_|  Zero-Coupon  Securities.  The Fund  may buy  zero-coupon  and  delayed interest debt  securities of U.S.  issuers.  Zero-coupon  securities do not make periodic  interest  payments  and are sold at a deep  discount  from  their face value.  The  buyer  recognizes  a rate  of  return  determined  by  the  gradual appreciation  of the  security,  which is  redeemed at face value on a specified maturity date. This discount  depends on the time remaining  until maturity,  as well as prevailing  interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality,
the  discount  typically  decreases  as  the  maturity  date  approaches.   Some
zero-coupon securities are convertible,  in that they are zero-coupon securities until a  predetermined  date,  at which time they  convert to a security  with a specified coupon rate.

     Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally more volatile  than the value of other  debt  securities.  Their  value may fall more dramatically than the value of  interest-bearing  securities when interest rates rise. When prevailing interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

     Investing  in  zero-coupon  securities  could  cause the Fund to  recognize income  and make  distributions  to  shareholders  before it  receives  any cash payments  on the  zero-coupon  investment.  To  generate  cash to satisfy  those distribution requirements, the Fund might have to sell portfolio securities that it  otherwise  might  have  continued  to hold or to use cash  flows  from other sources such as the sale of Fund shares.

     |_| Credit Risk.  Debt  securities are subject to credit risk.  Credit risk relates to the  ability of the issuer of a debt  security  to make  interest  or principal  payments on the  security as they become due. If the issuer  fails to pay interest,  the Fund's income may be reduced and if the issuer fails to repay principal,  the value of that bond and of the Fund's shares may be reduced.  The
Manager  may rely to some  extent on credit  ratings  by  nationally  recognized rating  agencies in evaluating  the credit risk of  securities  selected for the
Fund's  portfolio.  It may also use its own research and analysis.  Many factors affect an issuer's  ability to make timely  payments,  and the credit risks of a particular security may change over time.

     |_| Interest Rate Risks.  In addition to credit risks,  debt securities are subject  to  changes  in value  when  prevailing  interest  rates  change.  When prevailing  interest  rates  fall,  the values of  outstanding  debt  securities generally  rise,  and the bonds may sell for more than their face  amount.  When prevailing  interest  rates  rise,  the values of  outstanding  debt  securities generally decline,  and the bonds may sell at a discount from their face amount.
The magnitude of these price changes is generally  greater for bonds with longer maturities.  Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

     |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income for  liquidity  needs or for hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this
Statement of Additional  Information.  However,  the Fund does not use, and does not  currently  contemplate  using,  derivatives  or  hedging  instruments  to a significant degree.

     Some  of  the  derivative   investments  the  Fund  can  use  include  debt
exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the  issuer's  common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the  principal  amount of the debt because the  price  of the  issuer's  common  stock  may not be as  high as the  Manager expected.

     |X| Hedging.  Although the Fund does not  anticipate  the  extensive use of hedging instruments, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain  unrealized  gains in the value of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:

     |_| sell futures contracts,

     |_| buy puts on such futures or on securities, or

     |_| write covered calls on securities or futures. Covered calls may also be used to increase  the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included  in a rise in value of the market.  To do so, the Fund  could:

     |_| buy futures, or

     |_| buy calls on such futures or on securities.

     The Fund's  strategy of hedging with futures and options on futures will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

     |_| Futures. The Fund can buy and sell futures contracts that relate to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures"),  (3) other  broadly-based securities  indices  (these are referred to as  "financial  futures"),  (4) debt securities  (these are referred to as "interest  rate  futures") and (5) foreign currencies (these are referred to as "forward contracts").

     A  broadly-based  stock index is used as the basis for trading  stock index futures.  They may in some cases be based on stocks of  issuers in a  particular industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index.  These  contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to settle the futures transaction.  There is no delivery made of the  underlying  securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future  obligates the seller to deliver (and the purchaser to take)  cash or a  specified  type of debt  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Similarly,  a single  stock future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  equity  security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No payment is paid or  received  by the Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax purposes.  All futures  transactions (except forward contracts)
are effected  through a clearinghouse  associated with the exchange on which the contracts are traded.

     |_| Put and Call  Options.  The Fund can buy and sell certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  can buy  and  sell exchange-traded  and  over-the-counter  put and call  options,  including  index options, securities options, currency options,  commodities options, and options on the other types of futures described above.

     |_|  Writing  Covered  Call  Options.  The Fund can write  (that is,  sell)
covered calls. If the Fund sells a call option,  it must be covered.  That means the  Fund  must  own  the  security  subject  to the  call  while  the  call  is outstanding,  or,  for  certain  types of  calls,  the call  may be  covered  by segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.  Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case, the fund would keep the cash premium.

     The Fund's custodian,  or a securities depository acting for the custodian, will act as the Fund's  escrow  agent,  through  the  facilities  of the Options
Clearing  Corporation  ("OCC"),  as to the  investments  on  which  the Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.
In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  segregating  an equivalent  dollar amount of liquid assets.  The Fund will segregate  additional liquid  assets if the value of the  segregated  assets  drops  below 100% of the current  value of the future.  Because of this  segregation  requirement,  in no circumstances  would the Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     |_| Writing Put  Options.  The Fund may sell put  options.  A put option on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.  The Fund  will not write  puts if,  as a  result,  more than 25% of the
Fund's net assets would be required to be segregated to cover such put options.

     If the Fund  writes a put,  the put must be  covered by  segregated  liquid assets. The premium the Fund receives from writing a put represents a profit, as long as the price of the  underlying  investment  remains  equal to or above the exercise price of the put. However,  the Fund also assumes the obligation during the option period to buy the underlying  investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires  unexercised,  the Fund realizes a gain in the amount of the premium less the transaction  costs  incurred.  If the put is  exercised,  the  Fund  must  fulfill  its  obligation  to  purchase  the underlying  investment at the exercise price. That price will usually exceed the market value of the  investment at that time. In that case, the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security the Fund will identify  liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The
Fund therefore  forgoes the  opportunity  of investing the segregated  assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

     |_|  Purchasing  Calls and Puts.  The Fund can  purchase  calls to  protect against the  possibility  that the Fund's  portfolio will not  participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing  purchase  transaction),  it pays a premium.  The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits  only if it sells the call at a profit or if,  during the call  period, the market price of the underlying investment is above the sum of the call price plus  the  transaction  costs  and the  premium  paid  for the call and the Fund exercises  the call.  If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on  securities or futures the Fund owns enables the Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund  purchases  a call or put on an  index or  future,  it pays a premium,  but  settlement  is in cash rather than by delivery of the  underlying investment to the Fund. Gain or loss depends on changes in the index in question
(and thus on price movements in the securities  market generally) rather than on price movements in individual securities or futures contracts.

     The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

     |_| Buying and Selling Options on Foreign Currencies.  The Fund can buy and
sell  calls and puts on foreign  currencies.  They  include  puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major  recognized  dealers in such options.  The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign  securities the
Fund wants to acquire.

     If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those securities may be partially  offset by purchasing  calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign  currency,  the  decline in the  dollar  value of  portfolio  securities denominated  in that  currency  might be  partially  offset by writing  calls or purchasing  puts on that foreign  currency.  However,  the currency  rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium  payments and transaction  costs without a corresponding benefit.

     A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an  absolute  and immediate  right to  acquire  that  foreign  currency  without  additional  cash consideration (or it can do so for additional cash  consideration  identified on its books) upon  conversion  or exchange of other  foreign  currency held in its portfolio.

     The Fund  could  write a call on a  foreign  currency  to  provide  a hedge against a decline in the U.S.  dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those circumstances,  the Fund covers the option by maintaining cash, U.S.  government securities or other liquid, high-grade debt securities in an amount equal to the exercise price of the option.

     |_|  Risks  of  Hedging  with  Options  and  Futures.  The  use of  hedging instruments requires special skills and knowledge of investment  techniques that are  different  than what is required for normal  portfolio  management.  If the
Manager uses a hedging  instrument at the wrong time or judges market conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments  in a short  hedge,  the market may advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

     |_| Forward  Contracts.  Forward  contracts are foreign  currency  exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed  price.  The Fund  uses them to  "lock-in"  the U.S.  dollar  price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S.  dollar and a foreign  currency.  The Fund  limits its  exposure in foreign currency  exchange  contracts in a particular  foreign currency to the amount of its assets  denominated in that currency or a closely correlated  currency.  The
Fund may also use  "cross-hedging"  where the Fund  hedges  against  changes  in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract,  one party agrees to purchase,  and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the  contract  agreed upon by the  parties.  The transaction  price  is set at the time  the  contract  is  entered  into.  These contracts are traded in the inter-bank market conducted  directly among currency traders (usually large commercial banks) and their customers.

     The Fund may use forward  contracts to protect  against  uncertainty in the level of future exchange rates. The use of forward  contracts does not eliminate the risk of  fluctuations  in the prices of the  underlying  securities the Fund owns or intends  to  acquire,  but it does fix a rate of  exchange  in  advance.
Although  forward  contracts  may  reduce the risk of loss from a decline in the value of the hedged currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign  currency,  or when it anticipates  receiving  dividend payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.
dollar  price of the  security or the U.S.  dollar  equivalent  of the  dividend payments.  To do so,  the Fund  could  enter  into a  forward  contract  for the purchase or sale of the amount of foreign  currency  involved in the  underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a  "transaction  hedge." The  transaction  hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period  between the date on which the  security is  purchased  or sold or on which the payment is  declared,  and the date on which the  payments are made or received.

     The Fund could also use forward  contracts to lock in the U.S. dollar value of  portfolio  positions.  This is  called  a  "position  hedge."  When the Fund believes that foreign  currency might suffer a substantial  decline  against the
U.S.  dollar,  it could enter into a forward  contract to sell an amount of that foreign currency  approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward  contract to buy that  foreign  currency  for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund believes that the U.S. dollar value of the foreign  currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

     The Fund will cover its short  positions in these cases by  identifying  on its books  assets  having a value  equal to the  aggregate  amount of the Fund's commitment  under  forward  contracts.  The Fund  will not  enter  into  forward contracts or maintain a net exposure to such  contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in  excess of the  value of the  Fund's  portfolio  securities  or other  assets denominated  in that  currency  or another  currency  that is the subject of the hedge.

     However,  to avoid excess  transactions and transaction costs, the Fund may maintain  a net  exposure  to  forward  contracts  in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that  excess.  As one  alternative,  the Fund may  purchase a call option  permitting  the Fund to purchase the amount of foreign  currency being hedged by a forward sale contract at a price no higher than the forward  contract price.  As another  alternative, the Fund may  purchase  a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

     The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally  will not be possible  because the future value  of  securities  denominated  in  foreign  currencies  will  change  as  a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the
security  and  deliver  foreign   currency  to  settle  the  original   purchase
obligation.  If the  market  value of the  security  is less than the  amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund  might have to purchase  additional  foreign  currency on the "spot"  (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign  currency  the Fund is  obligated to deliver to settle the trade,  the Fund  might  have to sell on the  spot  market  some of the  foreign currency  received  upon  the sale of the  security.  There  will be  additional transaction costs on the spot market in those cases.

     The  projection  of  short-term  currency  market  movements  is  extremely difficult,  and the  successful  execution of a short-term  hedging  strategy is highly uncertain.  Forward contracts involve the risk that anticipated  currency movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional  transactions costs. The use of forward contracts  in this  manner  might  reduce  the Fund's  performance  if there are unanticipated  changes in currency  prices to a greater  degree than if the Fund had not entered into such contracts.

     At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio  security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security  and offset its  contractual  obligation  to deliver  the  currency  by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the  currency  that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same  amount of the same  currency  on the  maturity  date of the first contract.  The Fund would  realize a gain or loss as a result of  entering  into such an offsetting forward contract under either circumstance.  The gain or loss will  depend on the  extent  to which the  exchange  rate or rates  between  the currencies  involved moved between the execution dates of the first contract and offsetting contract.

     The costs to the Fund of engaging in forward  contracts varies with factors such as the  currencies  involved,  the  length of the  contract  period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal  basis,  no  brokerage  fees or  commissions  are  involved.
Because these  contracts  are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign  currencies into U.S. dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur  costs in doing  so.  Foreign  exchange  dealers  do not  charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various  currencies.  Thus, a dealer might offer to sell a foreign  currency  to the Fund at one  rate,  while  offering  a lesser  rate of  exchange  if the Fund  desires to resell  that  currency to the dealer.

     o  Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  prospectus or this Statement of Additional Information.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  adviser as the Fund (or an adviser  that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under  interpretations  of staff  members of the SEC  regarding  applicable provisions of the Investment  Company Act, when the Fund purchases a future,  it must  segregate cash or readily  marketable  short-term  debt  instruments in an amount  equal to the  purchase  price of the  future,  less the  margin  deposit applicable  to it. The account must be a segregated  account or accounts held by the Fund's custodian bank.

     |_| Tax Aspects of Certain Hedging  Instruments.  Certain foreign  currency exchange  contracts  in which the Fund may invest are treated as  "Section  1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are  characterized as 60% long-term and 40% short-term capital  gains or losses  under the Code.  However,  foreign  currency  gains or losses arising from Section 1256 contracts that are forward contracts  generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the  Fund  at the  end of  each  taxable  year  are  "marked-to-market,"  and unrealized  gains or losses are  treated  as though  they were  realized.  These contracts also may be  marked-to-market  for purposes of determining  the excise tax applicable to investment company  distributions and for other purposes under rules prescribed  pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

     Certain  forward  contracts the Fund enters into may result in  "straddles"
for federal income tax purposes. The straddle rules may affect the character and timing  of gains  (or  losses)  recognized  by the Fund on  straddle  positions.
Generally,  a loss  sustained  on the  disposition  of a  position  making  up a straddle is allowed  only to the extent that the loss  exceeds any  unrecognized gain in the  offsetting  positions  making up the straddle.  Disallowed  loss is generally  allowed  at the  point  where  there is no  unrecognized  gain in the offsetting  positions  making up the  straddle,  or the  offsetting  position is disposed of.

     Under the Internal  Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses  attributable to fluctuations in exchange  rates that occur  between the time the Fund accrues  interest or other receivables or accrues  expenses or other  liabilities  denominated in a foreign currency and the time the Fund actually  collects such  receivables or pays such liabilities, and

     (2) gains or losses  attributable to fluctuations in the value of a foreign currency  between the date of  acquisition  of a debt security  denominated in a foreign  currency  or  foreign  currency  forward  contracts  and  the  date  of disposition.

     Currency  gains and losses are offset  against  market  gains and losses on each  trade  before  determining  a net  "Section  988"  gain or loss  under the
Internal Revenue Code for that trade,  which may increase or decrease the amount of the Fund's  investment  company  income  available  for  distribution  to its shareholders.

     |X| Temporary Defensive and Interim Investments.  When market,  economic or political  conditions  are  unstable,  or the Manager  believes it is  otherwise appropriate  to reduce  holdings in stocks,  the Fund can invest in a variety of debt  securities  for  defensive  purposes.  The Fund can  also  purchase  these securities  for liquidity  purposes to meet cash needs due to the  redemption of
Fund shares,  or to hold while  waiting  reinvest cash received from the sale of other portfolio securities. The Fund can buy:

     |_|    high-quality    (rated   in   the   top   rating    categories    of
nationally-recognized  rating  organizations  or deemed by the  Manager to be of comparable quality), short-term money market instruments, including those issued by the U. S. Treasury or other government agencies,

     |_| commercial paper (short-term,  unsecured,  promissory notes of domestic or  foreign  companies)  rated  in  the  top  rating  category  of a  nationally recognizes rating organization,

     |_| debt obligations of corporate issuers, rated investment grade (rated at least Baa by  Moody's  Investors  Service,  Inc.  or at least BBB by  Standard &
Poor's Corporation,  or a comparable rating by another rating organization),  or unrated  securities  judge by the Manager to have a comparable  quality to rated securities in those categories,

     |_| preferred stocks,

     |_|  certificates  of deposit and  bankers'  acceptances  of  domestic  and foreign banks and savings and loan associations,  and

     |_| repurchase  agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Other Investment Restrictions

     |X|  What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.
Under the  Investment  Company Act, a "majority"  vote is defined as the vote of the holders of the lesser of:

     |_| 67% or  more  of the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

     |_| more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described in the  Prospectus  or this  Statement of Additional  Information  are
"fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies  without  shareholder  approval.  However, significant  changes to investment  policies will be described in supplements or updates to the  Prospectus  or this  Statement  of  Additional  Information,  as appropriate.  The Fund's  principal  most  significant  investment  policies are described in the Prospectus.

     |X| Does the Fund  Have  Additional  Fundamental  Policies?  The  following investment  restrictions are fundamental policies of the Fund as contemplated by the Investment  Company Act. The  limitations  of the following  policies may be changed to the extent that the corresponding  policies of the Investment Company
Act are changed by amendment, exemptive or interpretive relief.

     |_|  The  Fund  cannot  buy  securities  or  other  instruments  issued  or guaranteed  by any one  issuer  if more  than 5% of its  total  assets  would be invested in securities or other  instruments  of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to
75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

     |_| The Fund may not borrow money, except to the extent permitted under the
Investment  Company Act, the rules or  regulations  thereunder  or any exemption therefrom that is applicable to the Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.

     |_| The Fund cannot make loans,  except to the extent  permitted  under the
Investment  Company Act, the rules or  regulations  thereunder  or any exemption there from that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

     |_| The Fund  cannot  invest  25% or more of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or guaranteed by the
U.S.  government or its agencies and  instrumentalities  or securities issued by investment companies.

     |_|  The  Fund  cannot  invest  in real  estate,  physical  commodities  or commodity contracts, except to the extent permitted under the Investment Company
Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute, rules or regulations may be amended or interpreted from time to time.

     |_| The Fund cannot underwrite  securities of other companies.  A permitted exception is in case it is deemed to be an underwriter  under the Securities Act of 1933 when reselling any securities held in its own portfolio.

     |_| The Fund cannot issue senior securities, except to the extent permitted under the  Investment  Company Act, the rules or  regulations  thereunder or any exemption  therefrom,  as such statute,  rules or regulations  may be amended or interpreted from time to time.

     |X| Does the Fund Have Any Restrictions That Are Not Fundamental?  The Fund
has an investment  restriction that is not a fundamental policy,  which means it can be changed by the Board of Trustees without shareholder approval.

     o The Fund cannot invest in the securities of other  registered  investment companies or registered unit investment  trusts in reliance on sub-paragraph (F)
or (G) of Section 12(d)(1) of the Investment Company Act.

     Unless the  Prospectus or this Statement of Additional  Information  states that a percentage  restriction  applies on an ongoing basis,  it applies only at the time the Fund  makes an  investment  (except  in the case of  borrowing  and investments in illiquid  securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment  increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to  concentrate  its  investments  as described above, the Fund has adopted the industry  classifications set forth in
Appendix  A  to  this  Statement  of  Additional  Information.  This  is  not  a
fundamental policy.

     Disclosure  of  Portfolio  Holdings.  The Fund  has  adopted  policies  and procedures  concerning  the  dissemination  of  information  about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer   Agent.   These  policies  are  designed  to  assure  that  non-public information  about  portfolio  securities is  distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that  information from being used in a way that could negatively  affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

     o Public  Disclosure.  The  Fund's  portfolio  holdings  are made  publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of  Investments  on Form  N-Q,  which  are  publicly  available  at the SEC.  In addition,  the top 10 or  more  holdings  are  posted  on the  OppenheimerFunds'
website  at  www.oppenheimerfunds.com  in the  "Fund  Profiles"  section.  Other general  information about the Fund's portfolio  investments,  such as portfolio composition  by asset  class,  industry,  country,  currency,  credit  rating or maturity, may also be posted with a 15-day lag.

     Until publicly  disclosed,  the Fund's portfolio  holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's  investments and providing portfolio  information  to a  variety  of  third  parties  to  assist  with  the management,  distribution and administrative  process, the need for transparency must be  balanced  against  the risk that third  parties  who gain access to the
Fund's portfolio  holdings  information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in  portfolio  transactions  or the  availability  of the securities that portfolio managers are trading on the Fund's behalf.

     The Manager and its subsidiaries and affiliates,  employees,  officers, and
directors,   shall  neither  solicit  nor  accept  any   compensation  or  other
consideration  (including  any  agreement  to maintain  assets in the Fund or in other investment  companies or accounts managed by the Manager or any affiliated person  of the  Manager)  in  connection  with  the  disclosure  of  the  Fund's non-public portfolio holdings.  The receipt of investment advisory fees or other fees and  compensation  paid to the  Manager  and its  subsidiaries  pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration"  for these purposes.  It is a violation of the Code of Ethics for any  covered  person to  release  holdings  in  contravention  of  portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list  of the top 10 or  more  portfolio  securities  holdings  (based  on invested  assets),  listed by security or by issuer, as of the end of each month may be disclosed to third parties  (subject to the  procedures  below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund's  complete  portfolio  holdings  may be  disclosed  no sooner  than
30-days after the relevant  month-end,  subject to the procedures  below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

     o The third-party recipient must first submit a request for release of Fund portfolio  holdings,  explaining the business  reason for the request;  o Senior officers (a Senior Vice President or above) in the Manager's Portfolio and Legal departments  must approve the  completed  request for release of Fund  portfolio holdings;  and

     o The  third-party  recipient  must sign the Manager's  portfolio  holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly  available  regarding the Fund's holdings  confidential and agreeing not to trade directly or indirectly based on the information.

     The Fund's  complete  portfolio  holdings  positions may be released to the following  categories of entities or individuals  on an ongoing basis,  provided that such entity or  individual  either (1) has signed an agreement to keep such information  confidential  and not trade on the basis of such information or (2)
is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an employee,  officer  and/or  director of the  Manager,  Distributor,  or Transfer
Agent,  or their  respective  legal  counsel,  not to disclose such  information except in conformity  with these  policies and  procedures  and not to trade for his/her personal account on the basis of such information:

     o Employees of the Fund's Manager,  Distributor and Transfer Agent who need to have access to such  information  (as  determined by senior  officers of such entity),

     o The Fund's certified public accountants and independent registered public accounting firm,

     o Members of the Fund's Board and the Board's legal counsel,

     o The Fund's custodian bank,

     o A proxy voting service designated by the Fund and its Board,

     o Rating/ranking organizations (such as Lipper and Morningstar),

     o Portfolio  pricing services  retained by the Manager to provide portfolio security prices, and

     o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

     Portfolio holdings  information of the Fund may be provided,  under limited circumstances,  to  brokers  and/or  dealers  with whom the Fund  trades  and/or
entities  that  provide  investment   coverage  and/or  analytical   information
regarding the Fund's portfolio,  provided that there is a legitimate  investment reason for  providing  the  information  to the broker,  dealer or other entity.
Month-end portfolio holdings information may, under this procedure,  be provided to vendors providing research  information and/or analytics to the fund, with at least a 15-day delay after the month end,  but in certain  cases may be provided to a broker or analytical  vendor with a 1-2 day lag to facilitate the provision of requested  investment  information  to the manager to facilitate a particular trade or the  portfolio  manager's  investment  process for the Fund.  Any third party  receiving  such  information  must  first  sign the  Manager's  portfolio
holdings   non-disclosure   agreement  as  a  pre-condition  to  receiving  this
information.

     Portfolio holdings information (which may include information on individual securities  positions  or multiple  securities)  may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio  trading,  and (2) by the members of the Manager's  Security Valuation
Group and Accounting  Departments in connection with portfolio  pricing or other portfolio evaluation purposes:
     o Brokers and dealers in connection with portfolio transactions  (purchases and sales)
     o Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
     o   Dealers to obtain price quotations where the fund is not identified as the owner.

     Portfolio holdings information (which may include information on the Fund's entire  portfolio or  individual  securities  therein) may be provided by senior officers  of the  Manager  or  attorneys  on the  legal  staff  of the  Manager,
Distributor, or Transfer Agent, in the following circumstances:
     o Response to legal  process in  litigation  matters,  such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
     o Response to regulatory  requests for  information  (the SEC, NASD,  state securities regulators, and/or foreign securities authorities,  including without limitation  requests for  information in  inspections or for position  reporting purposes),
     o To potential  sub-advisers  of  portfolios  (pursuant to  confidentiality agreements),
     o To consultants for retirement plans for plan  sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
     o Investment  bankers in connection  with merger  discussions  (pursuant to confidentiality agreements).

     Portfolio  managers and analysts may, subject to the Manager's  policies on communications with the press and other media, discuss portfolio  information in interviews  with members of the media,  or in due diligence or similar  meetings with  clients  or  prospective  purchasers  of Fund  shares  or their  financial intermediary representatives.

     The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity  in the Fund's  portfolio  to meet  redemptions),  receive  redemption proceeds of their Fund shares paid as pro rata shares of securities  held in the
Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's  portfolio holdings may be made to such shareholders.

     The Chief Compliance Officer of the Fund and the Manager,  Distributor, and
Transfer  Agent  (the  "CCO")  shall  oversee  the  compliance  by the  Manager,
Distributor,  Transfer  Agent,  and their  personnel  with  these  policies  and procedures.  At least annually, the CCO shall report to the Fund's Board on such compliance  oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year  pursuant to these  policies.  The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make  recommendations  to the Board as to any amendments  that the CCO  believes are  necessary  and  desirable  to carry out or improve  these policies and procedures.

     The Manager and/or the Fund have entered into ongoing  arrangements to make available  information about the Fund's portfolio  holdings.  One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons                           Fixed Income Securities              Natexis Bleichroeder
ABG Securities                                Fortis Securities                    Ned Davis Research Group
ABN AMRO                                      Fox-Pitt, Kelton                     Nomura Securities
Advest                                        Friedman, Billing, Ramsey            Pacific Crest
AG Edwards                                    Fulcrum Global Partners              Pacific Crest Securities
American Technology Research                  Garp Research                        Pacific Growth Equities
Auerbach Grayson                              George K Baum & Co.                  Petrie Parkman
Banc of America Securities                    Goldman                              Pictet
Barclays                                      Goldman Sachs                        Piper Jaffray Inc.
Baseline                                      HSBC                                 Plexus
Bear Stearns                                  HSBC Securities Inc                  Prager Sealy & Co.
Belle Haven                                   ING Barings                          Prudential Securities
Bloomberg                                     ISI Group                            Ramirez & Co.
BNP Paribas                                   Janney Montgomery                    Raymond James
BS Financial Services                         Jefferies                            RBC Capital Markets
Buckingham Research Group                     Jeffries & Co.                       RBC Dain Rauscher
Caris & Co.                                   JP Morgan                            Research Direct
CIBC World Markets                            JP Morgan Securities                 Robert W. Baird
Citigroup                                     JPP Eurosecurities                   Roosevelt & Cross
Citigroup Global Markets                      Keefe, Bruyette & Woods              Russell Mellon
Collins Stewart                               Keijser Securities                   Ryan Beck & Co.
Craig-Hallum Capital Group LLC                Kempen & Co. USA Inc.                Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.           Kepler Equities/Julius Baer Sec      Scotia Capital Markets
Credit Suisse First Boston                    KeyBanc Capital Markets              SG Cowen & Co.
Daiwa Securities                              Leerink Swan                         SG Cowen Securities
Davy                                          Legg Mason                           Soleil Securities Group
Deutsche Bank                                 Lehman                               Standard & Poors
Deutsche Bank Securities                      Lehman Brothers                      Stone & Youngberg
Dresdner Kleinwort Wasserstein                Lipper                               SWS Group
Emmet & Co                                    Loop Capital Markets                 Taylor Rafferty
Empirical Research                            MainFirst Bank AG                    Think Equity Partners
Enskilda Securities                           Makinson Cowell US Ltd               Thomas Weisel Partners
Essex Capital Markets                         Maxcor Financial                     UBS
Exane BNP Paribas                             Merrill                              Wachovia
Factset                                       Merrill Lynch                        Wachovia Corp
Fidelity Capital Markets                      Midwest Research                     Wachovia Securities
Fimat USA Inc.                                Mizuho Securities                    Wescott Financial
First Albany                                  Morgan Stanley                       William Blair
First Albany Corporation                                                Yieldbook

How the Fund is Managed

     Organization and History. The Fund is an open-end,  diversified  management investment  company with an unlimited number of authorized  shares of beneficial interest.  The Fund was  organized  as a  Maryland  corporation  in 1980 but was reorganized as a Massachusetts business trust in February 1987.

     Classes  of  Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes and to divide or combine the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may purchase Class Y shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        will generally have a different net asset value,
o        will generally have separate voting rights on matters in which interests of one class are different from
         interests of another class, and
o        votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings,  with  fractional  shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an  interest  in the Fund  proportionately  equal to the  interest of each other share of the same class.

     Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not  required to hold,  and does not plan to hold,  regular  annual  meetings of shareholders,  but may hold shareholder  meetings from time to time on important matters  or  when  required  to do so by the  Investment  Company  Act or  other applicable  law.  Shareholders  have the right,  upon a vote or  declaration  in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

     Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an  express  disclaimer  of  shareholder  or  Trustee  liability  for the Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's  property for any shareholder  held personally  liable for its obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a shareholder  for any act or
obligation   of  the  Fund  and  shall  satisfy  any  judgment  on  that  claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand  that may arise out of any  dealings  with the  Fund.  Additionally,  the
Trustees  shall have no personal  liability  to any such  person,  to the extent permitted by law.

     Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees  has an Audit  Committee,  a  Regulatory  & Oversight
Committee,  a Governance  Committee  and a Proxy  Committee.  Each  committee is comprised  solely  of  Trustees  who  are not  "interested  persons"  under  the
Investment  Company Act (the "Independent  Trustees").  The members of the Audit
Committee are Joel W. Motley (Chairman),  Mary F. Miller, Kenneth A. Randall and
Joseph M. Wikler.  The Audit  Committee held 6 meetings during the Fund's fiscal year  ended  August  31,  2006.  The Audit  Committee  furnishes  the Board with recommendations  regarding  the selection of the Fund's  independent  registered public accounting firm (also referred to as the "independent  Auditors").  Other main functions of the Audit Committee  outlined in the Audit Committee  Charter, include,  but are not  limited  to:  (i)  reviewing  the  scope and  results  of financial  statement audits and the audit fees charged;  (ii) reviewing  reports from the Fund's independent  Auditors  regarding the Fund's internal  accounting procedures and controls;  (iii)  reviewing  reports from the Manager's  Internal
Audit Department;  (iv) maintaining a separate line of communication between the
Fund's  independent  Auditors and the  Independent  Trustees;  (v) reviewing the independence of the Fund's  independent  Auditors;  and (vi)  pre-approving  the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the Manager.

     The members of the  Regulatory  & Oversight  Committee  are Robert G. Galli
(Chairman),  Matthew P. Fink, Phillip A. Griffiths,  Joel W. Motley and Brian F.
Wruble.  The Regulatory & Oversight  Committee held 6 meetings during the Fund's fiscal  year  ended  August 31,  2006.  The  Regulatory  &  Oversight  Committee
evaluates  and  reports  to the Board on the  Fund's  contractual  arrangements, including the Investment Advisory and Distribution  Agreements,  transfer agency and  shareholder  service  agreements  and  custodian  agreements as well as the policies  and  procedures  adopted  by the Fund to  comply  with the  Investment
Company Act and other  applicable  law,  among other  duties as set forth in the
Regulatory & Oversight Committee's Charter.

     The  members  of  the   Governance   Committee  are  Phillip  A.  Griffiths
(Chairman),  Kenneth A. Randall, Russell S. Reynolds, Jr. and Peter I. Wold. The
Governance  Committee held 8 meetings during the Fund's fiscal year ended August
31, 2006. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops  qualification criteria for
Board members  consistent  with the Fund's  governance  guidelines,  among other duties set forth in the Governance Committee's Charter.

     The  Governance  Committee's  functions  also  include  the  selection  and nomination  of  Trustees,  including  Independent  Trustees  for  election.  The
Governance  Committee may, but need not, consider the advice and  recommendation of the Manager and its affiliates in selecting  nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

     To date,  the  Governance  Committee has been able to identify from its own resources  an ample  number  of  qualified  candidates.  Nonetheless,  under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance  Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance  Committee will consider  nominees  recommended by Independent  Board members or  recommended  by any other  Board  members  including  Board  members affiliated  with the Fund's  Manager.  The Governance  Committee may, upon Board approval,  retain an  executive  search  firm to assist in  screening  potential candidates.  Upon Board  approval,  the  Governance  Committee  may also use the services of legal,  financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing  their  submission to the offices of OppenheimerFunds,  Inc., Two World Financial Center, 225 Liberty Street, 11th
Floor, New York, New York 10281-1008,  to the attention of the Board of Trustees of Oppenheimer Capital Appreciation Fund, c/o the Secretary of the Fund.

     Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business,  educational,  and/or other pertinent background of the person being recommended;  (2) a statement  concerning whether the person is an "interested  person" as defined in the Investment  Company Act; (3) any other information  that the Fund would be  required  to  include in a proxy  statement concerning the person if he or she was  nominated;  and (4) the name and address
of  the  person  submitting  the  recommendation   and,  if  that  person  is  a
shareholder,  the period for which that  person held Fund  shares.  Shareholders should note that a person who owns  securities  issued by  Massachusetts  Mutual
Life  Insurance  Company (the parent  company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other
relationships   with   Massachusetts   Mutual  Life  Insurance  Company  or  its
subsidiaries,  with registered broker-dealers,  or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established  specific  qualifications that it believes must be met by a trustee nominee.  In evaluating  trustee  nominees,
the  Governance  Committee  considers,   among  other  things,  an  individual's
background,  skills,  and  experience;  whether the individual is an "interested person" as defined in the  Investment  Company Act;  and whether the  individual would be deemed an "audit  committee  financial  expert"  within the  meaning of applicable  SEC rules.  The  Governance  Committee  also  considers  whether the individual's background,  skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no  differences in the manner in which the  Governance  Committee  evaluates nominees  for  trustees  based  on  whether  the  nominee  is  recommended  by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective  and skills  necessary  to  effectively  advance  the  interests  of shareholders.

     The members of the Proxy Committee are Russell S. Reynolds, Jr. (Chairman),
Matthew P. Fink and Mary F. Miller.  The Proxy  Committee held 2 meetings during the Fund's fiscal year ended August 31, 2006. The Proxy  Committee  provides the
Board with  recommendations for the proxy voting of portfolio securities held by the Fund and monitors proxy voting by the Fund.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also directors or trustees of the following Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free Municipals                               Oppenheimer Limited Term California Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Money Market Fund, Inc.
Oppenheimer Balanced Fund                                     Oppenheimer Multi-State Municipal Trust
Oppenheimer California Municipal Fund                         Oppenheimer Portfolio Series
Oppenheimer Capital Appreciation Fund                         Oppenheimer Real Estate Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Dividend Growth Fund                              Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Opportunities Fund                         Oppenheimer Select Value Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Series Fund, Inc.
Oppenheimer Growth Fund                                       OFI Tremont Core Strategies Hedge Fund
Oppenheimer International Diversified Fund                    OFI Tremont Market Neutral Hedge Fund
Oppenheimer International Growth Fund                       Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer International Small Company Fund                Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer International Value Fund                        Oppenheimer U.S. Government Trust

     In addition to being a Board  member of each of the Board I Funds,  Messrs.
Galli and  Wruble are  directors  or  trustees  of ten other  portfolios  in the
OppenheimerFunds Complex.

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value  without  sales  charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

     Messrs. Baylin,  Gillespie,  Murphy, Petersen,  Szilagyi,  Vandehey, Wilby,
Wixted and Zack and Mss.  Bloomberg and Ives, who are officers of the Fund, hold the same offices  with one or more of the other Board I Funds.  As of October 6,
2006,  the  Trustees and  officers of the Fund,  as a group,  owned of record or beneficially  less than 1% of any class of  shares  of the Fund.  The  foregoing statement  does not  reflect  ownership  of shares held of record by an employee benefit plan for  employees of the Manager,  other than the shares  beneficially owned under that plan by the  officers of the Fund listed  above.  In  addition, none of the  Independent  Trustees (nor any of their  immediate  family members)
owns securities of either the Manager or the Distributor of the Board I Funds or
of any entity directly or indirectly controlling,  controlled by or under common control with the Manager or the Distributor.

     Biographical  Information.  The Trustees and officers, their positions with the Fund,  length of service in such  position(s) and principal  occupations and business  affiliations  during at least the past  five  years are  listed in the
charts  below.  The  charts  also  include   information  about  each  Trustee's
beneficial  share ownership in the Fund and in all of the registered  investment companies  that  the  Trustee  oversees  in  the  Oppenheimer  family  of  funds
("Supervised  Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson  Way,  Centennial,  Colorado  80112-3924.  Each  Trustee  serves  for  an indefinite term, or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------------------------------------------
                                                  Independent Trustees
-------------------------------------------------------------------------------------------------------------------------
------------------------------- -------------------------------------------------------- --------------- ----------------
Name, Position(s) Held with     Principal Occupation(s) During the Past 5 Years; Other   Dollar Range    Aggregate
                                                                                                         Dollar Range
                                                                                                         Of Shares
                                                                                         of Shares       Beneficially
                                                                                         Beneficially    Owned in
the Fund, Length of Service,    Trusteeships/Directorships Held; Number of Portfolios    Owned in        Supervised
Age                             in the Fund Complex Currently Overseen                   the Fund        Funds
------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------------------------

                                                                                             As of December 31, 2005

------------------------------- -------------------------------------------------------- --------------------------------
------------------------------- -------------------------------------------------------- --------------- ----------------
Clayton K. Yeutter, Chairman    Director of American Commercial Lines (barge company)    None            Over $100,000
of the Board of                 (since January 2005); Attorney at Hogan & Hartson (law
Trustee since 1993              firm) (since June 1993); Director of Covanta Holding
Age: 75                         Corp. (waste-to-energy company) (since 2002); Director
                                of Weyerhaeuser Corp. (1999-April 2004); Director of
                                Caterpillar, Inc. (1993-December 2002); Director of
                                ConAgra Foods (1993-2001); Director of Texas

                                Instruments (1993-2001); Director of FMC Corporation
                                (1993-2001). Oversees  44 portfolios in the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Matthew P. Fink,                Trustee of the Committee for Economic Development        Over $100,000   Over $100,000
Trustee since 2005              (policy research foundation) (since 2005); Director of
Age: 65                         ICI Education Foundation (education foundation)
                                (October 1991-August 2006); President of the

                                Investment Company Institute (trade association)

                                (October 1991-June 2004); Director of ICI Mutual
                                Insurance Company (insurance company) (October
                                1991-June 2004). Oversees 44 portfolios in the

                                OppenheimerFunds complex.
------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Robert G. Galli,                A director or trustee of other Oppenheimer funds.        None            Over $100,000
Trustee since 1993              Oversees 54 portfolios in the OppenheimerFunds complex.
Age: 73

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Phillip A. Griffiths,           Distinguished Presidential Fellow for International      $50,001-$100,000Over $100,000
Trustee since 1999              Affairs (since 2002) and Member (since 1979) of the
Age: 67                         National Academy of Sciences; Council on Foreign
                                Relations (since 2002); Director of GSI Lumonics Inc.
                                (precision medical equipment supplier) (since 2001);
                                Senior Advisor of The Andrew W. Mellon Foundation
                                (since 2001); Chair of Science Initiative Group (since
                                1999); Member of the American Philosophical Society
                                (since 1996); Trustee of Woodward Academy (since
                                1983); Foreign Associate of Third World Academy of
                                Sciences; Director of the Institute for Advanced Study
                                (1991-2004); Director of Bankers Trust New York
                                Corporation (1994-1999); Provost at Duke University
                                (1983-1991). Oversees 44 portfolios in the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Mary F. Miller,                 Trustee of the American Symphony Orchestra               None            Over $100,000

Trustee since 2004              (not-for-profit) (since October 1998); and Senior Vice
Age: 63                         President and General Auditor of American Express
                                Company (financial services company) (July

                                1998-February 2003). Oversees 44 portfolios in the

                                OppenheimerFunds complex.
------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Joel W. Motley,                 Director of Columbia Equity Financial Corp.              None            Over $100,000
Trustee since 2002              (privately-held financial adviser) (since 2002);
Age: 54                         Managing Director of Carmona Motley, Inc.

                                (privately-held financial adviser) (since January
                                2002); Managing Director of Carmona Motley Hoffman
                                Inc. (privately-held financial adviser) (January
                                1998-December 2001); Member of the Finance and Budget
                                Committee of the Council on Foreign Relations, the
                                Investment Committee of the Episcopal Church of

                                America, the Investment Committee and Board of Human

                                Rights Watch and the Investment Committee of Historic

                                Hudson Valley. Oversees 44 portfolios in the

                                OppenheimerFunds complex.
------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Kenneth A. Randall,             Director of Dominion Resources, Inc. (electric utility   Over $100,000   Over $100,000
Trustee since 1987              holding company) (February 1972-October 2005); Former
Age: 79                         Director of Prime Retail, Inc. (real estate investment

                                trust), Dominion Energy Inc. (electric power and oil &

                                gas producer), Lumberman's Mutual Casualty Company,

                                American Motorists Insurance Company and American
                                Manufacturers Mutual Insurance Company; Former
                                President and Chief Executive Officer of The
                                Conference Board, Inc. (international economic and

                                business research). Oversees 44 portfolios in the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Russell S. Reynolds, Jr.,       Chairman of The Directorship Search Group, Inc.          None            $10,001-$50,000

Trustee since 1989              (corporate governance consulting and executive

Age: 74                         recruiting) (since 1993); Life Trustee of
                                International House (non-profit educational
                                organization); Founder, Chairman and Chief Executive
                                Officer of Russell Reynolds Associates, Inc.
                                (1969-1993); Banker at J.P. Morgan & Co. (1958-1966);
                                1st Lt. Strategic Air Command, U.S. Air Force
                                (1954-1958). Oversees 44 portfolios in the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Joseph M. Wikler,               Director of the  following  medical  device  companies:  None            Over $100,000
Trustee since 2005              Medintec   (since  1992)  and  Cathco   (since   1996);
Age: 65                         Director  of  Lakes  Environmental  Association  (since
                                1996);  Member  of  the  Investment  Committee  of  the
                                Associated  Jewish Charities of Baltimore (since 1994);
                                Director    of     Fortis/Hartford     mutual     funds
                                (1994-December  2001).  Oversees 44  portfolios  in the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Peter I. Wold,                  President  of Wold Oil  Properties,  Inc.  (oil and gas  Over $100,000   Over $100,000

Trustee since 2005              exploration and production  company) (since 1994); Vice

Age: 58                         President,   Secretary  and  Treasurer  of  Wold  Trona
                                Company,  Inc.  (soda ash  processing  and  production)
                                (since  1996);  Vice  President  of Wold Talc  Company,
                                Inc.  (talc mining)  (since 1999);  Managing  Member of
                                Hole-in-the-Wall  Ranch (cattle ranching) (since 1979);
                                Director  and  Chairman  of the  Denver  Branch  of the
                                Federal  Reserve Bank of Kansas City  (1993-1999);  and
                                Director    of    PacifiCorp.     (electric    utility)
                                (1995-1999).    Oversees   44    portfolios    in   the
                                OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------
------------------------------- -------------------------------------------------------- --------------- ----------------

Brian F. Wruble,                General Partner of Odyssey Partners,  L.P. (hedge fund)  $1-$10,000      Over $100,000
Trustee since 2005              (since  September  1995);  Director  of  Special  Value
Age: 63                         Opportunities   Fund,   LLC   (registered    investment
                                company)  (since  September  2004);  Member  of  Zurich
                                Financial  Investment Advisory Board (insurance) (since
                                October  2004);  Board  of  Governing  Trustees  of The
                                Jackson  Laboratory  (non-profit)  (since August 1990);
                                Trustee   of   the   Institute   for   Advanced   Study
                                (non-profit  educational  institute)  (since May 1992);
                                Special   Limited   Partner   of   Odyssey   Investment
                                Partners,  LLC  (private  equity  investment)  (January
                                1999-September  2004);  Trustee of Research  Foundation
                                of AIMR (2000-2002) (investment research,  non-profit);
                                Governor,  Jerome  Levy  Economics  Institute  of  Bard
                                College   (August   1990-September   2001)   (economics
                                research);  Director  of Ray &  Berendtson,  Inc.  (May
                                2000-April 2002) (executive  search firm).  Oversees 54
                                portfolios in the OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- --------------- ----------------

         Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of
Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr.
Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.

--------------------------------------------------------------------------------------------------------------------------
                                             Interested Trustee and Officer
--------------------------------------------------------------------------------------------------------------------------
------------------------------- -------------------------------------------------------- --------------- -----------------
Name, Position(s) Held with     Principal Occupation(s) During the Past 5 Years; Other   Dollar Range    Aggregate
                                                                                                         Dollar Range Of
                                                                                                         Shares
                                                                                         of Shares       Beneficially
                                                                                         Beneficially    Owned in
                                Trusteeships/Directorships Held; Number of Portfolios    Owned in        Supervised

Fund, Length of Service, Age    in the Fund Complex Currently Overseen                   the Fund        Funds

------------------------------- -------------------------------------------------------- --------------- -----------------
------------------------------- -------------------------------------------------------- ---------------------------------

                                                                                             As of December 31, 2005

------------------------------- -------------------------------------------------------- ---------------------------------
------------------------------- -------------------------------------------------------- ---------------- ----------------

John V. Murphy,                 Chairman, Chief Executive Officer and Director (since    $50,001-$100,000 Over $100,000
Trustee since 2001and           June 2001) and President (since September 2000) of the
President and Principal         Manager; President and a director or trustee of other
Executive Officer since 2001    Oppenheimer funds; President and Director of
Age: 57                         Oppenheimer Acquisition Corp. ("OAC") (the Manager's

                                parent holding company) and of Oppenheimer Partnership

                                Holdings, Inc. (holding company subsidiary of the
                                Manager) (since July 2001); Director of
                                OppenheimerFunds Distributor, Inc. (subsidiary of the
                                Manager) (since November 2001); Chairman and Director
                                of Shareholder Services, Inc. and of Shareholder
                                Financial Services, Inc. (transfer agent subsidiaries
                                of the Manager) (since July 2001); President and
                                Director of OppenheimerFunds Legacy Program
                                (charitable trust program established by the Manager)
                                (since July 2001); Director of the following
                                investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc., Centennial Asset
                                Management Corporation, Trinity Investment Management
                                Corporation and Tremont Capital Management, Inc.
                                (since November 2001), HarbourView Asset Management
                                Corporation and OFI Private Investments, Inc. (since
                                July 2001); President (since November 1, 2001) and
                                Director (since July 2001) of Oppenheimer Real Asset
                                Management, Inc.; Executive Vice President of
                                Massachusetts Mutual Life Insurance Company (OAC's
                                parent company) (since February 1997); Director of DLB
                                Acquisition Corporation (holding company parent of
                                Babson Capital Management LLC) (since June 1995);
                                Member of the Investment Company Institute's Board of
                                Governors (since October 3, 2003); Chief Operating
                                Officer of the Manager (September 2000-June 2001);
                                President and Trustee of MML Series Investment Fund
                                and MassMutual Select Funds (open-end investment
                                companies) (November 1999-November 2001); Director of
                                C.M. Life Insurance Company (September 1999-August
                                2000); President, Chief Executive Officer and Director
                                of MML Bay State Life Insurance Company (September
                                1999-August 2000); Director of Emerald Isle Bancorp
                                and Hibernia Savings Bank (wholly-owned subsidiary of
                                Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                91 portfolios in the OppenheimerFunds complex.

------------------------------- -------------------------------------------------------- ---------------- ----------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs. Baylin, Gillespie, Wilby and Zack and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Petersen,
Szilagyi,  Vandehey  and Wixted and Ms.  Ives,  6803 S. Tucson Way,  Centennial,
Colorado 80112-3924.  Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------------------------------------------
                                               Other Officers of the Fund
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------
Name, Position(s) Held with Fund,      Principal Occupation(s) During Past 5 Years
Length of Service, Age
-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

William L. Wilby,                      Senior Vice President (since July 1994) and Senior Investment Officer, Director
Vice President and Portfolio Manager   of Equities (since July 2004) of the Manager. Formerly, Senior Investment
since 1994                             Officer, Director of International Equities of the Manager (May 2000-July 2004)
Age:  62                               and Senior Vice President of HarbourView Asset Management Corporation (May
                                       1999-November 2001). An officer of 6 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Marc L. Baylin,                        Vice President of the Fund and the Manager and has been a member of the Manager's
Vice President and Portfolio Manager   Growth Equity Investment Team since September 2005. He was Managing Director and
since 2005                             Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002
Age: 38                                to August 2005 and was a Vice President of T. Rowe Price, where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.
-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Mark S. Vandehey,                      Senior Vice President and Chief Compliance Officer of the Manager (since March
Vice President and Chief Compliance    2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004                     Management Corporation and Shareholder Services, Inc. (since June 1983). Former
Age: 56                                Vice President and Director of Internal Audit of the Manager (1997-February
                                       2004). An officer of 91 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Brian W. Wixted,                       Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer
Treasurer and  Principal  Financial &  of the following: HarbourView Asset Management Corporation, Shareholder Financial
Accounting Officer since 1999          Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Age: 47                                Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
                                       Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                       (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                       Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                       (charitable trust program established by the Manager) (since June 2003);
                                       Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),Centennial Asset Management Corporation (March
                                       1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                       Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund
                                       Services Division (March 1995-March 1999). An officer of 91 portfolios in the
                                       OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Brian Petersen,                        Assistant Vice President of the Manager (since August 2002); Manager/Financial
Assistant Treasurer since 2004         Product Accounting of the Manager (November 1998-July 2002). An officer of 91
Age: 36                                portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Brian C. Szilagyi,                     Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer since 2005         Reporting and Compliance of First Data Corporation (April 2003-July 2004);
Age: 36                                Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
                                       Director of Mutual Fund Operations at American Data Services, Inc. (September
                                       2000-May 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Robert G. Zack,                        Executive Vice President (since January 2004) and General Counsel (since March
Secretary since 2001                   2002) of the Manager; General Counsel and Director of the Distributor (since
Age: 58                                December 2001); General Counsel of Centennial Asset Management Corporation (since
                                       December 2001); Senior Vice President and General Counsel of HarbourView Asset
                                       Management Corporation (since December 2001); Secretary and General Counsel of
                                       OAC (since November 2001); Assistant Secretary (since September 1997) and
                                       Director (since November 2001) of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                       Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                       Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                       Inc. (since December 2001); Senior Vice President, General Counsel and Director
                                       of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                       Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                       President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                       November 2001); Director of OppenheimerFunds (Asia) Limited (since December
                                       2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                       (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                       2001) of the Manager; Assistant Secretary of the following: Shareholder Services,
                                       Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                       1989-November 2001), and OppenheimerFunds International Ltd. (September
                                       1997-November 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Kathleen T. Ives,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary since 2001         (since October 2003) of the Manager; Vice President (since 1999) and Assistant
Age: 40                                Secretary (since October 2003) of the Distributor; Assistant Secretary of
                                       Centennial Asset Management Corporation (since October 2003); Vice President and
                                       Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                       Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services,
                                       Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                       2003). An officer of 91 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Lisa I. Bloomberg,                     Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary since 2004         President (April 2001-April 2004), Associate General Counsel (December 2000-April
Age: 38                                2004), Corporate Vice President (May 1999-April 2001) and Assistant General
                                       Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly,
                                       PaineWebber Incorporated). An officer of 91 portfolios in the OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------
-------------------------------------- -----------------------------------------------------------------------------------

Phillip S. Gillespie,                  Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary since 2004         2004); Mr. Gillespie held the following positions at Merrill Lynch Investment
Age: 42                                Management: First Vice President (2001-September 2004); Director (2000-September
                                       2004) and Vice President (1998-2000). An officer of 91 portfolios in the
                                       OppenheimerFunds complex.

-------------------------------------- -----------------------------------------------------------------------------------

     Remuneration of the Officers and Trustees.  The officers and the interested
Trustee of the Fund,  who are affiliated  with the Manage,  receive no salary or fee from the Fund. The Independent  Trustees'  compensation from the Fund, shown below,  is for serving as a Trustee and member of a committee  (if  applicable), with  respect  to the  Fund's  fiscal  year ended  August  31,  2006.  The total compensation from the Fund and fund complex represents  compensation,  including accrued retirement benefits,  for serving as a Trustee and member of a committee
(if   applicable)   of  the   Boards  of  the  Fund  and  other   funds  in  the
OppenheimerFunds complex during the calendar year ended December 31, 2005.

---------------------------- ------------------------------------- ------------------ ------------------ ---------------------

Name and Other Fund            Aggregate Compensation From the                        Estimated Annual    Total Compensation
                                                                      Retirement
                                                                   Benefits Accrued
                                                                    as Part of Fund     Benefits Upon     From the Fund and
Position(s) (as applicable)                Fund(1)                     Expenses         Retirement(2)        Fund Complex

---------------------------- ------------------------------------- ------------------ ------------------ ---------------------
---------------------------- -------------------------------------------------------- ------------------ ---------------------

                                        Fiscal year ended August 31, 2006                                     Year ended
                                                                                                          December 31, 2005

---------------------------- -------------------------------------------------------- ------------------ ---------------------
-------------------------------------- ---------- ----------------- ---------------- --------------- ------------------

Clayton K. Yeutter                     $29,701       None((16))        $103,146         $173,700
Chairman of the Board                     (3)

-------------------------------------- ---------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Matthew P. Fink                         $19,083
Proxy Committee Member and
Regulatory & Oversight Committee                     None((16))         $9,646          $61,936
Member

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Robert G. Galli                                       $22,111         None((16))      $107,096(4)       $264,812(5)
Regulatory & Oversight Committee Chairman

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Phillip A. Griffiths
Governance Committee Chairman and Regulatory &      $25,778 (6)        None(16)         $42,876          $150,760
Oversight Committee Member

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Mary F. Miller
Audit Committee Member and Proxy Committee            $18,260                           $11,216          $103,254
Member                                                                 None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Joel W. Motley
Audit Committee Chairman and Regulatory &            $25,778(7)                         $27,099          $150,760
Oversight Committee Member                                             None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Kenneth A. Randall
Audit Committee Member and Governance  Committee      $22,926           None(8)         $91,953          $134,080
Member

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------
Russell S. Reynolds, Jr.

Proxy Committee Chairman and Governance               $18,829                           $72,817          $108,593
Committee Member                                                       None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Joseph M. Wikler(9)                                 $16,591(10)                         $26,401         $60,386(11)
Audit Committee Member                                                 None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Peter I. Wold(9)                                      $16,591                           $25,454         $60,386(12)
Governance Committee Member                                            None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------
------------------------------------------------- ----------------- ---------------- --------------- ------------------

Brian F. Wruble(13)                                   $15,768                         $49,899(14)      $159,354(15)
Regulatory & Oversight Committee Member                                None(16)

------------------------------------------------- ----------------- ---------------- --------------- ------------------

"

------------------------------------------------- ----------------- ---------------- --------------- ------------------

     -------------------------------------------------         -----------------
----------------  ---------------  ------------------

     1.  Aggregate  Compensation  From the  Fund"  includes  fees  and  deferred compensation, if any.

     2. "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan benefits  with  respect  to  certain  Board I Funds  as  described  below  under
"Retirement Plan for Trustees."

     3. Includes $7,425 deferred by Mr. Yeutter under the "Deferred Compensation
Plan" described below.

     4. Includes $49,811 estimated  benefits to be paid to Mr. Galli for serving as a  director  or trustee  of 10 other  Oppenheimer  funds that are not Board I
Funds.

     5. Includes $135,500 paid to Mr. Galli for serving as a director or trustee of 10 other Oppenheimer funds (at December 31, 2005) that are not Board I Funds.

     6.  Includes   $25,778  deferred  by  Mr.  Griffiths  under  the  "Deferred
Compensation Plan" described below.

     7. Includes $10,311 deferred by Mr. Motley under the "Deferred Compensation
Plan" described below.

     8. Due to actuarial considerations, no additional retirement benefits were accrued with  respect to Mr.  Randall.

     9. Mr. Wikler and Mr. Wold were elected as Board members of 23 of the Board
I Funds,  including  the Fund as of August  17,  2005.  They had served as Board members of 10 other Board I Funds prior to that date.

     10. Includes $2,773 deferred by Mr. Wikler under the "Deferred Compensation
Plan" described below.

     11. Includes $6,686 paid to Mr. Wikler for serving as a director or trustee of one other  Oppenheimer  fund (at  December  31,  2005) that was not a Board I
Fund.

     12.  Includes  $6,686 paid to Mr. Wold for serving as a director or trustee of one other  Oppenheimer  fund (at  December  31,  2005) that was not a Board I
Fund.

     13. Mr. Wruble was appointed as Trustee of the Board I Funds on October 10,
2005.

     14.  Includes  $45,544  estimated  benefits  to be paid to Mr.  Wruble  for serving as a director  or  trustee  of 10 other  Oppenheimer  funds that are not
Board I Funds.  Mr. Wruble's service as a director or trustee of such funds will not be counted  towards the  fulfillment  of his  eligibility  requirements  for payments under the Board I retirement plan,  described below.

     15.  Includes  $135,500  paid to Mr.  Wruble for  serving as a director  or trustee of 10 other  Oppenheimer funds (at December 31, 2005) that are not Board
I Funds.

     16. Due to the change of Net Assets,  the  retirement  benefits  reached to maximum accrual amounts. No additional retirement benefits were accrued.

     |X|  Retirement  Plan  for  Trustees.  The  Board I Funds  have  adopted  a retirement  plan that  provides  for payments to retired  Independent  Trustees.
Payments are up to 80% of the average  compensation paid during a Trustee's five years of service in which the highest  compensation was received. A Trustee must serve as  director  or trustee  for any of the Board I Funds for at least  seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit.  The amount of retirement benefits a Trustee  will  receive  depends on the amount of the  Trustee's  compensation, including future compensation and the length of his or her service on the Board.

     |X|  Deferred  Compensation  Plan.  The  Board of  Trustees  has  adopted a
Deferred  Compensation Plan for Independent  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are  entitled  to receive from certain Board I Funds. Under the plan, the compensation deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees' fees under the plan will not materially  affect a
Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the  services  of any Trustee or to pay any  particular  level of compensation to any Trustee.  Pursuant to an Order issued by the SEC, a fund may invest in the funds  selected by the Trustee under the plan without  shareholder approval  for the  limited  purpose of  determining  the value of the  Trustee's deferred compensation account.

     Major Shareholders. As of October 6, 2006, the only persons or entities who owned of record or were

     known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

     MLPF&S for the sole benefit of its customers, Attn. Fund Admin.#98756, 4800
Deer  Lake  Dr.  E.  Floor  3,   Jacksonville,   FL   32246-6484,   which  owned
10,522,482.757 Class A shares (8.66% of the Class A shares then outstanding).

     Great-West Life & Annuity Insurance Company, Attn. Mutual Fund Trading 2T2,
8515 E. Orchard Rd., Greenwood Village, CO 80111-500,  which owned 8,308,761.696
Class A shares (6.84% of the Class A shares then outstanding).

     MLPF&S for the sole benefit of its customers, Attn. Fund Admin.#97C27, 4800
Deer Lake Dr. E. Floor 3, Jacksonville, FL 32246-6484, which owned 1,853,069.183
Class C shares (11.36% of the Class C shares then outstanding).

     UMB Bank NA Cust. AMFO & CO FBO 320 Pooled,  Attn. Employee Benefits,  1010
Grand Blvd., Kansas City, MO 64106-2202,  which owned 297,795.952 Class N shares
(5.03% of the Class N shares then outstanding).

     Mark Curran TR,  Boeing Co. Master Trust,  200 Newport  Avenue Ext.,  North
Quincy,  MA  02171-2102,  which owned  412,268.560  Class Y shares (6.97% of the
Class Y shares then outstanding).

     Oppenheimer  Portfolio Series Aggressive  Investor,  Attn. FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
1,067,276.084 Class Y shares (7.03% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio  Series Active  Allocation,  Attn.  FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
2,858,961.040 Class Y shares (18.85% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio  Series  Moderate  Investor,  Attn. FPA Trade Settle
(2-FA).,  6803  South  Tucson  Way,  Centennial,  CO  80112-3924,   which  owned
1,003,759.770 Class Y shares (6.61% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio Series Active  Allocation Tact Comp, Attn. FPA Trade
Settle (2-FA).,  6803 South Tucson Way, Centennial,  CO 80112-3924,  which owned
1,157,345.649 Class Y shares (7.63% of the Class Y shares then outstanding).

     MLPF&S for the sole benefit of its customers,  Attn. Fund Admin., 4800 Deer
Lake Dr. E. Floor 3,  Jacksonville,  FL  32246-6484,  which owned  2,366,629.366
Class Y shares (15.60% of the Class Y shares then outstanding).

     Taynik & Co., c/o Investors Bank & Trust,  FPG90, P.O. Box 9130, Boston, MA
02117-9130,  which  owned  1,958,086.015  Class Y shares  (12.91% of the Class Y shares then outstanding).

     Vanguard  Fiduciary Trust Co TR, Vanguard  Fiduciary Trust Co, PO Box 9130,
Valley Forge, PA 19482-2600,  which owned 1,090,814.166 Class Y shares (7.19% of the Class Y shares then outstanding).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

     Code of Ethics.  The Fund, the Manager and the  Distributor  have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager . The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

     Portfolio  Proxy  Voting.  The  Fund has  adopted  Portfolio  Proxy  Voting
Policies  and  Procedures  under  which  the  Fund  votes  proxies  relating  to
securities   ("portfolio   proxies")  held  by  the  Fund.  The  Fund's  primary
consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote portfolio  proxies in accordance  with the Fund's  Portfolio Proxy
Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The
Portfolio  Proxy Voting  Policies and Procedures  include  provisions to address conflicts  of  interest  that may arise  between the Fund and the Manager or the
Manager  affiliates or business  relationships.  Such a conflict of interest may arise, for example,  where the Manager or an affiliate of the Manager manages or administers  the  assets of a pension  plan or other  investment  account of the portfolio company  soliciting the proxy or seeks to serve in that capacity.  The
Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding  portfolio proxy
voting   decisions.   Additionally,   the  Manager  employs  the  following  two
procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed  in the  Guidelines,  the  Manager  will vote the  portfolio  proxy in accordance with the Guidelines,  provided that they do not provide discretion to the  Manager  on how to vote on the  matter;  and  (2) if such  proposal  is not specifically addressed in the Guidelines or the Guidelines provide discretion to the  Manager  on how to vote,  the  Manager  will  vote in  accordance  with the third-party proxy voting agent's general recommended  guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting  agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an  independent  fiduciary  to advise the Manager on how to vote the proposal or may abstain  from voting.  The  Guidelines'  provisions  with respect to certain routine and non-routine proxy proposals are summarized below:

     o The  Fund  generally  votes  with  the  recommendation  of  the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.

     o The Fund  evaluates  nominees for director  nominated by  management on a case-by-case basis, examining the following factors,  among others:  Composition of the board and key board committees,  attendance at board meetings,  corporate governance  provisions and takeover activity,  long-term company performance and the nominee's investment in the company.

     o In general,  the Fund opposes  anti-takeover  proposals  and supports the elimination,  or the  ability of  shareholders  to vote on the  preservation  or elimination, of anti-takeover proposals, absent unusual circumstances.

     o The Fund supports  shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.

     o The  Fund  opposes  proposals  to  classify  the  board of  directors  or trustees.

     o The Fund supports proposals to eliminate cumulative voting.

     o  The  Fund  opposes  re-pricing  of  stock  options  without  shareholder approval.

     o The Fund generally  considers  executive  compensation  questions such as stock option plans and bonus plans to be ordinary  business  activity.  The Fund analyzes  stock option  plans,  paying  particular  attention to their  dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

     The Investment Advisory Agreement. The Manager provides investment advisory and  management  services  to the Fund under an  investment  advisory  agreement between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its  day-to-day  business.  The portfolio  managers of the
Fund  are  employed  by the  Manager  and are the  persons  who are  principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

Fiscal Year ended 8/31         Management Fees Paid to OppenheimerFunds, Inc.

    2004                                                    $46,800,100

    2005                                                    $49,541,160

    2006                                                    $46,675,664

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the  Manager  is not  liable  for any  loss  the  Fund  sustains  in connection with matters to which the agreement relates.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     Portfolio Managers. The Fund's portfolio is managed by William L. Wilby and
Marc L. Baylin  (each is referred to as a "Portfolio  Manager" and  collectively they are referred to as the "Portfolio Managers").  They are the persons who are responsible for the day-to-day management of the Fund's investments.

     Other  Accounts  Managed.  In addition to  managing  the Fund's  investment portfolio,  Messrs. Wilby and Baylin also manage other investment  portfolios on
behalf  of  the  Manager  or  its  affiliates.   The  following  table  provides
information  regarding  those  portfolios as of August 31, 2006. No portfolio or account has an advisory fee based on performance:

                                 Total Assets      Other      Total Assts in
                     Registered  in Registered     Pooled     Other Pooled                     Total Assets
                     Investment  Investment        Investment Investment         Other         in Other
                     Companies   Companies         Vehicles   Vehicles          Accounts       Accounts
Portfolio Manager    Managed     Managed (1)       Managed    Managed (1)       Managed        Managed 1,2

--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

 William L. Wilby     5        $4,678.07            2             $847.2         None          None

Marc L. Baylin        5          $4,678.07          2             $847.2         None          None

     1. In millions.

     2. Does not include  personal  accounts  of  portfolio  managers  and their families, which are subject to the Code of Ethics.

     As indicated above, each of the Portfolio  Managers also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur whether the investment  strategies of the  other  fund or  account  are the same as, or  different  from,  the  Fund's investment  objectives and strategies.  For example,  the Portfolio Managers may need to allocate investment  opportunities  between the Fund and another fund or account  having similar  objectives or  strategies,  or they may need to execute transactions  for another fund or account  that could have a negative  impact on the value of securities held by the Fund. Not all funds and accounts  advised by the Manager have the same  management  fee. If the  management  fee structure of another  fund or  account  is more  advantageous  to the  Manager  than  the fee structure  of the Fund,  the Manager  could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize  the  Manager's  fiduciary  obligations  to treat all of its  clients, including  the Fund,  fairly and  equitably,  and are  designed to preclude  the
Portfolio  Managers from favoring one client over  another.  It is possible,  of course,  that those compliance  procedures and the Code of Ethics may not always be adequate to do so. At different  times,  one or more of the Fund's  Portfolio
Managers  may manage  other funds or accounts  with  investment  objectives  and strategies  that are  similar  to  those of the  Fund,  or may  manage  funds or accounts with investment objectives and strategies that are different from those of the Fund.

     Compensation of the Portfolio  Managers.  The Fund's Portfolio Managers are
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward  creating  shareholder  value. As of August 31, 2006, each
Portfolio Manager's  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

     To help the Manager  attract and retain  talent,  the base pay component of each  portfolio  manager is reviewed  regularly  to ensure that it reflects  the performance of the  individual,  is  commensurate  with the  requirements of the particular  portfolio,  reflects  any  specific  competence  or specialty of the individual manager, and is competitive with other comparable positions,  to help the  Manager  attract  and  retain  talent.  The annual  discretionary  bonus is determined  by  senior  management  of the  Manager  and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured  against an appropriate  benchmark  selected by management.  The Lipper benchmark  with  respect to the Fund is Lipper - Large Cap Growth  Funds.  Other
factors include management quality (such as style consistency,  risk management, sector coverage,  team leadership and coaching) and organizational  development.
The  Portfolio  Managers'  compensation  is not based on the total  value of the
Fund's portfolio assets, although the Fund's investment performance may increase those  assets.  The  compensation  structure is also  intended to be  internally equitable and serve to reduce  potential  conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds  managed by the  Portfolio  Managers is the same as the compensation structure of the Fund, described above.

     Ownership of Fund Shares.  As of August 31, 2006,  the  Portfolio  Managers
beneficially owned shares of the Fund as follows:

                                                   Range of Shares Beneficially
           Portfolio Manager                         Owned in the Fund

             William L. Wilby                                Over $1,000,000

             Marc L. Baylin                                  $50,001-$100,000

Brokerage Policies of the Fund

     Brokerage  Provisions  of the  Investment  Advisory  Agreement.  One of the
duties of the Manager under the investment  advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory agreement contains provisions relating to the  employment  of  broker-dealers  to effect the Fund's  portfolio transactions.  The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated brokers," as that term is defined in the
Investment  Company Act, that the Manager thinks,  in its best judgment based on all  relevant  factors,  will  implement  the policy of the Fund to  obtain,  at reasonable expense,  the "best execution" of the Fund's portfolio  transactions.
"Best execution" means prompt and reliable execution at the most favorable price obtainable  for the services  provided.  The Manager  need not seek  competitive commission bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the  interests  and  policies  of the Fund as  established  by its Board of
Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates)  that provide both brokerage and research  services to the Fund. The commissions  paid to those brokers may be higher than another  qualified  broker would  charge,  if  the  Manager  makes  a good  faith  determination  that  the commission is fair and reasonable in relation to the services provided.

     Brokerage  Practices  Followed  by  the  Manager.   The  Manager  allocates
brokerage  for the Fund subject to the  provisions  of the  investment  advisory agreement and other applicable rules and procedures described below.

     The   Manager's   portfolio   traders   allocate   brokerage   based   upon
recommendations  from  the  Manager's  portfolio  managers,  together  with  the portfolio  traders'  judgment as to the  execution  capability  of the broker or dealer. In certain  instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

     Transactions  in  securities  other than those for which an exchange is the primary  market  are  generally  done  with  principals  or  market  makers.  In transactions  on  foreign  exchanges,  the Fund  may be  required  to pay  fixed brokerage  commissions  and  therefore  would not have the benefit of negotiated commissions that are available in U.S. markets.  Brokerage  commissions are paid primarily for  transactions  in listed  securities  or for certain  fixed-income agency  transactions  executed in the  secondary  market.  Otherwise,  brokerage commissions  are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction,  the Fund ordinarily uses the same broker for the  purchase or sale of the option and any  transaction  in the securities to which the option relates.

     Other accounts  advised by the Manager have investment  policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect  the  supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer,  the transactions  under those combined  orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the Manager or its affiliates.  The transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Rule  12b-1  under  the  Investment  Company  Act  prohibits  any fund from compensating  a broker or dealer for  promoting or selling the fund's  shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2)  directing  any other  remuneration  to that  broker or  dealer,  such as commissions,  mark-ups,  mark  downs or other  fees  from the  fund's  portfolio transactions,  that were  effected  by another  broker or dealer  (these  latter arrangements  are considered to be a type of "step-out"  transaction).  In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

     However,  the Rule permits funds to effect brokerage  transactions  through firms that also sell fund shares,  provided that certain  procedures are adopted to prevent a quid pro quo with respect to portfolio  brokerage  allocations.  As permitted by the Rule, the Manager has adopted  procedures (and the Fund's Board of  Trustees  has  approved  those  procedures)  that  permit the Fund to direct portfolio  securities  transactions  to brokers or dealers  that also promote or sell  shares  of the  Fund,  subject  to  the  "best  execution"  considerations discussed  above.  Those  procedures are designed to prevent:  (1) the Manager's personnel who effect the Fund's portfolio  transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the
Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor
from entering into agreements or understandings  under which the Manager directs or is expected to direct the Fund's brokerage directly,  or through a "step-out"
arrangement,  to any  broker or  dealer in  consideration  of that  broker's  or dealer's  promotion  or sale of the  Fund's  shares or the  shares of any of the other Oppenheimer funds.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other  accounts  advised by the  Manager or its  affiliates.  Investment  research  may be  supplied  to the
Manager by the broker or by a third party at the  instance  of a broker  through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market quotations for portfolio evaluations,  analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although  the Manager  currently  does not do so, the Board of Trustees may permit the Manager to use stated  commissions on secondary  fixed-income  agency trades to obtain research if the broker  represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless principal  transaction.  The Board of Trustees may also permit the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

     The research  services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and  comparisons  for  consideration,  and helps the  Manager  to obtain  market information  for the valuation of securities  that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the  commissions  paid to brokers  furnishing  such services, together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid the total brokerage  commissions indicated in the chart below. During the fiscal year ended August 31, 2006,  the Fund paid  $11,898,868  in commissions to firms that  provide  brokerage  and  research  services  to the Fund with  respect  to
$12,072,721,826 of aggregate portfolio transactions.  All such transactions were on a "best  execution"  basis,  as described  above.  The  provision of research services was not necessarily a factor in the placement of all such transactions.

Fiscal Year Ended 8/31,          Total Brokerage Commissions Paid by the Fund*

       2004                                                    $9,930,875

       2005                                                    $5,876,407

       2006                                                    $13,247,088

     * Amounts do not include  spreads or commissions on principal  transactions on a net trade basis.

Distribution and Service Plans

     The Distributor.  Under its General  Distributor's  Agreement with the Fund the  Distributor  acts as the Fund's  principal  underwriter  in the  continuous public  offering  of the Fund's  classes of shares.  The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing  and  mailing  prospectuses,  other than those  furnished  to  existing shareholders.  The  Distributor  is not  obligated to sell a specific  number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

---------------- ----------------------- -----------------------

  Fiscal Year     Aggregate Front-End      Class A Front-End
                                             Sales Charges

                    Sales Charges on          Retained by
  Ended 8/31:        Class A Shares          Distributor(1)
---------------- ----------------------- -----------------------
---------------- ----------------------- -----------------------
     2004              $8,609,333              $2,506,575
---------------- ----------------------- -----------------------
---------------- ----------------------- -----------------------
     2005              $9,283,998              $2,594,826
---------------- ----------------------- -----------------------
------------------ ----------------------- ----------------------

      2006               $7,220,395             $2,074,436

     ------------------   -----------------------    ----------------------

     1.Includes  amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

---------------- ----------------------- ---------------------- ------------------------ ------------------------

  Fiscal Year     Concessions on Class   Concessions on Class   Concessions on Class C   Concessions on Class N
                  A Shares Advanced by   B Shares Advanced by     Shares Advanced by       Shares Advanced by
  Ended 8/31:        Distributor(1)         Distributor(1)          Distributor(1)           Distributor(1)

---------------- ----------------------- ---------------------- ------------------------ ------------------------
---------------- ----------------------- ---------------------- ------------------------ ------------------------
     2004              $1,173,421             $5,971,705              $1,566,277                $732,141
---------------- ----------------------- ---------------------- ------------------------ ------------------------
---------------- ----------------------- ---------------------- ------------------------ ------------------------
     2005               $976,097              $4,464,534              $1,284,533                $537,358
---------------- ----------------------- ---------------------- ------------------------ ------------------------
---------------- ----------------------- ----------------------- ------------------------- ------------------------

     2006               $737,155               $3,417,207                $722,081                 $220,503

---------------- ----------------------- ----------------------- ------------------------- ------------------------

     1. The Distributor advances concession payments to financial intermediaries for certain  sales of Class A shares and for sales of Class B, Class C and Class
N shares from its own resources at the time of sale.

---------------- ----------------------- ----------------------- ------------------------- ------------------------

  Fiscal Year      Class A Contingent      Class B Contingent       Class C Contingent       Class N Contingent
                     Deferred Sales          Deferred Sales
                  Charges Retained by     Charges Retained by     Deferred Sales Charges   Deferred Sales Charges
  Ended 8/31:         Distributor             Distributor        Retained by Distributor   Retained by Distributor

---------------- ----------------------- ----------------------- ------------------------- ------------------------
---------------- ----------------------- ----------------------- ------------------------- ------------------------
     2004               $78,402                $2,425,021                $105,674                 $115,630
---------------- ----------------------- ----------------------- ------------------------- ------------------------
---------------- ----------------------- ----------------------- ------------------------- ------------------------
     2005               $32,458                $2,448,819                $143,743                 $173,648
---------------- ----------------------- ----------------------- ------------------------- ------------------------
------------------ ----------------------- ----------------------- ------------------------- -----------------------

      2006                $36,741                $2,120,566                $129,157                 $120,628

------------------ ----------------------- ----------------------- ------------------------- -----------------------

     Distribution  and Service  Plans.  The Fund has adopted a Service  Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and Class
N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular  class.  Each  plan  has  been  approved  by a vote of the  Board  of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval  must be by a majority of the shares of each class,  voting separately by class.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any period in which the  aggregate  net asset  value of all Fund  shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.

     Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently  uses the fees it receives  from the Fund to pay brokers,  dealers and other financial institutions (they are referred to as "recipients") for personal services and account  maintenance  services they provide for their customers who hold Class A shares.  The services  include,  among others,  answering  customer inquiries about the Fund,  assisting in establishing and maintaining accounts in the Fund,  making the Fund's  investment  plans  available and  providing  other services at the request of the Fund or the Distributor. The Class A service plan permits  reimbursements  to the  Distributor at a rate of up to 0.25% of average annual net assets of Class A shares.  The Board has set the rate at that  level.
The Distributor  does not receive or retain the service fee on Class A shares in accounts  for which the  Distributor  has been  listed as the  broker-dealer  of record.  While  the  plan  permits  the  Board  to  authorize  payments  to  the
Distributor  to reimburse  itself for services under the plan, the Board has not yet done so,  except in the case of the  special  arrangement  described  below, regarding  grandfathered  retirement accounts. The Distributor makes payments to recipients  periodically  at an annual  rate not to exceed  0.25% of the average annual net  assets  consisting  of Class A shares  held in the  accounts  of the recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  During the first year the shares are sold, the  Distributor  retains the service fee to  reimburse  itself for the costs of distributing  the  shares.  After the first  year  shares are  outstanding,  the
Distributor  makes  service fee  payments to  recipients  periodically  on those shares.  The  advance  payment is based on the net asset  value of shares  sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal year ended August 31, 2006  payments  under the Class A plan totaled $13,448,667, of which $123,416 was retained by the Distributor under the arrangement described above,  regarding  grandfathered  retirement accounts, and included $550,784 paid to an affiliate of the Distributor's  parent company. Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use  payments  received  under  the  Class  A plan  to pay  any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

     Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of  shares in the  respective  class,  determined  as of the close of each regular  business day during the period.  Each plan provides for the Distributor to be  compensated  at a  flat  rate,  whether  the  Distributor's  distribution expenses  are more or less  than the  amounts  paid by the Fund  under  the plan during  the  period  for  which  the fee is paid.  The  types of  services  that recipients  provide  are  similar  to the  services  provided  under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay  recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  periodically on those shares. The advance payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the  advance  service  fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.
Class B,  Class C or  Class N  shares  may not be  purchased  by a new  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account,  the Distributor is automatically  designated as the  broker-dealer  of  record,  but  solely  for the  purpose  of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the  asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based sales charge to the dealer  periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The  asset-based  sales charge on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charge  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition  that the  Distributor:

     o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described  above,

     o may  finance  payment  of sales  concessions  and/or  the  advance of the service fee payment to recipients under the plans, or may provide such financing from  its own  resources  or from  the  resources  of an  affiliate,

     o employs personnel to support distribution of Class B, Class C and Class N shares,

     o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other  distribution  expenses,

     o may not be able to adequately compensate dealers that sell Class B, Class
C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,

     o receives  payments under the plans  consistent  with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,

     o may use the  payments  under  the plan to  include  the  Fund in  various third-party distribution programs that may increase sales of Fund shares,

     o may experience increased difficulty selling the Fund's shares if payments under the plan are  discontinued  because most competitor  funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently  being paid by the Fund, and

     o may not be able to continue  providing,  at the same or at a lesser cost, the same quality  distribution  sales  efforts and  services,  or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     During a calendar year, the Distributor's  actual expenses in selling Class
B, Class C and Class N shares may be more than the payments it receives from the contingent  deferred  sales  charges  collected on redeemed  shares and from the asset-based  sales  charges  paid  to the  Distributor  by the  Fund  under  the distribution  and service plans.  Those excess  expenses are carried over on the
Distributor's  books and may be recouped from asset-based  sales charge payments from the Fund in future years.  However,  the Distributor has voluntarily agreed to cap the amount of expenses under the plans that may be carried over from year to year and recouped  that relate to (i) expenses the  Distributor  has incurred that represent  compensation  and expenses of its sales personnel and (ii) other direct  distribution  costs it has  incurred,  such as sales  literature,  state registration  fees,  advertising and prospectuses used to offer Fund shares. The cap on the carry-over of those  categories of expenses is set at 0.70% of annual gross sales of shares of the Fund. If those  categories  of expenses  exceed the capped amount,  the Distributor  bears the excess costs. If the Class B, Class C or Class N plan were to be terminated by the Fund,  the Fund's Board of Trustees may allow the Fund to continue  payments of the asset-based  sales charge to the
Distributor for distributing shares prior to the termination of the plan.

----------------------------------------------------------------------------------------------------------------------

               Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 8/31/06

----------------------------------------------------------------------------------------------------------------------
-------------------- -------------------- ---------------------- -------------------------- --------------------------
Class:                 Total Payments      Amount Retained by     Distributor's Aggregate         Distributor's
                                                                   Unreimbursed Expenses    Unreimbursed Expenses as
                         Under Plan            Distributor              Under Plan          % of Net Assets of Class
-------------------- -------------------- ---------------------- -------------------------- --------------------------
-------------------- -------------------- ---------------------- -------------------------- --------------------------

Class B Plan            $9,641,132(1)          $7,408,054               $15,236,268                   1.79%

-------------------- -------------------- ---------------------- -------------------------- --------------------------
-------------------- -------------------- ---------------------- -------------------------- --------------------------

Class C Plan            $6,837,706(2)          $ 1,046,866              $11,185,152                   1.73%

-------------------- -------------------- ---------------------- -------------------------- --------------------------
-------------------- -------------------- ---------------------- -------------------------- --------------------------

Class N Plan            $1,267,131(3)           $552,111                $3,393,557                    1.36%

-------------------- -------------------- ---------------------- -------------------------- --------------------------

1. Includes $161,469 paid to an affiliate of the Distributor's parent company.
2. Includes $236,176 paid to an affiliate of the Distributor's parent company.
3. Includes $34,286 paid to an affiliate of the Distributor's parent company.

     All payments under the plans are subject to the limitations  imposed by the
Conduct Rules of the NASD on payments of  asset-based  sales charges and service fees.

Payments to Fund Intermediaries

     Financial  intermediaries  may receive  various  forms of  compensation  or reimbursement  from the Fund in the form of 12b-1 plan  payments as described in the preceding section of this Statement of Additional Information. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the  financial  intermediary,  also as  described in this
Statement  of  Additional  Information.  Additionally,  the  Manager  and/or the
Distributor   (including  their  affiliates)  may  make  payments  to  financial intermediaries  in connection with their offering and selling shares of the Fund and  other  Oppenheimer  funds,  providing  marketing  or  promotional  support, transaction  processing  and/or  administrative  services.  Among the  financial intermediaries  that may receive these payments are brokers and dealers who sell and/or  hold  shares of the Fund,  banks  (including  bank  trust  departments),
registered  investment  advisers,  insurance  companies,   retirement  plan  and
qualified tuition program administrators,  third party administrators, and other institutions  that have  selling,  servicing  or similar  arrangements  with the
Manager or  Distributor.  The  payments to  intermediaries  vary by the types of product  sold,  the  features of the Fund share class and the role played by the intermediary.

     Possible  types of payments to financial  intermediaries  include,  without limitation, those discussed below.

     o Payments made by the Fund, or by an investor  buying or selling shares of the Fund may include:

     o  depending  on the share  class  that the  investor  selects,  contingent deferred sales charges or initial  front-end sales charges,  all or a portion of which  front-end  sales  charges are  payable by the  Distributor  to  financial intermediaries (see "About Your Account" in the Prospectus);

     o ongoing  asset-based  payments  attributable to the share class selected, including  fees  payable  under the Fund's  distribution  and/or  service  plans adopted under Rule 12b-1 under the  Investment  Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates
(see "About the Fund -- Distribution and Service Plans" above);

     o  shareholder   servicing  payments  for  providing  omnibus   accounting,
recordkeeping,  networking,  sub-transfer  agency  or  other  administrative  or shareholder  services,  including  retirement  plan and 529 plan  administrative services fees,  which are paid from the assets of a Fund as reimbursement to the
Manager or Distributor for expenses they incur on behalf of the Fund.

     o Payments  made by the  Manager  or  Distributor  out of their  respective resources  and assets,  which may  include  profits  the  Manager  derives  from investment  advisory  fees  paid by the  Fund.  These  payments  are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

     o These types of payments may reflect  compensation for marketing  support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

     o The Manager and Distributor  each may also pay other  compensation to the extent the payment is not  prohibited by law or by any  self-regulatory  agency, such as the NASD.  Payments are made based on the guidelines  established by the
Manager and Distributor, subject to applicable law.

     These  payments may provide an incentive  to  financial  intermediaries  to actively  market or promote the sale of shares of the Fund or other  Oppenheimer funds, or to support the marketing or promotional  efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition,  some types of payments may provide a financial  intermediary with an incentive to recommend the Fund or a particular share class. Financial  intermediaries may earn profits on these  payments,  since the  amount of the  payment  may  exceed  the cost of providing  the service.  Certain of these  payments  are subject to  limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the  disclosures in the Fund's  Prospectus and this Statement of Additional
Information.  You should ask your financial  intermediary for information  about any payments it receives from the Fund, the Manager or the  Distributor  and any services it provides, as well as the fees and commissions it charges.

     Although  brokers or dealers that sell Fund shares may also act as a broker or dealer in connection  with the execution of the purchase or sale of portfolio securities by the Fund or other  Oppenheimer  funds, a financial  intermediary's sales  of  shares  of  the  Fund  or  such  other  Oppenheimer  funds  is  not a consideration  for the  Manager  when  choosing  brokers  or  dealers  to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

     o  transactional  support,  one-time  charges for setting up access for the
Fund or other  Oppenheimer funds on particular  trading systems,  and paying the intermediary's networking fees;

     o program  support,  such as expenses  related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs,  fund  "supermarkets",  bank or trust  company  products or  insurance companies' variable annuity or variable life insurance products;

     o  placement  on  the  dealer's   list  of  offered   funds  and  providing
representatives  of the  Distributor  with access to a financial  intermediary's sales meetings, sales representatives and management representatives.

     Additionally,  the  Manager  or  Distributor  may  make  payments  for firm support,  such as business  planning  assistance,  advertising,  and educating a financial  intermediary's  sales  personnel  about  the  Oppenheimer  funds  and shareholder financial planning needs.

     For  the  year  ended   December  31,   2005,   the   following   financial
intermediaries that are broker-dealers offering shares of the Oppenheimer funds,
and/or  their  respective  affiliates,   received  revenue  sharing  or  similar
distribution-related  payments from the Manager or Distributor  for marketing or program support:

   ADVANTAGE CAPITAL CORP./FINANCIAL SERVICES CORP.           ADVEST, INC.
   Aegon USA                                                  Aetna Retirement Services, Inc.
   A.G. Edwards & Sons, Inc.                                  AIG Life
   Allianz Life Insurance Company                             Allmerica Financial Life Insurance and Annuity Co.
   Allstate Financial Advisors                                American Enterprise Life Insurance
   American General Securities, Inc.                          American General Annuity
   Ameriprise Financial Services, Inc.                        American Portfolio Financial Services, Inc.
   Ameritas Life Insurance Corporation                        Annuity Investors Life
   Associated Securities                                      AXA Advisors
   Banc One Securities Corp.                                  BNY Investment Center, Inc.
   Cadaret Grant & Co. Inc.                                   Charles Schwab - Great West Life
Chase Investment Services Corp.                            CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)                       CitiStreet
Citizens Bank of Rhode Island                              CJM Planning Corp.
   COLUMBUS LIFE INSURANCE COMPANY                            COMMONWEALTH FINANCIAL NETWORK
   CUNA Brokerage Services, Inc.                              CUSO Financial Services, L.P.
   Federal Kemper Life Assurance Company                      Financial Network (ING)
   First Global Capital                                       GE Financial Assurance - GE Life & Annuity
   Glenbrook Life and Annuity Co.                             Hartford
   HD Vest                                                    HSBC Brokerage (USA) Inc.
   ING Financial Advisers                                     ING Financial Partners
   Jefferson Pilot Life Insurance Company                     Jefferson Pilot Securities Corp.
   John Hancock Life Insurance Co.                            Kemper Investors Life Insurance Co.
   Legend Equities Corp.                                      Legg Mason
   Lincoln Benefit Life                                       Lincoln Financial
   Lincoln Investment Planning, Inc.                          Lincoln National Life
   Linsco Private Ledger                                      MassMutual Financial Group and affiliates
   McDonald Investments, Inc.                                 Merrill Lynch & Co. and affiliates
   MetLife and affiliates                                     Minnesota Life Insurance Company
   Mony Life Insurance Co.                                    Morgan Stanley Dean Witter, Inc.
   Multi-Financial (ING)                                      Mutual Service Corporation
   National Planning Holdings, Inc.                           Nationwide and affiliates
   NFP                                                        New York Life Securities, Inc.
   Park Avenue Securities LLC                                 PFS Investments, Inc.
   Prime Capital Services, Inc.                               Primevest Financial Services, Inc. (ING)
   Protective Life Insurance Co.                              Prudential Investment Management Services LLC
   Raymond James & Associates                                 Raymond James Financial Services
   RBC Dain Rauscher Inc.                                     Royal Alliance
   Securities America Inc.                                    Security Benefit Life Insurance Co.
   Sentra Securities                                          Signator Investments
   Sun Life Assurance Company of Canada                       SunAmerica Securities, Inc.
   SUNTRUST SECURITIES                                        THRIVENT
   Travelers Life & Annuity Co., Inc.                         UBS Financial Services Inc.
   Union Central Life Insurance Company                       United Planners
   Valic Financial Advisors, Inc.                             Wachovia Securities LLC
   Walnut Street Securities (Met Life Network)                Waterstone Financial Group
   Wells Fargo Investments, LLC

     For the year ended  December 31, 2005, the following  firms,  which in some cases are broker-dealers,  received payments from the Manager or Distributor for
administrative   or  other  services   provided   (other  than  revenue  sharing
arrangements), as described above:

   ABN AMRO FINANCIAL SERVICES INC.                           ACS HR SOLUTIONS LLC
   Administrative Management Group                            ADP Broker/Dealer Inc.
   Aetna Financial Services                                   Alliance Benefit Group
   American Stock Transfer & Trust Co                         Ameriprise Financial Services, Inc.
   Baden Retirement Plan Services LLC                         Banc One Securities Corp.
   BCG Securities                                             Benefit Administration Company LLC
   Benefit Administration Inc.                                Benefit Plans Administrative Services
   Benetech Inc.                                              Bisys Retirement Services
   Boston Financial Data Services Inc.                        Ceridian Retirement Plan Services
   Charles Schwab & Co Inc.                                   Charles Schwab Trust Company
   Circle Trust Company                                       Citigroup Global Markets Inc.
   CitiStreet                                                 City National Bank
   Columbia Funds Distributor Inc.                            CPI Qualified Plan Consultants Inc.
   Daily Access.Com Inc.                                      Digital Retirement Solutions
   DST Systems Inc.                                           Dyatech LLC
   Edgewood/Federated Investments                             ERISA Administrative Services Inc.
Expert Plan Inc.                                           FASCorp
FBD Consulting Inc.                                        Fidelity Institutional Operations Co.
Fidelity Investments                                       First National Bank of Omaha
First Trust Corp.                                          First Trust-Datalynx
Franklin Templeton                                         Geller Group LTD
GoldK Inc.                                                 Great West Life & Annuity Ins Co.
Hartford Life Insurance Co                                 Hewitt Associates LLC
ICMA-RC Services LLC                                       Independent Plan Coordinators Inc.
ING                                                        Ingham Group
Interactive Retirement Systems                             Invesco Retirement Plans
Invesmart                                                  InWest Pension Management
John Hancock Life Insurance Co.                            JPMorgan Chase & Co
JPMorgan Chase Bank                                        July Business Services
Kaufman & Goble                                            Leggette & Company Inc.
Lincoln National Life                                      MassMutual Financial Group and affiliates
   MATRIX SETTLEMENT & CLEARANCE SERVICES                     MELLON HR SOLUTIONS
   Mercer HR Services                                         Merrill Lynch & Co., Inc.
   Metavante 401(k) Services                                  Metlife Securities Inc.
   MFS Investment Management                                  Mid Atlantic Capital Corp.
   Milliman Inc.                                              Morgan Stanley Dean Witter Inc.
   National City Bank                                         National Financial Services Corp.
   Nationwide Investment Service Corp.                        New York Life Investment Management
   Northeast Retirement Services                              Northwest Plan Services Inc.
   Pension Administration and Consulting                      PFPC Inc.
   Plan Administrators Inc.                                   PlanMember Services Corporation
   Princeton Retirement Group Inc.                            Principal Life Insurance Co
   Programs for Benefit Plans Inc.                            Prudential Retirement Insurance & Annuity Co.
   Prudential Retirement Services                             PSMI Group
   Putnam Investments                                         Quads Trust Company
   RSM McGladrey Retirement Resources                         SAFECO
   Standard Insurance Co                                      Stanley Hunt DuPree Rhine
   Stanton Group Inc.                                         State Street Bank & Trust
   Strong Capital Management Inc.                             Symetra Investment Services Inc.
   T Rowe Price Associates                                    Taylor Perky & Parker LLC
   Texas Pension Consultants                                  The 401(K) Company
The Chicago Trust Company                                  The Retirement Plan Company LLC
The Vanguard Group                                         TruSource
Unified Fund Services Inc.                                 Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)                                  Valic Retirement Services Co
Wachovia Bank NA                                           Web401k.com
Wells Fargo Bank NA                                        Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     Total returns measure the performance of a hypothetical account in the Fund over  various  periods  and do not show the  performance  of each  shareholder's account. Your account's performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the period,  or you bought your shares at a different time and price than the shares used in the model.

     The  Fund's  performance  returns  may not  reflect  the effect of taxes on dividends and capital gains distributions.

     An  investment  in  the  Fund  is not  insured  by the  FDIC  or any  other government agency.

     The  principal  value of the  Fund's  shares,  and  total  returns  are not guaranteed and normally will fluctuate on a daily basis.

     When an investor's shares are redeemed, they may be worth more or less than their  original  cost.

     Total returns for any given past period  represent  historical  performance information  and are not, and should not be  considered,  a prediction of future returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The total returns of each class of shares of the Fund are  affected by market  conditions,  the quality of the  Fund's  investments,  the  maturity  of  those  investments,  the  types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Fund's  performance.  Total  return is the change in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 5.75% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth  years,  2.0% in the fifth year,  1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period.  For Class N shares, the
1.0%  contingent  deferred sales charge is deducted for returns for the one-year period,  and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

     Average  Annual Total  Return.  The "average  annual total  return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n      - 1     = Average Annual Total Return
  P

     Average  Annual Total Return (After Taxes on  Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

ATV D   l/n  - 1   = Average Annual Total Return (After Taxes on Distributions)
------
  P

     Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)"
of Class A shares is an average annual  compounded  rate of return for each year in a specified  number of years,  adjusted  to show the effect of federal  taxes
(calculated  using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any  distributions  made by the Fund during the  specified  period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the  redemption  date)  resulting  from the  redemption of the shares at the end of the period. It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000  ("P" in the  formula =
Average An below) held for a number of years ("n" in the  formula) to achieve an ending  value  ("ATVDR" in the  formula) of that  investment,  after taking into account - 1 the effect of taxes on Fund  distributions  and on the redemption of
Fund shares, according to the following formula:

ATV DR    l/n
-------         - 1 = Average Annual Total Return (After Taxes on Distributions
  P                        and Redemptions)

     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its

     calculation  uses = Total Return some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.

     Cumulative total return is determined as follows:

     ERV - P
     --------
       P

     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative  or an average  annual  total return "at net asset value"  (without deducting sales charges) for Class A, Class B, Class C or Class N shares.  There is no sales  charge on Class Y shares.  Each is based on the  difference  in net asset  value  per  share  at the  beginning  and  the  end of the  period  for a hypothetical  investment in that class of shares (without considering  front-end
or  contingent   deferred  sales  charges)  and  takes  into  consideration  the reinvestment of dividends and capital gains distributions.

             The Fund's Total Returns for the Periods Ended 8/31/06

Class of Shares  Average Annual Total                                                                                                                 Cumulative Total Returns (10 years or life-of-class)
                       Returns
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- ------------------------ ------------------------- --------------------------
                                                 1-Year                   5-Years                   10-Years
                                                                    (or life of class if      (or life of class if
                                                                           less)                      less)
-------------- ------------------------- ------------------------ ------------------------- --------------------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
                  After       Without    After         Without       After       Without    After Sales     Without
                  Sales        Sales     Sales          Sales        Sales        Sales        Charge        Sales
                 Charge       Charge       Charge      Charge       Charge       Charge                     Charge
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------

Class A(1)       120.18%      133.59%      -1.49%       4.53%        0.34%        1.54%        8.21%         8.85%

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------

Class B(2)       122.82%      122.82%      -1.35%       3.65%        0.30%        0.70%        8.34%         8.34%

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------

Class C(3)       116.04%      116.04%      2.74%        3.74%        0.77%        0.77%        8.01%         8.01%

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------

Class N(4)      -4.27%(4)    -4.27%(4)     3.16%        4.16%        1.23%        1.23%      -0.79% (4)   -0.79% (4)

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------

Class Y(5)      65.25%(5)    65.25%(5)     4.93%        4.93%        1.91%        1.91%      5.86% (5)     5.86% (5)

-------------- ------------ ------------ ----------- ------------ ------------ ------------ ------------- ------------
1. Inception of Class A:      01/22/81
2. Inception of Class B:      11/01/95
3. Inception of Class C:      12/01/93
4. Inception of Class N:      03/01/01
5. Inception of Class Y:      11/03/97

---------------------------------------------------------------------------------------------------------------------

                      Average Annual Total Returns for Class A(1) Shares (After Sales Charge)
                                           For the Periods Ended 8/31/06

---------------------------------------------------------------------------------------------------------------------
-------------------------------------------- ---------------------- ----------------------- -------------------------

                                                    1-Year                 5-Years                  10-Years
                                                                     (or life of class if     (or life of class if
                                                                            less)                    less)

-------------------------------------------- ---------------------- ----------------------- -------------------------
-------------------------------------------- ---------------------- ----------------------- -------------------------

After Taxes on Distributions                        -1.68%                  0.21%                    6.70%

-------------------------------------------- ---------------------- ----------------------- -------------------------
-------------------------------------------- ---------------------- ----------------------- -------------------------

After Taxes on Distributions and                    -0.96%                  0.24%                    6.38%

Redemption of Fund Shares
-------------------------------------------- ---------------------- ----------------------- -------------------------

     1.  Inception of Class A: 01/22/81

     Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market index in its Annual  Report to shareholders.  You can obtain that  information by contacting the Transfer Agent at the addresses or telephone  numbers  shown on the cover of this  Statement of
Additional  Information.  The Fund may also compare its  performance  to that of other  investments,  including  other  mutual  funds,  or  use  rankings  of its performance  by  independent  ranking  entities.  Examples of these  performance comparisons are set forth below.

     |X| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the star rating
of  the   performance   of  its   classes   of  shares  by   Morningstar,   Inc.
("Morningstar"),  an independent  mutual fund  monitoring  service.  Morningstar rates mutual funds in their specialized  market sector.  The Fund is rated among
Large Growth.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

     |X|   Performance   Rankings  and   Comparisons   by  Other   Entities  and
Publications.  From time to time the Fund may include in its  advertisements and sales literature performance  information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's,
or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the
Fund's classes of shares may be compared in  publications  to the performance of various market indices or other investments, and averages,  performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  investment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,

     o information  about the  performance of certain  securities or commodities markets or segments of those markets,

     o  information  about  the  performance  of  the  economies  of  particular countries or regions,

     o the earnings of companies included in segments of particular  industries, sectors, securities markets, countries or regions,

     o the  availability  of  different  types of  securities  or  offerings  of securities,

     o information  relating to the gross national or gross domestic  product of the United States or other countries or regions,

     o  comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix B contains more information  about the special sales charge arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.  The
Fund will not issue or re-register physical share certificates.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and shareholders  must invest at least $500 before an Asset
Builder Plan  (described  below) can be established  on a new account.  Accounts established  prior  to  November  1,  2002  will  remain  at $25 for  additional purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH  transfers on the business day the Fund  receives  Federal  Funds for the purchase  through the ACH system before the close of the New York Stock Exchange
(the "NYSE").  The NYSE normally  closes at 4:00 p.m.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis,  the  Distributor  reserves the right  to  cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible  for any delays in purchasing  shares  resulting  from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and
Letters of Intent  because of the  economies of sales  efforts and  reduction in expenses realized by the Distributor,  dealers and brokers making such sales. No sales charge is imposed in certain other  circumstances  described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer New Jersey Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Balanced Fund                                     Oppenheimer Portfolio Series:
Oppenheimer Core Bond Fund                                    Active Allocation Fund
Oppenheimer California Municipal Fund                         Aggressive Investor Fund
Oppenheimer Capital Appreciation Fund                         Conservative Investor Fund
Oppenheimer Capital Income Fund                               Moderate Investor Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Developing Markets Fund                           Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Discovery Fund                                    Oppenheimer Quest Balanced Fund
Oppenheimer Dividend Growth Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Asset Fund

                                                              Oppenheimer Real Estate Fund

Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund                         Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Growth Fund                                       Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer International Bond Fund                           Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Diversified Fund                    Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Growth Fund                         Oppenheimer Rochester National Municipals
Oppenheimer International Small Company Fund                  Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Value Fund                          Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund            Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund                       Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund                                    Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund                      Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund                        Oppenheimer Value Fund
Oppenheimer MidCap Fund                                       Limited-Term New York Municipal Fund
                                                              Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                                     Centennial Money Market Trust
Oppenheimer Institutional Money Market Fund                   Centennial New York Tax Exempt Trust
Oppenheimer Money Market Fund, Inc.                           Centennial Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial Government Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described in this  Statement of Additional  Information, redemption  proceeds  of certain  money  market  fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent. Under a Letter of Intent ("Letter"),  you can reduce the sales  charge  rate  that  applies  to your  purchases  of Class A shares if you purchase  Class A,  Class B or Class C shares  of the Fund or other  Oppenheimer funds during a 13-month  period.  The total amount of your purchases of Class A,
Class B and Class C shares will  determine the sales charge rate that applies to your  Class A share  purchases  during  that  period.  You can choose to include purchases  that you made up to 90 days  before the date of the  Letter.  Class A shares of Oppenheimer  Money Market Fund, Inc. and Oppenheimer  Cash Reserves on
which you have not paid a sales charge and any Class N shares you  purchase,  or may have  purchased,  will  not be  counted  towards  satisfying  the  purchases specified in a Letter.

     A Letter is an investor's statement in writing to the Distributor of his or her  intention  to  purchase a  specified  value of Class A, Class B and Class C shares of the Fund and other  Oppenheimer  funds  during a 13-month  period (the
"Letter period").  At the investor's request, this may include purchases made up to 90 days prior to the date of the  Letter.  The Letter  states the  investor's intention to make the  aggregate  amount of purchases of shares which will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or capital gains  distributions  and purchases made at net asset value
(i.e.  without  paying a front-end or contingent  deferred  sales charge) do not count toward satisfying the amount of the Letter.

     Each  purchase  of  Class A shares  under  the  Letter  will be made at the offering  price  (including  the  sales  charge)  that  would  apply to a single lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also,  the  investor  agrees  to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the application  used for a Letter.  If those  terms are  amended,  as they may be from  time to time by the  Fund,  the investor agrees to be bound by the amended terms and that those  amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:

     (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge,

     (b) Class B and Class C shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and

     (c) Class A, Class B or Class C shares  acquired  by exchange of either (1)
Class A shares of one of the other  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class
C shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish  your  account  with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established  prior to November
1, 2002 and which have previously  established  Asset Builder Plans,  additional purchases  will remain at $25.  Shares  purchased by Asset Builder Plan payments from bank  accounts  are  subject  to the  redemption  restrictions  for  recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     Retirement  Plans.  Certain  types of  retirement  plans  are  entitled  to purchase  shares of the Fund without  sales  charges or at reduced  sales charge rates,  as described in Appendix B to this Statement of Additional  Information.
Certain  special sales charge  arrangements  described in that Appendix apply to retirement  plans whose  records are  maintained on a daily  valuation  basis by
Merrill Lynch Pierce Fenner & Smith,  Inc.  ("Merrill  Lynch") or an independent record keeper that has a contract or special  arrangement with Merrill Lynch. If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service agreement  the plan has less than $1 million in assets  invested  in  applicable investments  (other  than  assets  invested  in money  market  funds),  then the retirement plan may purchase only Class C shares of the Oppenheimer funds. If on the date the plan  sponsor  signed the  Merrill  Lynch  record  keeping  service agreement  the plan has $1 million or more in assets but less than $5 million in assets invested in applicable  investments  (other than assets invested in money market funds),  then the retirement plan may purchase only Class N shares of the
Oppenheimer  funds.  If on the date the plan  sponsor  signed the Merrill  Lynch record  keeping  service  agreement  the plan has $5  million  or more in assets invested in applicable  investments  (other than assets invested in money market funds),  then  the  retirement  plan may  purchase  only  Class A shares  of the
Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent  compensates the record keeper for its record keeping and account  servicing  functions that it performs on behalf of the  participant level accounts of a retirement plan.  While such  compensation may act to reduce the record  keeping fees charged by the retirement  plan's record  keeper,  that compensation  arrangement may be terminated at any time,  potentially  affecting the record keeping fees charged by the retirement plan's record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
Fund's  shares  (for  example,  when a purchase  check is  returned  to the Fund unpaid)  causes a loss to be  incurred  when the net asset  values of the Fund's shares on the cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset  value per share  multiplied by the number of shares in the purchase  order.  The investor is responsible for that  loss.  If the  investor  fails to  compensate  the Fund for the loss,  the
Distributor  will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's name, or the
Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the Fund.  However,  each  class has different  shareholder  privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by  incremental  expenses borne solely by that class.  Those expenses  include the asset-based  sales charges to which Class B,
Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor  will not accept a purchase order of more than $100,000 for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     Class B, Class C or Class N shares may not be  purchased  by a new investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer.

     |X| Class A Shares  Subject to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether  or not  subject  to a contingent  deferred  sales  charge as  described  in the  Prospectus,  no sales concessions  will be paid to the  broker-dealer  of record,  as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another  mutual fund offered as an  investment  option in a retirement plan in which Oppenheimer  funds are also offered as investment  options under a special  arrangement with the  Distributor,  if the purchase occurs more than 30 days after the  Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that  concession  will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Availability of Class N Shares.  In addition to the description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus,  Class N shares also are offered to the following:

     o to all  rollover  IRAs  (including  SEP IRAs and SIMPLE  IRAs),

     o  to  all  rollover   contributions   made  to  Individual  401(k)  plans,
Profit-Sharing Plans and Money Purchase Pension Plans,

     o to all direct  rollovers  from  OppenheimerFunds-sponsored  Pinnacle  and
Ascender retirement plans,

     o to all trustee-to-trustee IRA transfers,

     o to all 90-24  type  403(b)  transfers,

     o to Group  Retirement Plans (as defined in Appendix B to this Statement of
Additional  Information)  which have entered into a special  agreement  with the
Distributor for that purpose,

     o to Retirement  Plans  qualified  under  Sections  401(a) or 401(k) of the
Internal  Revenue  Code,  the  recordkeeper  or the plan  sponsor  for which has entered into a special agreement with the Distributor,

     o to Retirement  Plans of a plan sponsor where the aggregate  assets of all such  plans  invested  in the  Oppenheimer  funds  is  $500,000  or  more,

     o to Retirement  Plans with at least 100 eligible  employees or $500,000 or more in plan assets,

     o to  OppenheimerFunds-sponsored  Ascender  401(k)  plans  that pay for the purchase  with  the  redemption  proceeds  of  Class  A  shares  of one or  more
Oppenheimer  funds, and

     o to certain  customers of broker-dealers  and financial  advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

     purchases  of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the  redemption  proceeds of Class A shares
of  one  or   more   Oppenheimer   funds   (other   than   rollovers   from   an
OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored  Pinnacle  or
Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or
Ascender 401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Fund  Account  Fees.  As stated in the  Prospectus,  a $12 annual  "Minimum
Balance Fee" is assessed on each Fund account with a share balance  valued under
$500.  The Minimum  Balance Fee is  automatically  deducted  from each such Fund account in September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:

     o A fund account whose shares were  acquired  after  September  30th of the prior year;
     o A fund  account  that  has a  balance  below  $500  due to the  automatic conversion of shares from Class B to

Class A shares.  However,  once all Class B shares held in the account have been  converted to Class A shares the new account  balance may become subject to the Minimum Balance Fee;

     o Accounts of  shareholders  who elect to access  their  account  documents electronically via eDoc Direct;

     o A fund account that has only certificated shares and, has a balance below
$500 and is being escheated;

     o Accounts of shareholders that are held by  broker-dealers  under the NSCC
Fund/SERV system;

     o Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer  Variable  Account Funds;

     o Omnibus  accounts  holding  shares  pursuant to the  Pinnacle,  Ascender,
Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and

     o A fund  account  that falls below the $500  minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit
the  Service  Center  on  our  website  at   www.oppenheimerfunds.com   or  call
1.888.470.0862 for instructions.

 The Fund reserves the authority to modify Fund Account Fees in its discretion.

     Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of the  NYSE on each day that  the  NYSE is  open.  The  calculation  is done by dividing  the value of the  Fund's  net  assets  attributable  to a class by the number of shares of that class that are outstanding. The NYSE normally closes at
4:00 p.m.,  Eastern time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a U.S.  holiday).  All references  to time in this  Statement of Additional  Information  mean "Eastern time." The NYSE's most recent annual  announcement  (which is subject to change)
states  that it will close on New Year's  Day,  Martin  Luther  King,  Jr.  Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct  trading in certain  securities on days on which the NYSE is closed  (including  weekends and holidays) or after
4:00 p.m. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem
shares.   Additionally,   trading   on  many   foreign   stock   exchanges   and
over-the-counter markets normally is completed before the close of the NYSE.

     Changes in the values of securities  traded on foreign exchanges or markets as a result of  events  that  occur  after the  prices of those  securities  are determined,  but  before  the close of the NYSE,  will not be  reflected  in the
Fund's  calculation  of its  net  asset  values  that  day  unless  the  Manager determines  that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the
Manager, as applicable,  may establish a valuation, under procedures established by the Board and subject to the approval,  ratification  and confirmation by the
Board at its next ensuing meeting.

     |X|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

     o Equity securities traded on a U.S. securities exchange or on NASDAQ(R)are valued as follows:

     (1) if last sale information is regularly reported,  they are valued at the last reported sale price on the

principal exchange on which they are traded or on NASDAQ(R), as applicable, on that day, or

     (2) if last sale information is not available on a valuation date, they are valued at the last  reported sale price  preceding  the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

     o Equity securities traded on a foreign  securities  exchange generally are valued in one of the following ways:

     (1) at the last sale price available to the pricing service approved by the
Board of Trustees, or

     (2) at the last sale price  obtained by the Manager  from the report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or

     (3) at the mean  between the "bid" and  "asked"  prices  obtained  from the principal  exchange  on  which  the  security  is  traded  or,  on the  basis of reasonable inquiry, from two market makers in the security.

     o Long-term  debt  securities  having a remaining  maturity in excess of 60 days  are  valued  based  on the mean  between  the  "bid"  and  "asked"  prices determined  by a  portfolio  pricing  service  approved  by the Fund's  Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry.

     o The  following  securities  are valued at the mean  between the "bid" and
"asked" prices  determined by a pricing service  approved by the Fund's Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry:

     (1) debt  instruments  that  have a  maturity  of more  than 397 days  when issued,

     (2) debt  instruments  that had a maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and

     (3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining  maturity of 60 days or less.

     o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

     (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining  maturity of 60 days or less, and

     (2) debt  instruments  held by a money  market  fund that have a  remaining maturity of 397 days or less.

     o Securities (including restricted securities) not having readily-available market  quotations  are  valued  at fair  value  determined  under  the  Board's procedures. If the Manager is unable to locate two market makers willing to give quotes,  a  security  may be priced at the mean  between  the "bid" and  "asked"
prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     The closing prices in the New York foreign  exchange market on a particular business  day that are  provided  to the  Manager  by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ(R), as applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the  Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding  trading  day if it is  within  the  spread of the  closing  "bid" and
"asked" prices on the principal  exchange or on NASDAQ(R)on  the valuation date.
If not, the value shall be the closing bid price on the principal exchange or on
NASDAQ(R)on  the valuation  date. If the put, call or future is not traded on an exchange  or on  NASDAQ(R),  it shall be  valued by the mean  between  "bid" and
"asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

     The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

     Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for  business  on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's  next  regular  business  day  following  the redemption.  In those circumstances,  the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:

     o Class A shares  purchased  subject to an initial  sales charge or Class A shares on which a contingent deferred sales charge was paid, or

     o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

     Payments "In Kind". The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the  shares  held in any  account  if the aggregate  net asset  value of those  shares  is less  than $200 or such  lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an  account if the  aggregate  net asset  value of such  shares has fallen below the stated  minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the  requirements for any notice to be given to the  shareholders in question (not less than 30 days).  The Board
may   alternatively  set  requirements  for  the  shareholder  to  increase  the investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:

     (1) state the reason for the distribution;

     (2) state the owner's  awareness of tax  penalties if the  distribution  is premature; and

     (3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order  from a dealer  or  broker  after  the  close of the NYSE on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the NYSE closes.  Normally,  the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred  sales charge is waived as described in Appendix B to this Statement of
Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

     o All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
    Centennial California Tax Exempt Trust
    Centennial New York Tax Exempt Trust
    Centennial Government Trust
    Centennial Tax Exempt Trust
    Centennial Money Market Trust

     The following funds do not offer Class N shares:

    Limited Term New York Municipal Fund                            Oppenheimer Rochester National Municipals
    Oppenheimer AMT-Free Municipals                                 Oppenheimer Senior Floating Rate Fund
    Oppenheimer AMT-Free New York Municipals                        Rochester Fund Municipals
    Oppenheimer California Municipal Fund                           Oppenheimer Rochester Massachusetts Municipal Fund
    Oppenheimer International Value Fund                            Oppenheimer Rochester Michigan Municipal Fund
    Oppenheimer Limited Term California Municipal Fund              Oppenheimer Rochester Ohio Municipal Fund
    Oppenheimer Limited Term Municipal Fund                         Oppenheimer Rochester Virginia Municipal Fund
     Oppenheimer Money Market Fund, Inc.                         Oppenheimer Rochester Arizona Municipal Fund
     Oppenheimer New Jersey Municipal Fund                       Oppenheimer Rochester Maryland Municipal Fund
     Oppenheimer Principal Protected Main Street Fund II         Oppenheimer Rochester North Carolina Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund

     The following funds do not offer Class Y shares:

    Limited Term New York Municipal Fund                        Oppenheimer Principal Protected Main Street Fund
    Oppenheimer AMT-Free Municipals                             Oppenheimer Principal Protected Main Street Fund II
    Oppenheimer AMT-Free New York Municipals                    Oppenheimer Principal Protected Main Street Fund III
    Oppenheimer Balanced Fund                                   Oppenheimer Quest Capital Value Fund, Inc.
    Oppenheimer California Municipal Fund                       Oppenheimer Quest International Value Fund, Inc.
    Oppenheimer Capital Income Fund                             Oppenheimer Rochester National Municipals
    Oppenheimer Cash Reserves                                   Oppenheimer Rochester Massachusetts Municipal Fund
    Oppenheimer Convertible Securities Fund                     Oppenheimer Rochester Michigan Municipal Fund
    Oppenheimer Dividend Growth Fund                            Oppenheimer Rochester Ohio Municipal Fund
    Oppenheimer Gold & Special Minerals Fund                    Oppenheimer Rochester Virginia Municipal Fund
    Oppenheimer Limited Term California Municipal Fund          Oppenheimer Rochester Arizona Municipal Fund
    Oppenheimer Limited Term Municipal Fund                     Oppenheimer Rochester Maryland Municipal Fund
     Oppenheimer New Jersey Municipal Fund                       Oppenheimer Rochester North Carolina Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund

     o  Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.

     o Oppenheimer Institutional Money Market Fund only offers Class E and Class
L shares.

     o Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available only by exchange from

the  same   class  of  shares  of  other   Oppenheimer   funds  or  through
OppenheimerFunds-sponsored 401(k) plans.

     o  Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
Reserves acquired by exchange of Class M shares.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of certain  money market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales  charge may be  exchanged  for shares of  Oppenheimer  funds  offered  with a sales  charge upon payment of the sales charge.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares.

     o  Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

     o Shares of  Oppenheimer  Principal  Protected  Main  Street Fund II may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).

     o Shares of  Oppenheimer  Principal  Protected  Main Street Fund III may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

     o Class A,  Class B,  Class C and  Class N  shares  of each of  Oppenheimer
Developing Markets Fund and Oppenheimer  International Small Company Fund may be
acquired by  exchange  only with a minimum  initial  investment  of $50,000.  An existing  shareholder of each fund may make additional  exchanges into that fund with as little as $50.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A shares of any  Oppenheimer  fund  (other  than  Oppenheimer
Rochester  National  Municipals  and  Rochester  Fund  Municipals)  acquired  by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class
A contingent  deferred sales charge are redeemed  within 18 months measured from the  beginning of the calendar  month of the initial  purchase of the  exchanged
Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of  Oppenheimer  Rochester  National  Municipals  and
Rochester  Fund  Municipals  acquired  by  exchange  of  Class A  shares  of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed  within 24 months of the  beginning  of the  calendar  month of the initial  purchase  of the  exchanged  Class A  shares,  the  Class A  contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     Except  with  respect  to the  Class B  shares  described  in the  next two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

     With  respect  to Class B shares of  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior
Floating Rate Fund,  the Class B contingent  deferred sales charge is imposed on the  acquired  shares if they are  redeemed  within  five  years of the  initial purchase of the exchanged Class B shares.

     With  respect  to Class B shares of  Oppenheimer  Cash  Reserves  that were acquired  through the  exchange  of Class B shares  initially  purchased  in the
Oppenheimer  Capital  Preservation  Fund, the Class B contingent  deferred sales charge is imposed on the acquired  shares if they are redeemed within five years of that initial purchase.

     With  respect  to Class C shares,  the Class C  contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     With respect to Class N shares, a 1% contingent  deferred sales charge will be imposed  if the  retirement  plan (not  including  IRAs and 403(b)  plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     When Class B, Class C or Class N shares are redeemed to effect an exchange, the  priorities  described  in "How To Buy  Shares"  in the  Prospectus  for the
imposition of the Class B, Class C or Class N contingent  deferred  sales charge will be followed  in  determining  the order in which the shares are  exchanged.
Before exchanging shares, shareholders should take into account how the exchange may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  features  that are available in the new fund (such as an Asset
Builder  Plan or  Automatic  Withdrawal  Plan) will be  switched to the new fund account unless you tell the Transfer Agent not to do so.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.  State and local tax treatment of ordinary income  dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.  Potential purchasers of shares of the Fund are urged to consult their tax advisers  with specific  reference to their own tax  circumstances as well as the  consequences of federal,  state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X|  Taxation  of Fund  Distributions.  The Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from,  taxes on such income.
The Fund may be subject to U.S. Federal income tax, and an interest  charge,  on certain  distributions  or gains  from the sale of shares  of a foreign  company considered  to be a PFIC,  even if those  amounts are paid out as  dividends  to shareholders.  To avoid imposition of the interest charge, the Fund may elect to
"mark to market" all PFIC shares that it holds at the end of each taxable  year.
In that case,  any  increase or decrease in the value of those  shares  would be recognized  as ordinary  income or as  ordinary  loss (but only to the extent of previously recognized "mark-to-market" gains).

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports  mailed to  shareholders  in January of each year with a copy sent to the IRS.

     |X| Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

     |X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds  into which you may  exchange shares.  Reinvestment  will be made without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option, the shareholder must notify the Transfer
Agent in writing  and must have an  existing  account in the fund  selected  for reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends and/or  distributions  from  shares of certain  other  Oppenheimer  funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The  Custodian.  J.P.  Morgan  Chase  Bank is the  custodian  of the Fund's assets. The custodian's  responsibilities  include  safeguarding and controlling the Fund's portfolio  securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the custodian in excess of  $100,000  are not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

     Independent  Registered  Public  Accounting  Firm.  KPMG LLP  serves as the independent  registered public accounting firm for the Fund. KPMG LLP audits the
Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent  registered  public accounting firm for the Manager and certain  other funds  advised by the Manager and its  affiliates.  Audit and non-audit  services provided by KPMG LLP to the Fund must be pre-approved by the
Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Appreciation Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S.
generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2006

STATEMENT OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.2%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.1%
Las Vegas Sands Corp. 1                               798,300    $   55,729,323
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                             441,990        22,939,281
--------------------------------------------------------------------------------
Scientific Games Corp., Cl. A 1                       959,870        27,903,421
--------------------------------------------------------------------------------
Starbucks Corp. 1                                   1,619,860        50,231,859
                                                                 ---------------
                                                                    156,803,884

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Harman International Industries, Inc.                 363,020        29,448,182
--------------------------------------------------------------------------------
MEDIA--1.5%
Comcast Corp., Cl. A Special, Non-Vtg. 1            2,032,225        70,944,975
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., Cl. A 1          3,544,060        45,931,018
                                                                 ---------------
                                                                    116,875,993

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.5%
J.C. Penney Co., Inc. (Holding Co.)                 1,123,240        70,809,050
--------------------------------------------------------------------------------
Kohl's Corp. 1                                      1,065,500        66,604,405
--------------------------------------------------------------------------------
Target Corp.                                        1,183,470        57,268,113
                                                                 ---------------
                                                                    194,681,568

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.0%
Best Buy Co., Inc.                                  1,315,640        61,835,080
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                   2,983,760        80,740,546
--------------------------------------------------------------------------------
Staples, Inc.                                       3,943,600        88,967,616
                                                                 ---------------
                                                                    231,543,242

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Polo Ralph Lauren Corp.                               905,410        53,410,136
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.3%
--------------------------------------------------------------------------------
BEVERAGES--1.1%
PepsiCo, Inc.                                       1,342,610        87,645,581

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.9%
CVS Corp.                                           2,300,300    $   77,175,065
--------------------------------------------------------------------------------
Sysco Corp.                                         1,502,340        47,158,453
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                              454,690        24,380,478
                                                                 ---------------
                                                                    148,713,996

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.2%
Cadbury Schweppes plc                               4,774,870        50,821,636
--------------------------------------------------------------------------------
Nestle SA                                             331,918       114,135,998
                                                                 ---------------
                                                                    164,957,634

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.1%
Procter & Gamble Co. (The)                          2,346,800       145,266,920
--------------------------------------------------------------------------------
Reckitt Benckiser plc                               2,236,989        92,852,933
                                                                 ---------------
                                                                    238,119,853

--------------------------------------------------------------------------------
ENERGY--6.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.5%
Halliburton Co.                                     3,675,110       119,882,088
--------------------------------------------------------------------------------
Schlumberger Ltd.                                   2,049,630       125,642,319
--------------------------------------------------------------------------------
Smith International, Inc.                           2,337,300        98,096,481
                                                                 ---------------
                                                                    343,620,888

--------------------------------------------------------------------------------
OIL & GAS--1.8%
EOG Resources, Inc.                                   665,170        43,116,319
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                        1,019,934        43,051,414
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                            986,980        50,326,110
                                                                 ---------------
                                                                    136,493,843

--------------------------------------------------------------------------------
FINANCIALS--10.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.5%
Franklin Resources, Inc.                              455,940        44,869,055
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                       456,200        67,814,130
--------------------------------------------------------------------------------
Legg Mason, Inc.                                      927,770        84,668,290

               22 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Nomura Securities Co. Ltd.                          1,841,200    $   35,406,954
--------------------------------------------------------------------------------
Northern Trust Corp.                                  993,500        55,626,065
--------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                             700,380        30,858,743
--------------------------------------------------------------------------------
UBS AG                                                407,836        23,078,180
                                                                 ---------------
                                                                    342,321,417

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
SLM Corp.                                             553,950        26,883,194
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
Bank of America Corp.                                 799,250        41,137,398
--------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                     254,880       112,147,200
--------------------------------------------------------------------------------
Citigroup, Inc.                                       777,371        38,363,259
                                                                 ---------------
                                                                    191,647,857

--------------------------------------------------------------------------------
INSURANCE--3.3%
American International Group, Inc.                  1,798,500       114,780,270
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)         640,200        54,967,572
--------------------------------------------------------------------------------
Prudential Financial, Inc.                          1,104,940        81,113,645
                                                                 ---------------
                                                                    250,861,487

--------------------------------------------------------------------------------
HEALTH CARE--17.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.6%
Celgene Corp. 1                                       992,960        40,403,542
--------------------------------------------------------------------------------
Genentech, Inc. 1                                     897,950        74,098,834
--------------------------------------------------------------------------------
Genzyme Corp. (General Division) 1                  1,166,390        77,250,010
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                               542,900        34,419,860
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                     552,450        15,269,718
--------------------------------------------------------------------------------
PDL BioPharma, Inc. 1                               1,940,530        38,228,441
                                                                 ---------------
                                                                    279,670,405

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Fisher Scientific International, Inc. 1             1,121,220    $   87,713,041
--------------------------------------------------------------------------------
Medtronic, Inc.                                     1,237,475        58,037,578
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                            2,332,310        84,919,407
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                        930,300        49,584,990
                                                                 ---------------
                                                                    280,255,016

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Caremark Rx, Inc.                                   1,467,130        85,005,512
--------------------------------------------------------------------------------
Covance, Inc. 1                                     1,091,440        68,618,833
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             1,075,000        69,101,000
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                            1,886,490        98,003,156
                                                                 ---------------
                                                                    320,728,501

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.0%
--------------------------------------------------------------------------------
Novartis AG                                         2,371,819       135,370,098
--------------------------------------------------------------------------------
Roche Holdings AG                                     702,097       129,427,476
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                     441,767        39,646,119
--------------------------------------------------------------------------------
Sepracor, Inc. 1                                      795,120        37,378,591
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                 1,901,000        34,167,639
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                       2,528,550        87,892,398
                                                                 ---------------
                                                                    463,882,321

--------------------------------------------------------------------------------
INDUSTRIALS--8.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.1%
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA, ADR           2,035,500        78,570,300
--------------------------------------------------------------------------------
General Dynamics Corp.                              1,033,700        69,826,435
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                 961,380        79,409,988
--------------------------------------------------------------------------------
United Technologies Corp.                           1,399,300        87,750,103
                                                                 ---------------
                                                                    315,556,826

                   23 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
Expeditors International of Washington, Inc.          661,092    $   26,357,738
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive Board Co.                         872,072        76,428,390
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.9%
General Electric Co.                                3,334,000       113,556,040
--------------------------------------------------------------------------------
Textron, Inc.                                         381,070        31,956,530
                                                                 ---------------
                                                                    145,512,570

--------------------------------------------------------------------------------
MACHINERY--0.9%
Danaher Corp.                                       1,068,600        70,837,494
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Fastenal Co.                                          983,130        36,061,208
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--31.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.7%
Cisco Systems, Inc. 1                              12,088,070       265,816,659
--------------------------------------------------------------------------------
Corning, Inc. 1                                     4,379,170        97,392,741
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                   821,220        41,134,910
--------------------------------------------------------------------------------
Motorola, Inc.                                      1,854,330        43,354,235
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                      2,035,000        76,658,450
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, Sponsored ADR      1,902,900        63,556,860
                                                                 ---------------
                                                                    587,913,855

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.1%
Apple Computer, Inc. 1                              1,533,020       104,015,407
--------------------------------------------------------------------------------
EMC Corp. 1                                         7,936,090        92,455,449
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                           1,261,820        43,204,717
                                                                 ---------------
                                                                    239,675,573

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.3%
eBay, Inc. 1                                        5,237,220       145,908,949
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                 456,900       172,950,357
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                      5,707,270       164,483,521
                                                                 ---------------
                                                                    483,342,827

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--4.2%
Affiliated Computer Services, Inc., Cl. A 1         2,402,540    $  123,346,404
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                         360,790        18,234,327
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                     2,294,620       108,306,064
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. 1              1,081,500        75,607,665
                                                                 ---------------
                                                                    325,494,460

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.5%
Advanced Micro Devices, Inc. 1                      3,382,560        84,530,174
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                             3,208,070        94,445,581
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. 1                     2,346,250        41,082,838
--------------------------------------------------------------------------------
Microchip Technology, Inc.                          1,787,140        61,048,702
--------------------------------------------------------------------------------
Texas Instruments, Inc.                             1,935,580        63,080,552
                                                                 ---------------
                                                                    344,187,847

--------------------------------------------------------------------------------
SOFTWARE--5.4%
Adobe Systems, Inc. 1                               3,092,038       100,305,713
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                       1,779,700        67,539,615
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                    1,373,360        47,737,994
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                               819,770        41,783,677
--------------------------------------------------------------------------------
Microsoft Corp.                                     3,555,021        91,328,489
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                      1,248,140        33,150,598
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                     1,570,290        36,493,540
                                                                 ---------------
                                                                    418,339,626

--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--3.7%
Monsanto Co.                                        3,665,800       173,905,552
--------------------------------------------------------------------------------
Praxair, Inc.                                       1,914,990       109,939,576
                                                                 ---------------
                                                                    283,845,128

                   24 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.3%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
America Movil SA de CV, Series L                      798,500    $   29,792,035
--------------------------------------------------------------------------------
American Tower Corp. 1                              2,255,000        80,864,300
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                  1,280,720        44,005,539
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                  418,380        22,320,570
                                                                 ---------------
                                                                    176,982,444
                                                                 ---------------
Total Common Stocks
(Cost $6,410,417,207)                                             7,589,100,984

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.3%
--------------------------------------------------------------------------------
Undivided interest of 11.03% in joint
repurchase agreement (Principal Amount/Value
$886,796,000, with a maturity value of
$886,924,585) with UBS Warburg LLC, 5.22%,
dated 8/31/06, to be repurchased at $97,816,181
on 9/1/06, collateralized by Federal National
Mortgage Assn., 5%-5.50%, 9/1/35-12/1/35, with
a value of $906,809,462 (Cost $97,802,000)        $97,802,000        97,802,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $6,508,219,207)                                   100.1%    7,686,902,984
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (0.1)      (11,171,350)
                                                  ------------------------------
NET ASSETS                                              100.0%   $7,675,731,634
                                                  ==============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   25 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $6,508,219,207)--see
accompanying statement of investments                           $ 7,686,902,984
--------------------------------------------------------------------------------
Cash                                                                 12,232,519
--------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                    33,954
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     23,403,811
Interest and dividends                                                5,351,371
Shares of beneficial interest sold                                    2,535,209
Other                                                                   309,617
                                                                ----------------
Total assets                                                      7,730,769,465

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                30,132,048
Shares of beneficial interest redeemed                               18,123,749
Distribution and service plan fees                                    2,883,706
Transfer and shareholder servicing agent fees                         1,633,991
Trustees' compensation                                                1,315,680
Shareholder communications                                              779,212
Other                                                                   169,445
                                                                ----------------
Total liabilities                                                    55,037,831

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 7,675,731,634
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $       181,191
--------------------------------------------------------------------------------
Additional paid-in capital                                        6,973,686,535
--------------------------------------------------------------------------------
Accumulated net investment loss                                      (1,315,915)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                              (475,616,851)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies       1,178,796,674
                                                                ----------------
NET ASSETS                                                      $ 7,675,731,634
                                                                ================

                   26 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$5,278,252,479 and 122,523,079 shares of beneficial interest
outstanding)                                                             $ 43.08
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                 $ 45.71
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,836,380 and 21,581,512 shares of beneficial interest
outstanding)                                                             $ 39.47
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $646,332,806 and 16,514,642 shares of beneficial interest
outstanding)                                                             $ 39.14
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $250,167,403 and 5,887,926 shares of beneficial interest
outstanding)                                                             $ 42.49
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $649,142,566 and 14,684,272 shares of beneficial
interest outstanding)                                                    $ 44.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   27 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,691,576)        $  59,847,467
--------------------------------------------------------------------------------
Interest                                                              5,151,251
--------------------------------------------------------------------------------
Other income                                                            239,529
--------------------------------------------------------------------------------
Portfolio lending fees                                                   67,283
                                                                  --------------
Total investment income                                              65,305,530

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      46,675,664
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              13,448,667
Class B                                                               9,641,132
Class C                                                               6,837,706
Class N                                                               1,267,131
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              13,142,968
Class B                                                               2,927,632
Class C                                                               1,653,520
Class N                                                                 857,362
Class Y                                                                 977,807
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 902,148
Class B                                                                 459,036
Class C                                                                 174,569
Class N                                                                  19,245
--------------------------------------------------------------------------------
Trustees' compensation                                                  242,367
--------------------------------------------------------------------------------
Custodian fees and expenses                                             140,280
--------------------------------------------------------------------------------
Other                                                                   319,880
                                                                  --------------
Total expenses                                                       99,687,114
Less reduction to custodian expenses                                    (18,047)
Less waivers and reimbursements of expenses                             (15,986)
                                                                  --------------
Net expenses                                                         99,653,081

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (34,347,551)

                   28 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                       $  25,779,396
Foreign currency transactions                                        (2,570,318)
                                                                  --------------
Net realized gain                                                    23,209,078
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                         369,465,365
Translation of assets and liabilities denominated in foreign
currencies                                                           19,045,337
                                                                  --------------
Net change in unrealized appreciation                               388,510,702

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 377,372,229
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   29 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                           2006              2005
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         $   (34,347,551)  $    46,793,824
-------------------------------------------------------------------------------------------------------
Net realized gain                                                         23,209,078       273,189,073
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    388,510,702       556,958,801
                                                                     ----------------------------------
Net increase in net assets resulting from operations                     377,372,229       876,941,698

-------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                  (32,952,692)               --
Class B                                                                           --                --
Class C                                                                           --                --
Class N                                                                     (755,526)               --
Class Y                                                                  (11,953,955)               --

-------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                 (573,549,510)     (134,210,079)
Class B                                                                 (228,134,092)     (162,283,904)
Class C                                                                  (70,708,579)       (7,839,660)
Class N                                                                   (4,627,002)       34,784,677
Class Y                                                                 (577,739,853)     (352,359,573)

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total increase (decrease)                                             (1,123,048,980)      255,033,159
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    8,798,780,614     8,543,747,455
                                                                     ----------------------------------
End of period (including accumulated net investment income (loss)
of $(1,315,915) and $49,282,479, respectively)                       $ 7,675,731,634   $ 8,798,780,614
                                                                     ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   30 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                          2006            2005             2004              2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     41.45     $     37.57      $     35.39       $     30.72     $     41.11
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.12) 1          .26 1,2          .01              (.05)           (.09)
Net realized and unrealized gain (loss)                 2.00            3.62             2.17              4.72           (9.31)
                                                 -----------------------------------------------------------------------------------
Total from investment operations                        1.88            3.88             2.18              4.67           (9.40)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)             --               --                --              --
Distributions from net realized gain                      --              --               --                --            (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     43.08     $     41.45      $     37.57       $     35.39     $     30.72
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.53%          10.33%            6.16%            15.20%         (23.48)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 5,278,253     $ 5,633,688      $ 5,218,310       $ 4,288,332     $ 3,219,391
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 5,569,912     $ 5,597,821      $ 4,971,315       $ 3,655,594     $ 3,204,793
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.28)%          0.64% 2          0.09%            (0.11)%         (0.15)%
Total expenses                                          1.07% 5         1.06% 5          1.09% 5,6         1.17% 5         1.22% 5,6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%             38%              45%               42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.17 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   31 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B  YEAR ENDED AUGUST 31,                        2006            2005              2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   38.08     $     34.82       $     33.09    $     28.95    $     39.09
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.45) 1         (.08) 1,2         (.36)          (.31)          (.26)
Net realized and unrealized gain (loss)               1.84            3.34              2.09           4.45          (8.89)
                                                 ---------------------------------------------------------------------------
Total from investment operations                      1.39            3.26              1.73           4.14          (9.15)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --                --             --             --
Distributions from net realized gain                    --              --                --             --           (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   39.47     $     38.08       $     34.82    $     33.09    $     28.95
                                                 ===========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    3.65%           9.36%             5.23%         14.30%        (24.07)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 851,836     $ 1,041,045       $ 1,104,348    $ 1,114,052    $ 1,029,322
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 964,658     $ 1,099,380       $ 1,169,402    $ 1,001,311    $ 1,221,005
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.13)%         (0.21)% 2         (0.81)%        (0.89)%        (0.92)%
Total expenses                                        1.93%           1.93%             1.99%          2.10%          1.99%
Expenses after payments and waivers
and reduction to custodian expenses                   1.92%           1.93%             1.97%          1.96%          1.99%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 83%             38%               45%            42%            28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   32 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C  YEAR ENDED AUGUST 31,                          2006         2005            2004            2003          2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   37.73     $  34.47       $   32.72       $   28.63     $   38.64
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.41) 1      (.05) 1,2       (.16)           (.23)         (.11)
Net realized and unrealized gain (loss)                 1.82         3.31            1.91            4.32         (8.91)
                                                   -------------------------------------------------------------------------
Total from investment operations                        1.41         3.26            1.75            4.09         (9.02)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --           --              --              --            --
Distributions from net realized gain                      --           --              --              --          (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   39.14     $  37.73       $   34.47       $   32.72     $   28.63
                                                   =========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      3.74%        9.46%           5.35%          14.28%       (24.01)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 646,333     $691,467       $ 638,676       $ 540,118     $ 450,989
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 684,056     $681,646       $ 623,172       $ 463,768     $ 477,369
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                    (1.05)%      (0.14)% 2       (0.69)%         (0.89)%       (0.87)%
Total expenses                                          1.84% 5      1.84% 5         1.87% 5,6       1.96% 5       1.94% 5,6
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%          38%             45%             42%           28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.16 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   33 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N  YEAR ENDED AUGUST 31,                          2006          2005           2004         2003        2002
---------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   40.91     $   37.21      $   35.17    $   30.60    $  41.05
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.27) 1        .11 1,2       (.08)        (.10)       (.07) 1
Net realized and unrealized gain (loss)                 1.98          3.59           2.12         4.67       (9.39) 1
                                                   ------------------------------------------------------------------
Total from investment operations                        1.71          3.70           2.04         4.57       (9.46)
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.13)           --             --           --          --
Distributions from net realized gain                      --            --             --           --        (.99)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   42.49     $   40.91      $   37.21    $   35.17    $  30.60
                                                   ==================================================================

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.16%         9.94%          5.80%       14.94%     (23.67)%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 250,167     $ 245,932      $ 190,696    $ 111,374    $ 72,178
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 253,590     $ 221,007      $ 154,605    $  86,761    $ 38,232
------------------------------------------------------------------------------ --------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.63)%        0.27% 2       (0.25)%      (0.35)%     (0.37)%
Total expenses                                          1.42%         1.42%          1.46%        1.46%       1.46%
Expenses after payments and waivers
and reduction to custodian expenses                     1.42%         1.42%          1.44%        1.42%       1.46%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%           38%            45%          42%         28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.17 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   34 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y  YEAR ENDED AUGUST 31,                          2006              2005             2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   42.52       $     38.40      $     36.04     $     31.16       $   41.55
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .05 1             .45 1,2          .09             .01             .02 1
Net realized and unrealized gain (loss)                 2.05              3.67             2.27            4.87           (9.42) 1
                                                   -------------------------------------------------------------------------------
Total from investment operations                        2.10              4.12             2.36            4.88           (9.40)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.41)               --               --              --              --
Distributions from net realized gain                      --                --               --              --            (.99)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   44.21       $     42.52      $     38.40     $     36.04       $   31.16
                                                   ===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.93%            10.73%            6.55%          15.66%         (23.23)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 649,143       $ 1,186,649      $ 1,391,718     $ 1,152,318       $ 864,437
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 766,929       $ 1,210,587      $ 1,327,404     $   930,500       $ 968,867
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.11%             1.10% 2          0.47%           0.29%           0.17%
Total expenses                                          0.70% 5,6         0.69% 5          0.71% 5         0.78% 5,6       0.89% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%               38%              45%             42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include
$.18 and 0.43%, respectively, resulting from a special dividend from Microsoft
Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   35 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its

                   36 | OPPENHEIMER CAPITAL APPRECIATION FUND

trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New
York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.

                   37 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $--                        $--         $424,180,295       $1,127,326,158

1. As of August 31, 2006, the Fund had $424,180,295 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2006, details of the capital loss carryforwards were as follows:

                       EXPIRING
                       -----------------------------
                       2011             $127,593,973
                       2012              296,586,322
                                        ------------
                       Total            $424,180,295
                                        ============

2. During the fiscal year ended August 31, 2006, the Fund utilized $30,330,104 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2005, the Fund utilized $278,650,934 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2006.
Net assets of the Fund were unaffected by the reclassifications.

                   38 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                   REDUCTION TO       INCREASE TO
                                    ACCUMULATED   ACCUMULATED NET
               REDUCTION TO      NET INVESTMENT     REALIZED LOSS
               PAID-IN CAPITAL             LOSS    ON INVESTMENTS
               --------------------------------------------------
               $29,093,907          $29,411,330          $317,423

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

                                                 YEAR ENDED        YEAR ENDED
                                            AUGUST 31, 2006   AUGUST 31, 2005
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                      $45,662,173               $--

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities          $6,559,655,769
           Federal tax cost of other investments       11,939,913
                                                   --------------
           Total federal tax cost                  $6,571,595,682
                                                   ==============

           Gross unrealized appreciation           $1,301,373,864
           Gross unrealized depreciation             (174,047,706)
                                                   --------------
           Net unrealized appreciation             $1,127,326,158
                                                   ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August
31, 2006, the Fund's projected benefit obligations were increased by $10,518 and payments of $98,894 were made to retired trustees, resulting in an accumulated liability of $986,913 as of August 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The
Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities.
Deferral of trustees' fees under the plan will not affect the net assets of the
Fund, and

                   39 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   40 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED AUGUST 31, 2006        YEAR ENDED AUGUST 31, 2005
                                  SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------
CLASS A
Sold                          26,489,676    $ 1,142,952,788     40,436,717    $ 1,618,214,799
Dividends and/or
distributions reinvested         674,183         29,394,376             --                 --
Redeemed                     (40,570,510)    (1,745,896,674)   (43,402,126)    (1,752,424,878)
                             -----------------------------------------------------------------
Net decrease                 (13,406,651)   $  (573,549,510)    (2,965,409)   $  (134,210,079)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS B
Sold                           2,775,274    $   110,036,806      4,382,455    $   161,855,078
Dividends and/or
distributions reinvested              --                 --             --                 --
Redeemed                      (8,533,222)      (338,170,898)    (8,760,712)      (324,138,982)
                             -----------------------------------------------------------------
Net decrease                  (5,757,948)   $  (228,134,092)    (4,378,257)   $  (162,283,904)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS C
Sold                           3,099,965    $   121,778,447      4,571,487    $   167,476,288
Dividends and/or
distributions reinvested              --                 --             --                 --
Redeemed                      (4,912,952)      (192,487,026)    (4,774,468)      (175,315,948)
                             -----------------------------------------------------------------
Net decrease                  (1,812,987)   $   (70,708,579)      (202,981)   $    (7,839,660)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS N
Sold                           2,202,829    $    93,779,542      3,078,565    $   122,153,412
Dividends and/or
distributions reinvested          16,507            711,630             --                 --
Redeemed                      (2,343,662)       (99,118,174)    (2,190,999)       (87,368,735)
                             -----------------------------------------------------------------
Net increase (decrease)         (124,326)   $    (4,627,002)       887,566    $    34,784,677
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS Y
Sold                           9,675,483    $   427,182,549      8,329,891    $   344,067,572
Dividends and/or
distributions reinvested         245,563         10,957,036             --                 --
Redeemed                     (23,144,721)    (1,015,879,438)   (16,663,524)      (696,427,145)
                             -----------------------------------------------------------------
Net decrease                 (13,223,675)   $  (577,739,853)    (8,333,633)   $  (352,359,573)
                             =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2006, were as follows:

                   41 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES Continued

                                         PURCHASES            SALES
            -------------------------------------------------------
            Investment securities   $6,783,879,107   $8,141,910,796

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

FEE SCHEDULE AUG. 31, 2005 TO DEC. 31, 2005     FEE SCHEDULE EFFECTIVE JAN. 1, 2006
--------------------------------------------    -----------------------------------------
Up to $200 million of net assets       0.75%    Up to $200 million of net assets    0.75%
Next $200 million of net assets        0.72     Next $200 million of net assets     0.72
Next $200 million of net assets        0.69     Next $200 million of net assets     0.69
Next $200 million of net assets        0.66     Next $200 million of net assets     0.66
Next $700 million of net assets        0.60     Next $700 million of net assets     0.60
Next $1 billion of net assets          0.58     Next $1 billion of net assets       0.58
Next $2 billion of net assets          0.56     Next $2 billion of net assets       0.56
Next $2 billion of net assets          0.54     Next $2 billion of net assets       0.54
Next $2 billion of net assets          0.52     Next $2 billion of net assets       0.52
Over $8.5 billion of net assets        0.50     Next $2.5 billion of net assets     0.50
                                                Over $11 billion of net assets      0.48

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended August 31, 2006, the Fund paid
$19,713,914 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

                   42 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Trustees and its independent trustees must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2006 for Class B, Class C and Class N shares were $15,236,268, $11,185,152 and $3,393,557, respectively.
Fees incurred by the Fund under the plans are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B         CLASS C         CLASS N
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------
August 31, 2006        $2,074,436         $36,741      $2,120,566        $129,157        $120,628

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2006, OFS waived $5,846, $3,770 and $6,370 for Class B, Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined

                   43 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of August 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                     CONTRACT
                        EXPIRATION     AMOUNT     VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION          DATE     (000S)     AUGUST 31, 2006   APPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Swiss Franc [CHF]           9/1/06     14,696CHF      $11,939,913        $33,954

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be

                   44 | OPPENHEIMER CAPITAL APPRECIATION FUND

recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December
15, 2006. As of August 31, 2006, the Manager is evaluating the implications of
FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                                    Appendix A

                                             Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                                    Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares(1) of the  Oppenheimer  funds or the  contingent  deferred  sales charge  that may apply to Class A, Class B or Class C shares  may be  waived.(2)
That is because of the economies of sales efforts  realized by  OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors. Not all waivers apply to all funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

     1) plans  created  or  qualified  under  Sections  401(a)  or 401(k) of the
Internal Revenue Code,

     2) non-qualified deferred compensation plans,

     3) employee benefit plans(3)

     4) Group Retirement Plans(4)

     5) 403(b)(7) custodial plan accounts

     6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
        Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I.

   Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under "Class A Contingent  Deferred  Sales  Charge."(5)  This waiver provision applies to:

     |_| Purchases of Class A shares aggregating $1 million or more.

     |_| Purchases of Class A shares by a Retirement  Plan that was permitted to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7)  Custodial  Plans) that: 1) bought shares costing $500,000 or more, 2)
had at the time of purchase 100 or more eligible  employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

     |_|  Purchases  by  an  OppenheimerFunds-sponsored  Rollover  IRA,  if  the purchases are made:
     1) through a broker, dealer, bank or registered investment adviser that has made special  arrangements with the Distributor for those purchases,  or
     2) by a direct rollover of a distribution from a qualified  Retirement Plan if the  administrator  of that  Plan  has  made  special  arrangements  with the
Distributor for those purchases.

     |_|  Purchases of Class A shares by  Retirement  Plans that have any of the following record-keeping arrangements:
     1) The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
Inc.  ("Merrill  Lynch") on a daily valuation basis for the Retirement  Plan. On the date the plan  sponsor  signs  the  record-keeping  service  agreement  with
Merrill Lynch,  the Plan must have $3 million or more of its assets  invested in
(a)  mutual  funds,  other than  those  advised  or  managed  by  Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").
     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $5 million or more of its assets  (excluding  assets  invested in money market funds)  invested in Applicable  Investments.  3) The record keeping for a Retirement  Plan is handled under a service  agreement  with Merrill Lynch and on the date the plan sponsor signs that agreement,  the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II.          Waivers of Class A Sales Charges of Oppenheimer Funds

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

|_|      The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates,  and retirement plans  established by them for their  employees.  The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents, parents, parents-in-law,  brothers and sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers  described  above or  financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are  identified  as such to the Distributor) or with the Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically  for the use of shares of the Fund in particular  investment  products made  available to their clients.  Those clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement  for this  purpose  with the  Distributor  and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts are linked to a master  account of their  investment  advisor or financial  planner on the books and  records of the broker,  agent or  financial intermediary  with which the  Distributor  has made such special  arrangements .
Each of these  investors may be charged a fee by the broker,  agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its  affiliates,  their  relatives or any trust,  pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered  into an  agreement  with the  Distributor  to sell  shares  to  defined
contribution   employee  retirement  plans  for  which  the  dealer,  broker  or investment  adviser  provides  administration  services.  Retirement  Plans  and deferred compensation plans and trusts used to fund those plans (including,  for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal  Revenue Code), in each case if those purchases are made through
a  broker,  agent  or  other  financial   intermediary  that  has  made  special
arrangements with the Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.

     |_|  Effective  October  1, 2005,  taxable  accounts  established  with the proceeds of Required Minimum Distributions from Retirement Plans.

 B. Waivers of the Class A Initial and Contingent  Deferred Sales Charges in
Certain Transactions.

     Class A shares  issued or purchased in the following  transactions  are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
distributions  reinvested  from  the  Fund or  other  Oppenheimer  funds or unit investment  trusts for which  reinvestment  arrangements have been made with the
Distributor.

     |_|  Shares  purchased  by  certain  Retirement  Plans  that  are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

     |_|  Shares   purchased  by  the  reinvestment  of  loan  repayments  by  a participant  in a Retirement  Plan for which the Manager or an affiliate acts as sponsor.

     |_| Shares purchased in amounts of less than $5.

     Class A shares issued and purchased in the following  transactions  are not subject to sales  charges (a dealer  concession  at the annual  rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan
establishment):  |_|  Retirement  Plans  that  have $5  million  or more in plan
assets.  |_| Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C.  Waivers of the Class A  Contingent  Deferred  Sales  Charge for Certain
Redemptions.

     The Class A contingent  deferred sales charge is also waived if shares that would otherwise be subject to the contingent  deferred sales charge are redeemed in the following cases:

     |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.

     |_|  Involuntary  redemptions  of shares by operation of law or involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).

     |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.

     2) To return excess contributions.

     3) To  return  contributions  made  due  to a  mistake  of  fact.

     4) Hardship withdrawals, as defined in the plan.(6)

     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.

     9) Separation from service.(7)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

     |_| For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered into a special agreement with the Distributor allowing this waiver.

     |_| For  distributions  from retirement plans that have $10 million or more in plan  assets  and  that  have  entered  into a  special  agreement  with  the
Distributor.

     |_| For distributions  from retirement plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special agreement with the Distributor.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares  purchased in certain types of  transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

     The Class B, Class C and Class N contingent  deferred sales charges will be waived for redemptions of shares in the following cases:

     |_| Shares redeemed  involuntarily,  as described in  "Shareholder  Account
Rules and Policies," in the applicable Prospectus.

     |_|  Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability must have occurred  after the account was  established,  and for  disability you must provide  evidence of a  determination  of disability by the Social Security
Administration.

     |_|  The  contingent  deferred  sales  charges  are  generally  not  waived following the death or  disability of a grantor or trustee for a trust  account.
The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have occurred after the account was established,  and for disability you must provide evidence of a  determination  of disability (as defined in the Internal  Revenue
Code).

     |_|  Distributions  from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

     |_|  Redemptions  of Class B shares held by Retirement  Plans whose records are  maintained on a daily  valuation  basis by Merrill Lynch or an  independent record keeper under a contract with Merrill Lynch.

     |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

     |_|  Redemptions of Class C shares of an Oppenheimer  fund in amounts of $1 million or more requested in writing by a Retirement  Plan sponsor and submitted more than 12 months  after  the  Retirement  Plan's  first  purchase  of Class C shares,  if the  redemption  proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

     |_| Distributions(8)  from Retirement Plans or other employee benefit plans for any of the following purposes:

     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established in an Oppenheimer fund.

     2) To return excess contributions made to a participant's account.

     3) To return contributions made due to a mistake of fact.

     4) To make hardship withdrawals, as defined in the plan.(9)

     5) To make  distributions  required  under a Qualified  Domestic  Relations
Order or, in the case of an IRA, a divorce or separation  agreement described in
Section 71(b) of the Internal Revenue Code.

     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.

     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.

     8) For loans to participants or beneficiaries.(10)

     9) On account of the participant's separation from service.(11)

     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other  than a fund  managed by the  Manager  or a  subsidiary  of the  Manager)
offered  as an  investment  option  in a  Retirement  Plan if the  plan has made special arrangements with the Distributor.

     11)  Distributions  made on account of a plan  termination or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.

     12) For  distributions  from a  participant's  account  under an  Automatic
Withdrawal  Plan  after  the  participant  reaches  age 59  1/2,  as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

     13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

     14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

     |_|  Redemptions  of Class B shares  or Class C shares  under an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

     The contingent  deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

     |_| Shares sold to the Manager or its affiliates.

     |_| Shares sold to registered  management  investment companies or separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.

     |_| Shares issued in plans of reorganization to which the Fund is a party.

     |_| Shares  sold to  present or former  officers,  directors,  trustees  or employees (and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates  and  retirement  plans  established by them for their employees.

     IV.  Special  Sales  Charge   Arrangements   for  Shareholders  of  Certain
         Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the Prospectus or Statement of
Additional  Information of the Oppenheimer funds are modified as described below for certain  persons who were  shareholders of the former Quest for Value Funds.
To be eligible,  those persons must have been shareholders on November 24, 1995, when OppenheimerFunds,  Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Fund                 Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

     |_|  acquired by such  shareholder  pursuant to an exchange of shares of an
Oppenheimer  fund  that was one of the  Former  Quest for  Value  Funds,  or

     |_|  purchased  by such  shareholder  by  exchange  of  shares  of  another
Oppenheimer fund that were acquired  pursuant to the merger of any of the Former
Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

--------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees or   Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
Members                           % of Offering Price          Net Amount Invested               Offering Price
--------------------------------- ---------------------------- --------------------------------- ---------------------
--------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                   2.50%                          2.56%                       2.00%
--------------------------------- ---------------------------- --------------------------------- ---------------------
--------------------------------- ---------------------------- --------------------------------- ---------------------
At least 10 but not more than 49             2.00%                          2.04%                       1.60%
--------------------------------- ---------------------------- --------------------------------- ---------------------

-------------------------------------------------------------------------------------------------------------------

     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares,  but those  shares  are  subject  to the Class A  contingent  deferred  sales  charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable  fund's  Prospectus  and Statement of Additional  Information.
Individuals who qualify under this arrangement for reduced sales charge rates as members  of  Associations  also may  purchase  shares  for their  individual  or custodial  accounts at these  reduced  sales charge  rates,  upon request to the
Distributor.

     |X|  Waiver of Class A Sales  Charges  for  Certain  Shareholders.  Class A
shares  purchased  by the  following  investors  are not  subject to any Class A
initial  or  contingent   deferred  sales  charges:

     o Shareholders who were shareholders of the AMA Family of Funds on February
28, 1991 and who acquired

shares of any of the Former  Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

     o  Shareholders  who acquired  shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     |X|  Waiver  of  Class  A  Contingent  Deferred  Sales  Charge  in  Certain
Transactions.  The Class A  contingent  deferred  sales charge will not apply to redemptions  of Class A shares  purchased by the  following  investors  who were shareholders of any Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares  Purchased Prior to March 6, 1995. In
the following  cases,  the  contingent  deferred sales charge will be waived for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased  prior to March 6, 1995 in  connection  with: o  withdrawals  under an automatic withdrawal plan holding only either Class B or Class C shares if the annual  withdrawal  does not exceed 10% of the initial value of the account value, adjusted annually, and

     o liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the  required  minimum  value of such accounts.

     |X| Waivers for  Redemptions of Shares  Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

     o redemptions  following the death or disability of the  shareholder(s) (as evidenced by a  determination  of total  disability by the U.S.  Social Security
Administration);

     o withdrawals  under an automatic  withdrawal plan (but only for Class B or
Class C shares)  where the annual  withdrawals  do not exceed 10% of the initial value of the account value; adjusted annually, and

     o liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

     V.  Special  Sales  Charge   Arrangements   for   Shareholders  of  Certain
Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
 Accounts, Inc.

     The initial and contingent deferred sale charge rates and waivers for Class
A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds  (each is  referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and
     are  modified  as  described  below for those  Fund  shareholders  who were shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former  Connecticut  Mutual Funds:  Connecticut Mutual
Liquid  Account  Connecticut  Mutual Total  Return  Account  Connecticut  Mutual
Government   Securities  Account  CMIA  LifeSpan  Capital  Appreciation  Account
Connecticut  Mutual Income Account CMIA LifeSpan  Balanced  Account  Connecticut
Mutual Growth Account CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

     |X| Class A Contingent  Deferred Sales Charge.  Certain  shareholders  of a
Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are:

     1) persons  whose  purchases  of Class A shares of a Fund and other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

     2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general  distributor of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

     |X| Class A Sales Charge Waivers.  Additional  Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories  below and acquired Class A shares prior to March 18, 1996, and still holds  Class A shares:

     1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut  Mutual  Funds  or a  Fund  into  which  such  Fund  merged;

     2) any  participant  in a qualified  plan,  provided that the total initial amount  invested  by the  plan in the  Fund  or any  one or  more of the  Former
Connecticut  Mutual Funds totaled  $500,000 or more;

     3)  Directors  of the  Fund or any one or  more of the  Former  Connecticut
Mutual Funds and members of their immediate families;

     4)  employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
Services,  L.L.C.  ("CMFS"),  the prior  distributor  of the Former  Connecticut
Mutual Funds, and its affiliated companies;

     5) one or more  members of a group of at least 1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business,  profession, civic or  charitable  endeavor  or other  activity,  and the  spouses  and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group;  and

     6) an  institution  acting as a  fiduciary  on behalf of an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

     In  addition  to the  waivers  set  forth  in the  Prospectus  and in  this
Appendix,  above,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or
Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut
Mutual  Fund  provided  that the  Class A or  Class B  shares  of the Fund to be redeemed or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired  by exchange  from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former  Connecticut  Mutual Fund must have been purchased prior to March 18, 1996:

     1) by the estate of a deceased  shareholder;

     2) upon the disability of a shareholder,  as defined in Section 72(m)(7) of the  Internal  Revenue  Code;

     3) for retirement distributions (or loans) to participants or beneficiaries from  retirement  plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

     4) as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;

     5) in  whole or in part,  in  connection  with  shares  sold to any  state, county,  or city,  or any  instrumentality,  department,  authority,  or  agency thereof,  that is prohibited by applicable  investment  laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

     6) in  connection  with  the  redemption  of  shares  of the  Fund due to a combination with another investment  company by virtue of a merger,  acquisition or similar reorganization transaction;

     7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

     8) in connection  with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts pursuant to an Automatic  Withdrawal
Plan but limited to no more than 12% of the original  value  annually;  or

     9) as  involuntary  redemptions  of shares by  operation  of law,  or under procedures set forth in the Fund's Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund. VI. Special  Reduced Sales Charge for Former
Shareholders of Advance America Funds, Inc.

     Shareholders  of  Oppenheimer   AMT-Free   Municipals,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

     VII.  Sales Charge  Waivers on  Purchases of Class M Shares of  Oppenheimer
Convertible Securities Fund

     Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

     |_| the Manager and its affiliates,

     |_| present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families" as defined in the Fund's  Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

     |_|  registered  management  investment  companies or separate  accounts of insurance  companies  that had an  agreement  with the Fund's  prior  investment advisor or distributor for that purpose,

     |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares for their own accounts or for  retirement  plans for their employees,

     |_| employees and registered representatives (and their spouses) of dealers or brokers  described in the preceding  section or financial  institutions  that have entered into sales  arrangements  with those  dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

     |_| dealers,  brokers,  or registered  investment advisors that had entered into an agreement  with the  Distributor  or the prior  distributor  of the Fund specifically  providing  for the use of Class M shares  of the Fund in  specific investment products made available to their clients, and

     |_| dealers,  brokers or  registered  investment  advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

          (1) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.

     (2)  In  the  case  of   Oppenheimer   Senior   Floating   Rate   Fund,   a
continuously-offered  closed-end fund,  references to contingent  deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.

     (3) An "employee  benefit plan" means any plan or  arrangement,  whether or not it is  "qualified"  under the  Internal  Revenue  Code,  under which Class N shares of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other administrator  for the account of  participants  who are  employees  of a single employer or of affiliated  employers.  These may include,  for example,  medical savings  accounts,  payroll  deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator  purchasing the shares for the benefit of participants in the plan.

     (4) The term "Group  Retirement  Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

     (5)  However,  that  concession  will not be paid on purchases of shares in amounts  of $1  million  or more  (including  any  right of  accumulation)  by a
Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the Plan for more than one year.

     (6) This provision does not apply to IRAs.

     (7) This provision only applies to qualified retirement plans and 403(b)(7)
custodial  plans  after your  separation  from  service in or after the year you reached age 55.

     (8) The  distribution  must be requested  prior to Plan  termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

     (9) This provision does not apply to IRAs.

     (10) This provision does not apply to loans from 403(b)(7)  custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

     (11) This  provision  does not apply to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.

Oppenheimer Capital Appreciation Fund

Internet Website:

         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank
         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York 11245

Independent Registered Public Accounting Firm
         KPMG LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

(OppenheimerFunds logo)

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